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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   EXHIBIT 10.51

                            ASSET PURCHASE AGREEMENT

                                    between:

                           XSIRA PHARMACEUTICALS, INC.
                       (FORMERLY NORAK BIOSCIENCES, INC.),
                             a Delaware corporation;

                                       and

                          MOLECULAR DEVICES CORPORATION
                             a Delaware corporation

                            Dated as of March 9, 2005
================================================================================

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                            ASSET PURCHASE AGREEMENT

      This Asset Purchase Agreement (the "Agreement") is entered into as of March 9, 2005 (the "Effective Date"), by and between Xsira Pharmaceuticals, Inc. (formerly Norak Biosciences, Inc.), a Delaware corporation ("Seller"), and Molecular Devices Corporation, a Delaware corporation ("Purchaser"). Purchaser and Seller may be referred to herein individually as a "Party" or, collectively, as the "Parties." Certain capitalized terms used in this Agreement are defined in Exhibit A.

                                    RECITALS

A. Seller is currently engaged in and has been engaged in the development and commercialization of products and services relating to cell-based fluorescent monitoring of the function of G protein-coupled receptors, and owns or has licenses to certain intellectual property rights and other assets associated with such development efforts, products and services.

B. Purchaser desires to acquire such intellectual property rights and assets to commercialize resulting products and services.

C. Seller wishes to sell to Purchaser, and Purchaser wishes to acquire from Seller, such intellectual property rights and assets on the terms set forth in this Agreement.

D. Concurrent with the execution of this Agreement, Purchaser and Seller are also executing certain ancillary agreements specified herein, including without limitation the License Agreement, BioImage Sublicense Agreement, GFP Sublicense Agreement, Technology Transfer Agreement, Notebook Escrow Agreement and Escrow Agreement.

                                    AGREEMENT

Purchaser and Seller, intending to be legally bound, agree as follows:

1. PURCHASE AND SALE OF ASSETS; RELATED AGREEMENTS

      1.1 ASSETS. Upon the terms and subject to the conditions of this Agreement, Seller hereby sells, transfers, conveys, assigns, grants and delivers to Purchaser, and Purchaser hereby purchases, acquires and receives, the Assets. The Parties acknowledge and agree that such sale and conveyance is taking place in the State of North Carolina, where the Transferred Assets are currently located. For purposes of this Agreement, "Assets" shall mean Seller's right, title and interest as of the Effective Date in and to all properties, assets and rights of every nature (tangible and intangible), including goodwill, wherever located, whether in the possession of Seller or another Person, and whether now existing or hereinafter acquired, that are used or held in connection with the Acquired Business or related to the Acquired Business, but excluding all of the Excluded Assets, and including all of the following assets:

            (a) INTELLECTUAL PROPERTY.

                  (i) PATENT RIGHTS. (1) All patents and patent applications listed on Exhibit B; (2) all continuations, continuations-in-part, divisions, provisional, nonprovisional and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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substitute applications of the foregoing; (3) all patents arising from the foregoing; (4) all reissues, reexaminations, renewals, extensions, or supplemental protection certificates of the foregoing; (5) all foreign equivalents of the foregoing; (6) all other patents and patent applications owned by Seller that disclose or claim Inventions; and (7) all other patents and patent applications owned by Seller and used in the Acquired Business as it is being, [*] conducted by Seller (collectively, the "Assigned Patent Rights").

                  (ii) KNOW-HOW. All Know-How owned by Seller (the "Assigned Know-How").

                  (iii) EVALUATION DATA. All of Seller's right, title, and interest in and to any data, information, or results received from [*] prior to [*] under [*] to the extent which Seller has the right to transfer to Purchaser under the terms of the respective [*] (the "Evaluation Data"). Such Evaluation Data shall include, without limitation, any such data, information, or results received under such [*] that Seller [*] but to which Seller has [*].

                  (iv) COPYRIGHTS AND OTHER RELATED PROPRIETARY RIGHTS. All copyrights, moral rights, registrations, authorizations, or other rights necessary or useful to use or otherwise exploit any works of authorship owned by Seller and used by Seller in the Acquired Business as it is being, [*] conducted by Seller, including without limitation the Promotional Materials and the Scientific/Technical Materials (the "Copyrights").

                  (v) TRADEMARKS. All trademarks (whether registered, pending, restored or common law), trademark applications, and any related trade dress, logos and similar rights used in the Acquired Business as it is being, [*] conducted by Seller, including without limitation "Transfluor" (US Registration #76049305) and "LITe" (US Registration #78356488), but excluding the Norak Mark and any related logos, trade dress, or rights (the "Assigned Trademarks").

      The Assigned Patent Rights, Assigned Know-How, Evaluation Data, Copyrights and Assigned Trademarks shall be referred to collectively as the "Assigned Intellectual Property."

            (b) CONTRACTS. All of Seller's rights (including the right to receive any payment due by the other Party thereto after the Effective Date) under the Contracts listed in Exhibit C (the "Assumed Contracts").

            (c) TRANSFERRED ASSETS. All assets transferred pursuant to the Technology Transfer Agreement, including without limitation all Biological/Chemical Materials, Promotional Materials, and Scientific/Technical Materials (the "Transferred Assets").

            (d) CLAIMS. All Claims (including, without limitation, claims for past infringement of the Assigned Patent Rights, Duke Patent Rights or Assigned Trademarks, past misappropriation of the Assigned Know-How, and past breach or other violations of the Assumed Contracts by Persons other than Seller) and causes of action of the Seller against other Persons relating to the Assets and/or the Acquired Business (regardless of whether or not such claims and causes of action have been asserted by the Seller), and all rights of indemnity, warranty rights, rights of contribution, rights to refunds, rights of reimbursement and other rights

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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of recovery possessed by the Seller relating to the Assets and/or Acquired
Business (regardless of whether such rights are currently exercisable).

            (e) BOOKS AND RECORDS. Copies or originals of all books, records, reports, files, correspondence, and other documentation of the Seller relating solely to the Assets and/or the Acquired Business, other than the Seller's Tax Returns.

            (f) GOODWILL. All goodwill of the Acquired Business.

      1.2 Licenses and Sublicenses.

            (a) PATENT SUBLICENSE. Seller hereby grants to Purchaser, to the extent permitted by the applicable license to Seller, a perpetual, irrevocable, fully paid sublicense, with, to the extent permitted by the applicable license to Seller, the right to grant further sublicenses through multiple tiers of sublicensees, under all patents and patent applications that are licensed to Seller with the right to grant sublicenses (except for patents and patent applications licensed pursuant to an Assumed Contract or Excluded Contract) and that disclose or claim Inventions, to practice, develop and commercialize the Transfluor Technology. The foregoing sublicense shall be exclusive (even as to Seller) except with respect to such patents and patent applications for which the Seller only has a non-exclusive license, in which case it shall be an exclusive sublicense (even as to Seller) by Seller of its non-exclusive license to such patents and patent applications.

            (b) KNOW-HOW SUBLICENSE. Seller hereby grants to Purchaser, to the extent permitted by the applicable license to Seller, a perpetual, irrevocable, fully paid sublicense, with, to the extent permitted by the applicable license to Seller, the right to grant further sublicenses through multiple tiers of sublicensees, under all Know-How licensed to Seller with the right to grant sublicenses (except for Know-How licensed pursuant to an Assumed Contract or Excluded Contract), to practice, develop and commercialize the Transfluor Technology. The foregoing sublicense shall be exclusive (even as to Seller) except with respect to such Know-How for which the Seller only has a non-exclusive license, in which case it shall be an exclusive sublicense (even as to Seller) by Seller of its non-exclusive license to such Know-How.

      1.3 NO ASSUMED LIABILITIES.

            (a) Subject to Section 1.3(c), the Purchaser shall not assume any Liabilities of the Seller whatsoever, whether relating to the Assets, the Acquired Business, the Transfluor Technology or otherwise (collectively, the "Excluded Liabilities"), including:

                  (i)    [*];

                  (ii)   [*];

                  (iii)  [*];

                  (iv)   [*];

                  (v)    [*];

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                  (vi)   [*];

                  (vii)  [*];

                  (viii) [*];

                  (ix)   [*];

                  (x)    [*];

                  (xi)   [*];

                  (xii)  [*];

                  (xiii) [*];

                  (xiv)  [*];

                  (xv)   [*];

                  (xvi)  [*]; and

                  (xvii) [*].

            (b) Seller will retain and remain liable for, and will pay, perform and discharge when due, the Excluded Liabilities.

            (c) Notwithstanding Section 1.3(a), the following liabilities shall be assumed by the Purchaser (collectively, the "Assumed Liabilities"):

                  (i)    [*];

                  (ii)   [*]; and

                  (iii)  [*].

      1.4 PURCHASE PRICE.

            (a) PURCHASE PRICE. The Parties agree that the entire consideration for the sale, assignment, conveyance and delivery of the Assets to the Purchaser and Seller's performance of its obligations under the Transaction Documents shall be $11,000,000 and the assumption of the Assumed Liabilities (the "Purchase Price"), to be paid in cash in immediately available funds, by wire transfer to a bank account specified in writing by Seller, as follows:

                  (i) INITIAL PAYMENT. On the Effective Date, Purchaser shall pay to Seller $8,250,000;

                  (ii) INDEMNIFICATION ESCROW AMOUNT. On the Effective Date, Purchaser shall deposit $1,100,000 (the "Indemnification Escrow Amount") into an escrow

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

account (the "Escrow Account"), to be held and distributed in accordance with the terms of the Escrow Agreement that the Parties are entering into or have entered into on the Effective Date (the "Escrow Agreement"); and

                  (iii) COMPLETION OF TECHNOLOGY TRANSFER. Within [*] of the earlier of (i) Purchaser's receipt of written notice from Seller that the Initial Training Completion Date (as such term is defined in the Technology Transfer Agreement) has passed, or (ii) Seller's receipt of written notice from Purchaser acknowledging Purchaser's achievement of Minimal Competence in accordance with Section 4.2(e) of the Technology Transfer Agreement, Purchaser shall pay Seller $1,650,000; provided, however, that [*], then [*].

            (b) SALE AND USE TAXES. Seller shall [*] any sales taxes, use taxes due under North Carolina law, transfer taxes, documentary charges, recording fees or similar taxes, charges, fees or expenses that may become payable in connection with the sale of the Assets to the Purchaser.

      1.5 TRANSACTIONAL AGREEMENTS. On the Effective Date, Purchaser and Seller shall also enter into the License Agreement, BioImage Sublicense Agreement, GFP Sublicense Agreement, Technology Transfer Agreement, Notebook Escrow Agreement, Escrow Agreement, Patent Assignment Agreement, Trademark Assignment Agreement, and AV GFP Sublicense Agreement in the forms attached hereto as Exhibits F-1 through F-9 (the "Transactional Agreements") and Purchaser and Seller shall agree to immediately terminate, and Purchaser shall cause [*] to terminate, the [*], between Seller and [*].

      1.6 FURTHER ACTION. After the Effective Date, the Parties shall also provide to each other any additional documents reasonably necessary to evidence or effect the transactions contemplated by this Agreement, including a bill of sale. If, at any time after the Effective Date, any further action shall be necessary on the part of either Party hereto to effect the intentions of the Parties as expressed in this Agreement, as and when requested by a Party and at such Party's expense, each such Party shall take all such further action as may reasonably be necessary to effect such intentions, including without limitation
(a) providing to the other Party information relevant to determining the amount of Taxes due with respect to the transactions contemplated in this Agreement; and (b) executing and filing with the United States Patent and Trademark Office (USPTO) and equivalent foreign entities documents demonstrating the assignment to Purchaser of the Assigned Intellectual Property.

      1.7 FIRPTA MATTERS. Seller has delivered to Purchaser a certificate of Seller, in the form reasonably requested by Purchase prior to the Effective Date, dated the Effective Date and sworn to under penalty of perjury, setting forth the name, address and federal tax identification number of Seller and stating that Seller is not a "foreign person" within the meaning of Section 1445 of the Code, such certificate to be in the form set forth in the Treasury Regulations thereunder.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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2. REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller hereby represents and warrants as follows:

      2.1 DUE ORGANIZATION.

            (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) Seller in the course of operating the Acquired Business is not required to be qualified, authorized, registered or licensed to do business as a foreign corporation in any jurisdiction other than the jurisdictions listed in
Part 2.1(b) of the Disclosure Schedule.

            (c) Seller has all necessary power and authority:

                  (i) to conduct its business in the manner in which it is currently being conducted; and

                  (ii) to own and use its assets in the manner in which its assets are currently owned and used.

            (d) Seller has never approved, or commenced any proceeding or made any election contemplating, the winding up or cessation of Seller's business or affairs.

      2.2 RECORDS. The books of account and other records of the Seller relating to the Assets are accurate, up-to-date and complete, and have been maintained in accordance with sound and prudent business practices.

      2.3 CUSTOMERS. The Seller has not received any notice or other communication (in writing or otherwise), and the Seller has not received any other information, indicating that any customer or other Person may cease dealing with the Seller with respect to the Assets or may otherwise reduce the volume of business transacted by such Person with the Seller with respect to the Assets; provided, that, Seller can provide no assurances or representations regarding any customer's intent to request services or conduct business with Seller with respect to the Assets after the expiration of the current term of any Assumed Contract or Retained Contract.

      2.4 INTELLECTUAL PROPERTY.

            (a) All Assigned Intellectual Property is owned by Seller free and clear of any Encumbrances (other than licenses granted pursuant to the Contracts listed in Part 2.4(b) of the Disclosure Schedule), and Seller has good, valid and freely transferable title to all such intellectual property.

            (b) Part 2.4(b) of the Disclosure Schedule accurately identifies each Contract pursuant to which any Person has been granted any license under, or otherwise has received or acquired any right (whether or not currently exercisable) or interest in, any Assigned Intellectual Property. Except for the licenses granted under the [*], the Seller has not granted any licenses to any Third Party which would permit such Third Party to [*]. The Seller is not bound by, and no

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Assigned Intellectual Property is subject to, any Contract containing any covenant or other provision that in any way limits or restricts the ability of the Seller to use, exploit, assert, or enforce any Assigned Intellectual Property anywhere in the world.

            (c) Exhibit B accurately identifies (i) each Assigned Patent Right (whether filed or registered exclusively in the name of Seller, jointly with another Person, or otherwise), (ii) the jurisdiction in which such Assigned Patent Right has been registered or filed and the applicable registration or serial number, and (iii) any other Person that has an ownership interest in such Assigned Patent Right and the nature of such ownership interest. The Seller has provided to the Purchaser the opportunity to inspect complete and accurate copies of all applications, correspondence, and other material documents related to each Assigned Patent Right.

            (d) Exhibit D accurately identifies (i) each Duke Patent Right (whether filed or registered exclusively in the name of the Duke University, jointly with another Person, or otherwise), (ii) the jurisdiction in which such Duke Patent Right has been registered or filed and the applicable registration or serial number, and (iii) any other Person other than Duke or the United States Government that has an ownership interest in such Duke Patent Right and the nature of such ownership interest, provided that Howard Hughes Medical Institute, ("HHMI") though not an owner of any Duke Patent Rights, retains [*]. The Seller has provided to the Purchaser the opportunity to inspect complete and accurate copies of all applications, correspondence with the U.S. and foreign patent offices, and other material documents related to each Duke Patent Right.

            (e) All of the In-Licensed Patent Rights are licensed to Seller and Seller has obtained and executed all consents or other documentation and instruments necessary for Seller to assign all of its right and interest in and to such patent rights (and the related Assumed Contracts) to enable Purchaser to practice such licensed patent rights and exercise all other rights of Seller under such Assumed Contracts.

            (f) All documents and instruments which may be reasonably necessary to perfect the rights of the Seller in the Assigned Intellectual Property and In-Licensed Patent Rights have been validly executed, delivered and filed in a timely manner with the appropriate Governmental Body.

            (g) Except as set forth in Part 2.4(g) of the Disclosure Schedule, no funding, facilities or personnel of any Governmental Body were used, directly or indirectly, to develop or create, in whole or in part, any Assigned Patent Rights or, to the Knowledge of the Seller, In-Licensed Patent Rights.

            (h) To the Knowledge of Seller, there are no defects in the filing or prosecution of the Assigned Patent Rights or In-Licensed Patent Rights that could reasonably be expected to cause either the invalidity or unenforceability of any patent that may issue from the Assigned Patent Rights or In-Licensed Patent Rights, or cause a patent not to issue from the Assigned Patent Rights or In-Licensed Patent Rights.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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            (i) All patents or patent applications that are filed or registered with any Governmental Body and included within the Assigned Intellectual Property and Duke Patent Rights are subsisting and, to the Knowledge of Seller, as to issued patents only, are valid and enforceable. Without limiting the generality of the foregoing:

                  (i) Each U.S. patent application and U.S. patent comprising the Assigned Intellectual Property or the Duke Patent Rights which has been filed with a Governmental Body, was to Seller's Knowledge filed within one year of the first printed publication, public use or offer for sale of each invention described in such U.S. patent application or U.S. patent. Except as set forth at
Part 2.4(i)(i) of the Disclosure Schedule, each foreign patent application and foreign patent comprising the Assigned Intellectual Property or the Duke Patent Rights which has been filed with a Governmental Body, was to Seller's Knowledge filed, or claims priority to a patent application filed, before the time at which each invention described in such foreign patent application or foreign patent was first made available to the public.

                  (ii) To Seller's Knowledge, no trademark (whether registered or unregistered) or trade name comprising the Assigned Trademarks conflicts, interferes or is confusingly similar in the applicable market territory with any trademark (whether registered or unregistered) or trade name applied for, or owned or used by any other Person. None of the goodwill associated with or inherent in any trademark (whether registered or unregistered) in which the Seller has or purports to have an ownership interest has, to Seller's Knowledge, been impaired.

                  (iii) Each item of Assigned Intellectual Property or Duke Patent Rights that is registered, filed or issued under the authority of a Governmental Body is and at all times has been in compliance with all Legal Requirements, and all filings, payments, and other actions required to be made or taken to maintain such item of Assigned Intellectual Property or Duke Patent Rights in full force and effect have been made by the applicable deadline. Except as indicated in Part 2.4(i)(iii) of the Disclosure Schedule, (1) no application for a patent or for a copyright, mask work or trademark registration or any other type of Assigned Intellectual Property or Duke Patent Rights filed by or on behalf of the Seller or Duke University has been abandoned or allowed to lapse and (2) no provisional patent application has expired without the filing of a nonprovisional patent application that claims the benefit of such provisional patent application.

            (j) Each Person who is or was an employee, consultant or contractor of the Seller and who is or was involved in the creation or development of any Assigned Intellectual Property has signed a valid, enforceable agreement with the Seller containing an assignment of Assigned Intellectual Property to the Seller and confidentiality provisions protecting the Assigned Intellectual Property. No past or current Seller employee, consultant or contractor has any claim, right (whether or not currently exercisable) or interest to or in any Assigned Intellectual Property.

            (k) The Seller has taken all reasonable steps to maintain the confidentiality and secrecy of, and otherwise protect and enforce its rights in, all proprietary information used in

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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or included in the Assigned Intellectual Property and held by the Seller, or purported to be held by the Seller, as a trade secret.

            (l) The Seller is not and was never a member or promoter of, or a contributor to, any industry standards body or similar organization that could require or obligate the Seller to grant or offer to any other Person any license or right to any Assigned Intellectual Property.

            (m) Part 2.4(m) of the Disclosure Schedule accurately identifies each filing and action that, as of the Effective Date, must be made or taken on or before the date that is one hundred and twenty (120) days after the Effective Date in order to maintain each item of the Assigned Intellectual Property and the Duke Patents Rights in full force and effect.

            (n) No interference, opposition, reissue, reexamination or other proceeding of any nature is or has been pending, or to the Knowledge of Seller, threatened in which the scope, validity or enforceability of any of the Assigned Intellectual Property or Duke Patent Rights is being, has been or could reasonably be expected to be contested or challenged.

            (o) To the Knowledge of Seller the practice of the Transfluor Technology does not infringe or constitute a misappropriation of any proprietary asset owned or controlled by any other Person, provided that the Person practicing the Transfluor Technology has sufficient right to any Third Party proprietary detectable molecules, GPCRs, promoters, expression vectors, or compounds or compound libraries used to construct [*] or to perform any Transfluor Assay, including but not limited to any of the items listed on Exhibit F to the Technology Transfer Agreement. Except as set forth on Part 2.4(o) of the Disclosure Schedule with respect to [*], Seller has not received any written notice from any Person of any actual, alleged, possible or potential infringement, misappropriation or unlawful use of, any intellectual property owned or controlled by such Person.

            (p) Except as set forth at Part 2.4(p) of the Disclosure Schedule, to the Knowledge of Seller, in conducting the Acquired Business, the Seller has never materially infringed (directly, contributorily, by inducement, or otherwise), misappropriated or otherwise violated any intellectual property right of any other Person. Without limiting the generality of the foregoing, to the Knowledge of Seller:

                  (i) No product, information or service ever manufactured, produced, distributed, published, used, provided or sold by or on behalf of the Seller and in connection with the Assets or the Acquired Business, and no Assigned Intellectual Property or In-Licensed Patent Rights, has ever materially infringed, misappropriated or otherwise violated any intellectual property right of any other Person.

                  (ii) No infringement, misappropriation or similar claim or Proceeding relating to the Assets or Acquired Business is pending or has been threatened against the Seller or against any other Person who may be entitled to be indemnified, defended, held harmless or reimbursed by the Seller with respect to such claim or Proceeding. With respect to the Assets or the Acquired Business the Seller has never received any notice or other communication (in writing or otherwise) relating to any actual, alleged or suspected infringement, misappropriation or violation of any intellectual property right of another Person.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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            (q) To the Knowledge of Seller, except as set forth at Part 2.4(q)
of the Disclosure Schedule, no Person has materially infringed, misappropriated or made any unlawful use of, and no Person is materially infringing, misappropriating or making any unlawful use of any Assigned Intellectual Property or Duke Patent Right. No letter or other written or electronic communication or correspondence has been received by the Seller or any Representative of the Seller from a Third Party (including those Persons identified in Part 2.4(q)), or sent by the Seller or any Representative of the Seller to a Third Party (including those Persons identified in Part 2.4(q)), regarding any actual, alleged, or suspected infringement or misappropriation of any Assigned Intellectual Property or Duke Patent Right. No action has been taken by Seller with regard to any Person identified in Part 2.4(q).

            (r) There are no Claims pending against Seller or, to Seller's Knowledge, threatened by any Person (i) contesting Seller's right to use, exclusively, the Assigned Intellectual Property or Duke Patent Rights or (ii) otherwise challenging the ownership, validity, enforceability or use of any of the Assigned Intellectual Property or Duke Patent Rights.

            (s) The Assigned Intellectual Property and In-Licensed Patent Rights together constitute all of the proprietary assets of Seller that are reasonably necessary to enable Purchaser to conduct the Acquired Business as it is being, [*] conducted by Seller.

            (t) Neither the execution, delivery or performance of this Agreement, the Consent Agreements or any of the Transactional Agreements, nor the consummation of any of the Transactions will, with or without notice or the lapse of time, result in or give any other Person the right or option to cause or declare: (i) a loss of, or Encumbrance on, any Assigned Intellectual Property or In-Licensed Patent Right; (ii) a breach of any Assumed Contract or Retained Contract; (iii) the release, disclosure or delivery of any Assigned Intellectual Property by or to any escrow agent or other Person; or (iv) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any Assigned Intellectual Property or In-Licensed Patent Right.

            (u) All registrations on behalf of the Seller with, and applications to, any Governmental Body in respect of the Assigned Intellectual Property are valid and in full force and effect and are not subject to the payment of any delinquent Taxes or delinquent maintenance fees or the taking of any other actions by the Seller to maintain their validity or effectiveness.

            (v) Except as set forth at Part 2.4(v) of the Disclosure Schedule, Seller has taken all action reasonably necessary to prosecute all existing applications and to maintain all registrations in the Assigned Intellectual Property and the Duke Patent Rights in full force and effect, and has not taken or failed to take any action which could reasonably be expected to have the effect of waiving any rights to the Assigned Intellectual Property or the Duke Patent Rights.

            (w) Seller has taken all reasonable measures to protect and preserve the security, confidentiality, value and ownership of the know-how and other confidential information included in the Assigned Intellectual Property. To Seller's Knowledge, none of the Know-How is part of the public domain or knowledge, nor has the Know-How been used by, disclosed or divulged to, or appropriated by or for the benefit of any Person other than Seller or otherwise to the detriment of the Acquired Business.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (x) The Transfluor Technology-related laboratory notebooks provided under Exhibit D of the Technology Transfer Agreement and Exhibit B of the Notebook Escrow Agreement constitute all notebooks documenting the inventions claimed under the Assigned Patent Rights.

      2.5 CONTRACTS.

            (a) The Seller has delivered to the Purchaser accurate and complete copies of each Assumed Contract and the [*], including all amendments thereto. Each Assumed Contract and Consent Agreement is valid and in full force and effect.

            (b) The Seller has delivered to the Purchaser accurate and complete copies of each Retained Contract, including all amendments thereto, except that Seller [*].

            (c) Except as set forth in Part 2.5(c) of the Disclosure Schedule:
(i) Seller has not, and to Seller's Knowledge, no other Person has violated or breached, or declared or committed any default under, any Assumed Contract or Retained Contract; (ii) to Seller's Knowledge, no event has occurred, and no circumstance or condition exists, that might (with or without notice or lapse of time) (A) result in a violation or breach of any of the provisions of any Assumed Contract or Retained Contract, (B) give any Person the right to declare a default or exercise any remedy under any Assumed Contract or Retained Contract, (C) give any Person the right to accelerate the maturity or performance of any Assumed Contract or Retained Contract, or (D) give any Person the right to cancel, terminate or modify any Assumed Contract or Retained Contract; and (iii) the Seller has not received any written notice regarding any actual, alleged, possible or potential violation or breach of, or default under, any Assumed Contract or Retained Contract.

            (d) The Seller has never guaranteed or otherwise agreed to cause, insure or become liable for, and the Seller has never pledged any of the Assets to secure, the performance or payment of any obligation or other Liability of any other Person in connection with the Acquired Business.

            (e) The performance of the Assumed Contracts and Retained Contracts will not result in any violation of or failure to comply with any material Legal Requirement.

            (f) Seller has not waived any of its rights under any of the Assumed Contracts or Retained Contracts.

            (g) Seller has obtained all consents, documentation, and other instruments necessary for the Assumed Contracts to be sold, transferred, conveyed, assigned, granted, or delivered to Purchaser.

            (h) After the closing of the Transactions (which will include the execution and delivery of the Transactional Agreements and Consent Agreements), Seller will have all rights necessary to fulfill its obligations under the Retained Contracts and Assumed Service Contracts.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (i) No Person is renegotiating, or has the right to reduce or modify, in its sole discretion, any amount paid or payable to the Seller under any Assumed Contract or Retained Contract or any other term or provision of any Assumed Contract or Retained Contract.

            (j) There is no basis upon which any party to any Assumed Contract may declare default or breach of such Assumed Contract upon (i) the assignment to the Purchaser of any right under such Assumed Contract or (ii) the delegation to or performance by the Purchaser of any obligation under such Assumed Contract.

            (k) The Assumed Contracts, Retained Contracts and Excluded Contracts collectively constitute all of the Contracts materially relied upon by Seller to conduct the Acquired Business as it is being, [*] conducted by Seller, excluding certain contracts regarding the acquisition and use of equipment and generally applicable data and image analysis software.

            (l) Except as set forth on Part 2.5(l) of the Disclosure Schedule, the Assumed Contracts, Retained Contracts and Excluded Contracts collectively constitute all of the Contracts reasonably necessary to enable Purchaser to license the Transfluor Technology, perform Transfluor Technology services, and sell Transfluor Technology products in the manner in which the Acquired Business as it is being, [*] conducted by Seller, provided that, Purchaser shall be solely responsible for obtaining sufficient personnel, equipment, intellectual property rights or licenses with respect to the items identified on, or technology(ies) included or incorporated in the items identified on, Part 2.5(l) of the Disclosure Schedule, and/or generally applicable data and image analysis software as necessary to do the foregoing.

            (m) Seller has completed all obligations under the Assumed Contracts (other than the Assumed Services Contracts) to perform Services.

            (n) Part 2.5(n) of the Disclosure Schedule identifies (i) all Persons to whom Seller has granted a sublicense under the License Agreement between Norak Biosciences, Inc. and Duke University dated [*]; (ii) for each such Person, the Contract in which such sublicense was granted; and (iii) for each Person, whether such sublicense is in effect as of the Effective Date. Seller has paid all amounts due to Duke University prior to the Effective Date on account of such sublicenses. Seller has not received any amounts from any such Persons for which a payment would be owed to Duke University but such payment has not yet been made.

            (o) Part 2.5(o) of the Disclosure Schedule identifies (i) all Persons to whom Seller has granted a sublicense under the Non-Exclusive License Agreement between Norak Biosciences, Inc. and BioImage A/S [*]; (ii) for each such Person, the Contract in which such sublicense was granted; and (iii) for each Person, whether such sublicense is in effect as of the Effective Date. Seller has paid all amounts due to BioImage A/S prior to the Effective Date on account of such sublicenses. Seller has not received any amounts from any such Persons for which a payment would be owed to BioImage A/S but such payment has not yet been made.

            (p) Part 2.5(p) of the Disclosure Schedule identifies (i) all Persons to whom Seller has granted a sublicense under the License Agreement between Norak Biosciences, Inc. and Prolume, Ltd. [*]; (ii) for each such Person, the Contract in which such sublicense was granted; and (iii) for each Person, whether such sublicense is in effect as of the Effective Date.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Seller has paid all amounts due to Prolume, Ltd. prior to the Effective Date on account of such sublicenses. Seller has not received any amounts from any such Persons for which a payment would be owed to Prolume, Ltd. but such payment has not yet been made.

            (q) Part 2.5(q) of the Disclosure Schedule identifies (i) all Persons who currently qualify or have previously qualified as [*] as such term is defined in Non-Exclusive License Agreement between Norak Biosciences, Inc. and [*]; (ii) for each such Person, the Contract that conferred upon such Person status as a [*]; and (iii) for each Person, whether such Contract is in effect as of the Effective Date and whether such Contract provides for such Person to pay any optional or mandatory annual renewal fees after the Effective Date. Seller has paid all amounts due to [*] prior to the Effective Date on account of amounts received from such Persons. Seller has not received any amounts from any such Persons for which a payment would be owed to [*] but such payment has not yet been made.

            (r) Part 2.5(r) of the Disclosure Schedule identifies (i) each Contract entered into prior to the Effective Date that is a [*] or [*] as such terms are defined in the Evaluation License Marketing Agreement between Norak Biosciences, Inc. and [*]; and (ii) for each such Contract, whether it is a [*] or [*]. Seller has paid all amounts due to [*] prior to the Effective Date on account of such Contracts and amounts received pursuant thereto. Seller has not entered into any [*] or [*] for which a payment would be owed to [*] but such payment has not yet been made.

            (s) Part 2.5(s) of the Disclosure Schedule identifies each Contract whereby Seller received a license under any intellectual property rights owned or controlled by a Third Party that are reasonably necessary or useful to practice the Transfluor Technology or conduct the Acquired Business.

            (t) To the Knowledge of Seller, the [*] did not make any improvements to the Transfluor Technology pursuant to the Technology Evaluation Agreement between Norak Biosciences, Inc. and [*].

            (u) Except as set forth in Sections 8 and 8A of the Duke Consent, Seller has entered into no Contract with Duke University.

      2.6 PROCEEDINGS; ORDERS.

            (a) There is no pending Proceeding against Seller, and to the Knowledge of Seller, no Person has threatened by written notice to commence any Proceeding that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Transactions.

            (b) To the Knowledge of Seller, no event has occurred, and no claim, dispute or other condition or circumstance exists, that might give rise to or serve as a basis for the commencement of any Proceeding described in Section 2.6(a).

            (c) There are no Claims pending or, to Seller's Knowledge, threatened before any Governmental Body which relate to, or which could affect Seller or the Assets or which could delay or prevent the consummation of the Transaction or which could result in a

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

diminution of the benefits contemplated by this Agreement, nor to the Knowledge of Seller is there any reasonable basis on which any Claim may be brought in the future.

            (d) There is no outstanding writ, judgment, stipulation, injunction, decree, determination, award or other order of any Governmental Body against Seller that adversely affects, or could adversely affect, the condition (financial or otherwise), operations or prospects of the Acquired Business.

            (e) There is no pending investigation of any Governmental Body relating to the Seller, the Acquired Business or the Assets.

            (f) To the Knowledge of Seller, there is no reasonable basis on which any Claim may be brought in the future by Seller against any Person, including a former or current employee, consultant or contractor, relating to such Person's unauthorized use or disclosure of confidential or proprietary information of Seller.

            (g) To the Knowledge of Seller, there is no reasonable basis on which any Claim may be brought in the future by any Third Party, relating to Seller's unauthorized use or disclosure of confidential or proprietary information of such Third Party.

      2.7 AUTHORITY; BINDING NATURE OF AGREEMENTS.

            (a) Seller has all requisite corporate right, power and authority to enter into and to perform its obligations under this Agreement, the Consent Agreements and each of the Transactional Agreements.

            (b) The execution, delivery and performance by Seller of this Agreement, the Consent Agreements and the Transactional Agreements have been duly authorized by all necessary action on the part of Seller and its Board of Directors and stockholders.

            (c) This Agreement, the Consent Agreements and each of the Transactional Agreements constitutes a legal, valid and binding obligation of Seller that is enforceable against Seller in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

      2.8 NON-CONTRAVENTION; CONSENTS. Neither the execution, delivery nor performance of, nor actions taken pursuant to, this Agreement, Consent Agreements or any of the Transactional Agreements will (with or without notice or lapse of time):

            (a) contravene, conflict with or result in a violation of (i) any of the provisions of Seller's Certificate of Incorporation or bylaws, or (ii) any resolution adopted by Seller's Board of Directors (or any committee thereof) or stockholders;

            (b) cause any of the Assets to be reassessed or revalued by any taxing authority in North Carolina or other Governmental Body currently having authority over the Assets, other than solely as a consequence of this transaction;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Seller or any employee of the Seller and is related to the Acquired Business;

            (d) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge this Agreement, the Consent Agreements or any of the Transactional Agreements or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which Seller, or any of the assets owned or used by Seller, is subject;

            (e) give any Person the right to (i) declare a default or exercise any remedy under any Assumed Contract or Retained Contract, (ii) accelerate the maturity or performance of any Assumed Contract or Retained Contract or (iii) cancel, terminate or modify any Assumed Contract or Retained Contract; or

            (f) result in the imposition or creation of any Encumbrance upon or with respect to the Purchased Assets.

Except as set forth at Part 2.8 of the Disclosure Schedule, Seller was not, is not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with the execution and delivery of this Agreement or any of the Transactional Agreements.

      2.9 SOLVENCY. Except as set forth in Part 2.9 of the Disclosure Schedule, the Seller has not, at any time, (i) made a general assignment for the benefit of creditors, (ii) filed, or had filed against it, any bankruptcy petition or similar filing, (iii) suffered the attachment or other judicial seizure of all or a substantial portion of its assets, (iv) admitted in writing its inability to pay its debts as they become due, (v) been convicted of, or pleaded guilty or no contest to, any felony, or (vi) taken or been the subject of any action that may have an adverse effect on its ability to comply with or perform any of its covenants or material obligations under this Agreement, the Consent Agreements or any of the Transactional Agreements.

      2.10 COMPLIANCE WITH LEGAL REQUIREMENTS. Without exception (a) the Seller is in full compliance with each material Legal Requirement that is applicable to it in the conduct of the Acquired Business or the ownership or use of the Assets; (b) the Seller has at all times been in full compliance with each material Legal Requirement that is or was applicable to it in the conduct of its business or the ownership or use of any of the Assets; (c) no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) constitute or result directly or indirectly in a violation by the Seller of, or a failure on the part of the Seller to comply with, any material Legal Requirement applicable to the Acquired Business; and
(d) the Seller has not received, at any time, any notice or other communication (in writing or otherwise) from any Governmental Body or any other Person regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with, any material Legal Requirement applicable to the Acquired Business, or (ii) any actual, alleged, possible or potential obligation on the part of the Seller to undertake, or to bear all or any portion of the cost of, any cleanup or any remedial, corrective or response action of any nature. The Seller has delivered to the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Purchaser an accurate and complete copy of each report, study, survey or other document which the Seller or its Representatives has or knows exists that addresses or otherwise relates to the compliance of the Seller with, or the applicability to the Seller of, any Legal Requirement affecting the Acquired Business or involving the ownership or use of any of the Assets.

      2.11 GOVERNMENTAL AUTHORIZATIONS. Seller holds no Governmental Authorizations applicable to the conduct of the Acquired Business. The Seller is and has at all times been in full compliance with all of the terms and requirements of all Governmental Authorization applicable to the conduct of the Acquired Business. No event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) (a) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization applicable to the conduct of the Acquired Business; or (b) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization applicable to the conduct of the Acquired Business. The Seller has never received any notice or other communication (in writing or otherwise) from any Governmental Body or any other Person regarding
(a) any actual, alleged, possible or potential violation of or failure to comply with any term or requirement of any Governmental Authorization applicable to the conduct of the Acquired Business, or (b) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization applicable to the conduct of the Acquired Business. All applications required to have been filed for the renewal of the Governmental Authorizations applicable to the conduct of the Acquired Business have been duly filed on a timely basis with the appropriate Governmental Bodies, and each other notice or filing required to have been given or made with respect to such Governmental Authorizations has been duly given or made on a timely basis with the appropriate Governmental Body. Seller has disclosed no Governmental Authorizations necessary (i) to enable the Seller to conduct the Acquired Business in the manner in which such business is currently being conducted and in the manner in which such business is proposed to be conducted and (ii) to permit the Seller to own and use the Assets in the manner in which they are currently owned and used and in the manner in which they are proposed to be owned and used.

      2.12 TAX MATTERS.

            (a) To the extent that the Purchaser would become liable for any Tax imposed on the transfer of Assets from Seller to Purchaser under applicable law or such Tax would create an Encumbrance on the Assets: (i) each Tax required to have been paid, or claimed by any Governmental Body to be payable, by the Seller has been duly paid in full on a timely basis; and (ii) any Tax required to have been withheld or collected by the Seller has been duly withheld and collected, and (to the extent required) each such Tax has been paid to the appropriate Governmental Body; provided, however, that this provision shall not apply to any sales tax or use tax that may be imposed under the laws of any state other than North Carolina or on Purchaser by reason of its transfer of the Transferred Assets to a location outside of North Carolina or by reason of Purchaser's use of the Assets on or after the Effective Date. All Tax Returns required to be filed with respect to the Acquired Business and the Assets have been filed. Each such Tax Return has been prepared in material compliance with all applicable laws and regulations, and all such Tax Returns are true and accurate in all material respects.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (b) No claim or other Proceeding is pending or has been threatened against or with respect to the Seller in respect of any Tax relating to the Assets or the Acquired Business. There are no unsatisfied Liabilities for Taxes relating to the Assets or the Acquired Business (including liabilities for interest, additions to tax and penalties thereon and related expenses) with respect to any notice of deficiency or similar document received by the Seller. The Seller has not entered into or become bound by any agreement or consent affecting the Assets pursuant to Section 341(f) of the Code.

            (c) No claim has ever been made by a taxing authority in a jurisdiction where the Seller does not file Tax Returns with respect to the Acquired Business or the Assets that the Seller is or may be subject to Taxes assessed by such jurisdiction with respect to the Acquired Business or the Assets.

      2.13 PERFORMANCE OF SERVICES. All services that have been performed by or on behalf of the Seller in the course of conducting the Acquired Business were performed in accordance with [*] standards and in conformity with the terms and requirements of all applicable warranties and other contracts and with all applicable Legal Requirements. The Purchaser will not incur or otherwise become subject to any Liability arising directly or indirectly from any services performed by the Seller in the course of conducting the Acquired Business. There is no claim pending or being threatened against the Seller relating to any services performed by or on behalf of the Seller in the course of conducting the Acquired Business, and there is no basis for the assertion of any such claim.

      2.14 INSURANCE. No insurance claim has ever been made by the Seller related to the Acquired Business. The Seller has not received: (i) any notice or other communication (in writing or otherwise) regarding the actual or possible cancellation or invalidation of any of the Seller's existing insurance policies which relate to the Acquired Business or regarding any actual or possible adjustment in the amount of the premiums payable with respect to any of said policies; or (ii) any notice or other communication (in writing or otherwise) regarding any actual or possible refusal of coverage under, or any actual or possible rejection of any claim under, any such policies.

      2.15 RELATED PARTY TRANSACTIONS. Except as set forth in Part 2.15 of the Disclosure Schedule: (a) no Related Party has any direct, or to the Knowledge of Seller, any indirect interest of any nature in any of the Assets; (b) [*], no Related Party has entered into, or has had any direct or, to the Knowledge of Seller, indirect financial interest in, any Assumed Contract or Retained Contract, transaction or business dealing of any nature involving the Assets or relating to the Acquired Business; (c) no Related Party is competing, or has at any time [*] competed, directly or indirectly, with the Acquired Business; (d) no Related Party has any claim or right against the Seller that is or would reasonably be likely to be adverse to the Assets or the Acquired Business; and
(e) no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) directly or indirectly give rise to or serve as a basis for any claim or right in favor of any Related Party with respect to the Assets or the Acquired Business.

      2.16 CERTAIN PAYMENTS, ETC. The Seller has not, and no officer, employee, agent or other Person acting for or on behalf of the Seller has, in connection with the Acquired Business

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

at any time, directly or indirectly: (a) used any corporate funds (i) to make any unlawful political contribution or gift or for any other unlawful purpose relating to any political activity, (ii) to make any unlawful payment to any governmental official or employee or (iii) to establish or maintain any unlawful or unrecorded fund or account of any nature; (b) made any intentionally false or fictitious entry in any of the books of account or other records of the Seller;
(c) made any payoff, influence payment, bribe, rebate, kickback or unlawful payment to any Person; (d) made any payment (whether or not lawful) to any Person, or provided (whether lawfully or unlawfully) any favor or anything of value (whether in the form of property or services, or in any other form) to any Person, for the purpose of obtaining or paying for (i) favorable treatment in securing business or (ii) any other special concession; or (e) agreed, committed or offered (in writing or otherwise) to take any of the actions described in clauses "(a)" through "(d)" above.

      2.17 ABSENCE OF CHANGE. During the [*] period immediately prior to the Effective Date, Seller has operated the Acquired Business in the ordinary course of business reasonably consistent with past practice, and Seller has not (other than in the ordinary course of business reasonably consistent with past practice and other than as contemplated by the consummation of the Transaction):

            (a) lost any significant customer (other than by expiration of a Contract in accordance with its terms) or suffered any material adverse change in the condition (financial or otherwise), assets, liabilities, or operations of the Acquired Business;

            (b) amended any of its prices for its services or for granting licenses to the Transfluor Technology pursuant to an existing Contract;

            (c) settled, compromised, waived, released or canceled any Claim or other valuable rights;

            (d) sold, assigned or otherwise transferred its rights to any tangible assets or intangible assets (e.g., patents, trademarks, service marks, trade names, copyrights, licenses, franchises, know-how) that are related to, and material to, the Acquired Business;

            (e) subjected any of the Assets to the creation of any Lien;

            (f) made or become bound to any capital expenditure, individually or in the aggregate, in excess of [*] with respect to the Acquired Business or any asset material to the Acquired Business;

            (g) suffered any damage to or destruction or loss of (whether or not covered by insurance) any asset material to the operation of the Acquired Business;

            (h) changed any of its accounting methods or practices used in preparation of financial statements that relate to the Acquired Business;

            (i) made any agreement or taken any action, not otherwise referred to above, that could reasonably be expected to have a material adverse effect on the Acquired Business; or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (j) entered into any agreement or commitment, whether in writing or otherwise, to do any of foregoing.

      2.18 SUFFICIENCY OF ASSETS. The Assets, taken as a whole, constitute all the properties, assets and rights (except for (i) the Excluded Contracts, (ii) the items listed on Exhibit F to the Technology Transfer Agreement, (iii) compounds or compound libraries against which the Transfluor Assay may be performed, (iv) any detectable molecules, GPCRs, promoters, or expression vectors that may be contained in [*] generally, (v) any Third Party proprietary rights with respect to any of the foregoing, including but not limited to any such rights of any Third Party regarding any of the Biological/Chemical Materials, and (vi) such equipment, software, facilities, personnel, and commercially available consumables (e.g. general reagents or supplies) not explicitly included in the Assets or provided under any Transactional Agreements that may be necessary for the use of the Transfluor Technology) that are reasonably necessary or useful for Purchaser to conduct and operate the Acquired Business as it is being, [*] conducted by Seller. To Seller's Knowledge, there are no facts or conditions affecting Seller or the Assets which could, individually or in the aggregate, interfere in any material respect with the use or operation of the Assets, taken as a whole, as currently used or operated, or their adequacy for such use.

      2.19 BIOLOGICAL/CHEMICAL MATERIALS.

            (a) To the Knowledge of Seller's [*], Exhibit F of the Technology Transfer Agreement and the document entitled [*] provided to Purchaser by Seller prior to the Effective Date [*].

            (b) Exhibit A of the Technology Transfer Agreement identifies all plasmids, nucleic acids, cell lines, ligands, compounds and other materials and reagents that are not commercially available, but are in the possession of Seller, as of the Effective Date and that, to Seller's knowledge, (a) are reasonably necessary or useful to practice the Transfluor Technology or (b) have been used to conduct and operate the Acquired Business as it is being, [*] conducted by Seller, except for: [*].

      2.20 NAME CHANGE. Norak Biosciences, Inc. became Xsira Pharmaceuticals, Inc. as a result of a name change and not a merger, acquisition or corporate restructuring. Xsira Pharmaceuticals, Inc. is the same entity as the former Norak Biosciences, Inc. and possesses all assets and liabilities (but no additional liabilities) possessed by Norak Biosciences, Inc. immediately prior to such name change.

      2.21 FULL DISCLOSURE.

            (a) This Agreement (including the Disclosure Schedule), the Consent Agreements and the Transactional Agreements do not (i) contain any materially untrue statement of fact or (ii) omit to state any material fact necessary to make any of the representations, warranties or other statements or information contained herein or therein (in the light of circumstances under which such representations, warranties and information were or will be made or provided) not materially misleading.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (b) Seller has provided Purchaser and Purchaser's Representatives with full and complete access to all of Seller's material records, documents and data with respect to the Purchased Assets including, without limitation, all records, documents or other data requested in writing by Purchaser as part its of its pre-acquisition review and diligence.

      2.22 DOCUMENT RETENTION. During the period commencing [*] prior to the Effective Date and continuing through the Effective Date, Seller has not destroyed or transferred to any Third Party any material that (a) was in Seller's possession [*] prior to the Effective Date and (b) if it were still in Seller's possession on the Effective Date, would constitute a Biological/Chemical Material, Promotional Material or Scientific/Technical Material, with the exception of certain webpages displaying the "NORAK" trademark.

3. REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Purchaser represents and warrants as follows:

      3.1 DUE ORGANIZATION.

            (a) Purchaser is a corporation duly organized under the laws of the State of Delaware, and has all necessary power and authority:

                  (i) to conduct its business in the manner in which it is currently being conducted; and

                  (ii) to own and use its assets in the manner in which its assets are currently owned and used.

      3.2 PROCEEDINGS; ORDERS.

            (a) There is no pending Proceeding against Purchaser, and to the Knowledge of Purchaser, no Person has threatened by written notice to commence any Proceeding that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Transactions.

            (b) To the Knowledge of Purchaser, no event has occurred, and no claim, dispute or other condition or circumstance exists, that would reasonably be expected to give rise to or serve as a basis for the commencement of any Proceeding described in Section 3.2(a).

      3.3 AUTHORITY; BINDING NATURE OF AGREEMENT.

            (a) Purchaser has all requisite corporate right, power and authority to enter into and perform its obligations under this Agreement and each of the Transactional Agreements.

            (b) The execution, delivery and performance by Purchaser of this Agreement and of the Transactional Agreements have been duly authorized by all necessary action on the part of Purchaser and its Board of Directors and stockholders.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (c) This Agreement and each of the Transactional Agreements constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and
(ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

      3.4 NON-CONTRAVENTION; CONSENTS. Neither the execution, delivery nor performance of this Agreement or any of the Transactional Agreements will (with or without notice or lapse of time):

            (a) contravene, conflict with or result in a violation of (i) any of the provisions of Purchaser's Certificate of Incorporation or bylaws, or (ii) any resolution adopted by Purchaser's Board of Directors (or any committee thereof) or stockholders; or

            (b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge this Agreement or any of the Transactional Agreements or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which Purchaser, or any of the assets owned or used by Purchaser, is subject.

      3.5 FINANCIAL CONDITION. Each of the consolidated balance sheets, statements of income, cash flows and stockholders' equity included in the Purchaser's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 filed with the Securities and Exchange Commission (including any related notes and schedules) has been prepared in accordance with GAAP throughout the period indicated, except to the extent permitted by Regulation S-X for Quarterly Reports on Form 10-Q, and fairly presents the consolidated financial condition, operating results and cash flows of Purchaser and its subsidiaries for the period set forth therein (subject to notes and normal year-end audit adjustments that were not expected to be material in amount or effect).

4. INDEMNIFICATION, ETC.

      4.1 SURVIVAL OF REPRESENTATIONS AND COVENANTS.

            (a) Subject to the time limitations set forth in Sections 4.1(b) and 4.1(e) below, the representations, warranties, covenants and obligations of the Parties contained in this Agreement shall survive: (i) [*], (ii) [*], and (iii) [*].

            (b) Except in the event of [*], the representations and warranties made by Seller in this Agreement (including without limitation the representations and warranties set forth in Section 2) shall expire either [*] after the Effective Date or, solely for representations set forth in [*], [*] after the Effective Date (the "Expiration Date" for such representation and warranty) and any Liability of Seller (for indemnification or otherwise) with respect to such representations and warranties shall thereupon cease; provided, however, that if, at any time prior to the Expiration Date, any Purchaser Indemnitee (acting in good faith) [*], then the claim asserted in such notice shall [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (c) All post-closing covenants and post-closing obligations of the Seller and Purchaser shall [*].

            (d) Subject to Section 4.1(f), the representations, warranties, covenants and obligations of the Seller, and the rights and remedies that may be exercised by the Purchaser Indemnitees, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or any knowledge of, any of the Purchaser Indemnitees or any of their Representatives.

            (e) The representations and warranties made by Purchaser in this Agreement (including without limitation the representations and warranties set forth in Section 3) shall expire [*] after the Effective Date, and any Liability of Purchaser with respect to such representations and warranties shall thereupon cease; provided, however, that if, at any time prior to the Expiration Date, any Seller Indemnitee (acting in good faith) [*], then the claim asserted in such notice shall [*].

            (f) For purposes of this Agreement, each statement or other item of information set forth in the Disclosure Schedule or in any update to the Disclosure Schedule shall be deemed to be a representation and warranty made by Seller in this Agreement.

      4.2 INDEMNIFICATION BY SELLER. Subject to Sections 4.1, 4.4, 4.5 and 4.7, from and after the Effective Date, Seller shall hold harmless and indemnify each of the Purchaser Indemnitees from and against, and shall compensate and reimburse each of the Purchaser Indemnitees for, any Damages that are suffered or incurred by any of the Purchaser Indemnitees or to which any of the Purchaser Indemnitees may otherwise become subject at any time (regardless of whether or not such Damages relate to any Third Party claim) and which arise from or as a result of, or are connected with:

            (a) Any Breach of any representation or warranty made by Seller in this Agreement [*];

            (b) Any Breach of any representation, warranty, statement, information or provision contained in the Disclosure Schedule (giving effect to any update thereto);

            (c) Seller's use of the Assets prior to the Effective Date;

            (d) Seller's exercise of any rights under the License Agreement;

            (e) The research, development, use, manufacture, import, sale and offer for sale of any product or service discovered or developed pursuant to the License Agreement;

            (f) Seller's performance under or exercise of any rights under any of the Assumed Contracts, Retained Contracts or Excluded Contracts, including the performance or provision of Services;

            (g) Any Breach of any covenant or obligation of Seller in this Agreement, the Transactional Agreements or the Consent Agreements or in any certificate, document, writing or instrument delivered by Seller pursuant to this Agreement;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (h) Any noncompliance with applicable bulk sales or fraudulent transfer Legal Requirements in connection with the Transactions;

            (i) Seller's failure to deliver any necessary conveyance instrument or any other certificate to be delivered by Seller in connection with this Agreement;

            (j) any Liability of the Seller, other than the Assumed Liabilities; or

            (k) any Proceeding relating directly or indirectly to any Breach, alleged Breach, Liability or matter of the type referred to in clauses (a) through (j) above (including any Proceeding commenced by any Purchaser Indemnitee for the purpose of enforcing any of its rights under this Section 4), subject in the case of (a) and (b) above to the time limitations set forth in
Section 4.1(b).

      4.3 INDEMNIFICATION BY PURCHASER. Subject to Sections 4.1, 4.4, 4.5 and 4.7, Purchaser shall hold harmless and indemnify each of the Seller Indemnitees from and against, and shall reimburse each of the Seller Indemnitees for, any Damages which are suffered or incurred by any of the Seller Indemnitees or to which any of the Seller Indemnitees may otherwise become subject at any time (regardless of whether or not such Damages relate to any Third Party claim) and which arise from or as a result of:

            (a) Any Assumed Liability;

            (b) Any Breach of any representation or warranty made by Purchaser in this Agreement [*];

            (c) Any Breach of any covenant or obligation of Purchaser in this Agreement or the Transactional Agreements or in any certificate, document, writing or instrument delivered by Purchaser pursuant to this Agreement;

            (d) Any infringement of Third Party intellectual property rights covering the items identified on Exhibit F of the Technology Transfer Agreement arising from Purchaser's use or sale of any Biological/Chemical Materials or any derivatives or progeny derived from such materials by Seller; and

            (e) any Proceeding relating directly or indirectly to any Breach, alleged Breach, Liability or matter of the type referred to in clauses (a) through (c) above (including any Proceeding commenced by any Seller Indemnitee for the purpose of enforcing any of its rights under this Section 4), subject in the case of (b) above to the time limitations set forth in Section 4.1(e).

      4.4 LIMITATIONS.

            (a) The Seller shall only be liable under Section 4.2(a) and 4.2(b), and the Purchaser shall only be liable under Section 4.3(b), with respect to any claims that are properly asserted in writing pursuant to Section 4.1(a) prior to the first anniversary of the Effective Date or, if later, the Expiration Date for the relevant representation and warranty.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (b) Neither Party shall have any obligation or liability to the other Party pursuant to Sections 4.2 and 4.3 of this Agreement, as applicable, except to the extent that the aggregate amount of Damages incurred or suffered by the Person seeking indemnification which the indemnifying Party is otherwise responsible for under such the applicable Section exceeds [*] (the "Threshold"), at which time the Person seeking indemnification shall be entitled to assert claims against the indemnifying Party for Damages in excess of, but [*]; provided, however, that:

                  (i) The maximum liability of Seller for all claims by Purchaser under [*], in each case with respect to all representations and warranties set forth in [*], shall [*].

                  (ii) The maximum liability of Seller for all claims by Purchaser in connection with [*] and any [*] shall [*].

                  (iii) The maximum liability of Seller shall not in any case exceed [*] of [*] for all claims by Purchaser under: [*].

                  (iv) There is [*] on the liability of Seller for all claims by Purchaser under: [*].

                  (v) The maximum liability for Purchaser for all claims by Seller under [*] shall [*] of the [*].

                  (vi) There is [*] on the liability of Purchaser for all claims by Seller under [*].

                  (vii) The Threshold shall not apply to claims by Seller related to failure by the Purchaser to [*].

            (c) If any matter as to which Purchaser may be able to assert a claim is pending or unresolved at the time any payment is due from Purchaser to Seller under this Agreement or otherwise, Purchaser shall [*]. Any indemnity amount payable pursuant to Section 4.2 shall [*] before [*].

            (d) Each Party agrees to use [*] to [*] any Damages which form the basis for any claim for indemnification hereunder.

            (e) Each Party agrees [*] under this Agreement for which such Party is [*], except to the extent that [*].

      4.5 INDEMNIFICATION PROCEDURES; DEFENSE OF THIRD PARTY CLAIMS. Promptly after receipt by an Indemnitee under Section 4.2 or 4.3 of notice of any Third Party Claim or the assertion or commencement of any claim or Proceeding against it, such Indemnitee will, if such claim is to be made against an Indemnitee under such Section, give Claim Notice to the indemnifying Party of the commencement of such claim, but the failure to notify the indemnifying Party will not relieve the indemnifying Party of any liability that it may have to any Indemnitee (except to the extent that such failure materially prejudices the defense of such claim or Proceeding). The indemnifying Party shall have the right, at its election and by written

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

notice to the Indemnitee within [*] after it receives a Claim Notice to conduct and control the defense of such claim or Proceeding.

            (a) If the indemnifying Party makes such election:

                  (i) Indemnitee shall make available to the indemnifying Party any non-privileged documents and materials in possession of Indemnitee that may be necessary to the defense of such claim or Proceeding;

                  (ii) The indemnifying Party shall keep Indemnitee informed of all material developments and events relating to such claim or Proceeding;

                  (iii) Indemnitee shall have the right to participate in the defense of such claim or Proceeding at its own expense; and

                  (iv) The indemnifying Party shall not settle, adjust or compromise such claim or Proceeding without prior written consent of Indemnitee not to be unreasonably withheld.

            (b) If the indemnifying Party does not so elect, then with respect to any such claim brought against an Indemnitee:

                  (i) The indemnifying Party shall make available to the Indemnitee any non-privileged documents and materials in its possession that may be necessary or useful to the defense of such claim or Proceeding;

                  (ii) The indemnifying Party shall have the right to participate in the defense of such claim or Proceeding at its own expense;

                  (iii) The Indemnitee shall keep the indemnifying Party informed of all material developments and events relating to such claim or Proceeding and, if requested by the indemnifying Party, shall confer with the indemnifying Party regarding defense strategy; and

                  (iv) The Indemnitee shall not settle, adjust or compromise such claim or Proceeding in a manner that may reasonably give rise to any liability of the indemnifying Party (including by reasons of claims that may be asserted under this Section 4) without the prior written consent of the indemnifying Party (not to be unreasonably withheld).

      4.6 TREATMENT OF INDEMNIFICATION PAYMENTS. All indemnification payments made under this Agreement shall [*] as [*].

      4.7 SOLE AND EXCLUSIVE REMEDY. Except with respect to (a) [*], (b) fraud, and (c) [*], from and after the Effective Date, the indemnification rights provided in this Section 4 of this Agreement shall [*].

5. POST-CLOSING COVENANTS

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      5.1 ADDITIONAL SUPPORT BY SELLER. Seller shall provide to Purchaser certain Services as set forth in the Technology Transfer Agreement.

      5.2 SELLER'S CONTINUING PERFORMANCE OF RETAINED CONTRACTS AND ASSUMED SERVICES CONTRACTS.

            (a) GENERALLY. Seller shall continue to perform, in good faith and at its sole expense, all of its obligations under all Retained Contracts, including without limitation any obligations to perform Services. Seller shall continue to perform, in good faith and at its sole expense, all Services obligations under all Assumed Services Contracts.

            (b) SERVICES. Seller shall perform the Services under each Retained Contract and Assumed Services Contract in accordance with the terms and conditions of each such agreement and with all applicable federal, state, and local laws, ordinances, and regulations. Seller shall not be permitted to subcontract or delegate performance of the Services under any Retained Contract or Assumed Services Contract without the prior written consent of Purchaser.

            (c) REPORTS. On a [*] basis for so long as Seller has any remaining Services obligations under any Retained Contract or Assumed Services Contract (the "Post-Closing Service Period"), subject to any confidentiality restrictions set forth in the applicable Retained Contract, Seller shall provide a [*] report to Purchaser [*]. Each [*] report shall include [*]. Subject to any confidentiality restrictions set forth in the applicable Retained Contract, Seller shall [*].

            (d) RECORDS. Seller shall maintain [*] records of information and data related to the performance of the Services under each Retained Contract and Assumed Service Contract in a [*] manner. Seller shall maintain such information and data in compliance with the terms and conditions of the relevant Retained Contract or Assumed Services Contract, Purchaser's [*] instructions [*], and all applicable federal, state, and local laws, ordinances, and regulations. During the Post-Closing Service Period and for [*] thereafter, subject to any confidentiality restrictions set forth in the applicable Retained Contract, Seller shall [*]. After completion of the Services, Seller shall maintain such records for at least [*] and shall [*].

            (e) REVIEW OF CUSTOMER INFORMATION. Seller shall maintain its records in a manner so as to permit Purchaser to review the records in full without disclosing to Purchaser any confidential or proprietary information of any Customers under Retained Contracts. In the event [*], Seller will, [*].

            (f) SELLER SERVICES MANAGER. During the Post-Closing Service Period, Seller will designate one (1) individual (the "Services Manager") to be the services manager for the Services provided by Seller. The Services Manager will be an employee of Seller, will serve as the single point of accountability to Purchaser for performance of the Services, and will have day-to-day authority for ensuring performance of the Services in accordance with the terms of this Agreement. All inquiries, responses, and other communications from Purchaser regarding the Services shall be directed to the Services Manager (or any substitute designated by Seller from time to time).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (g) SITE VISITS. During the Post-Closing Service Period, upon [*] prior written notice, Purchaser's Representatives may visit Seller's facilities at [*] times and with [*] frequency during normal business hours to [*]. Seller will [*].

            (h) CUSTOMER CONFIDENTIAL INFORMATION. Seller shall [*]. If [*], then Seller shall [*].

            (i) ASSUMED SERVICES CONTRACT CONFIDENTIALITY. Seller shall abide by and comply with the terms and conditions of the confidentiality provisions of each Assumed Services Contract, as if it were a party to each such agreement.

            (j) ASSUMED SERVICES CONTRACT INTELLECTUAL PROPERTY. Seller shall notify Purchaser in writing of any and all data, inventions, technology, discoveries, or ideas, whether patentable or not, resulting from or reduced to practice as a result of Seller's conducting the Services under each Assumed Services Contract (each a "Service Invention"), promptly after each such invention is made. As between Seller and Purchaser, Seller agrees and acknowledges that Purchaser shall own all right, title, and interest in and to all Service Inventions and all intellectual property rights arising therefrom (collectively, the "Service IP"). Seller hereby assigns and transfers to Purchaser all right, title and interest in and to the Service IP and agrees to take all further acts reasonably required to evidence such assignment and transfer to Purchaser at Purchaser's expense. To the extent any such Service IP does not incorporate or otherwise directly relate to any Transfluor Technology, Purchaser agrees to grant Seller a [*] license to such intellectual property, [*]; provided, however, that such license shall [*]. Seller shall be party to an agreement with each employee of Seller performing work in connection with the Services under each Assumed Services Contract, pursuant to which such person shall grant all rights in the Service IP to Seller. Seller hereby appoints Purchaser as its attorney-in-fact to sign such documents as Purchaser deems necessary for Purchaser to obtain ownership and to apply for, secure, and maintain patent or other proprietary protection of such Service IP if Purchaser is unable, after reasonable inquiry, to obtain Seller's (or its employee's) signature on such a document.

            (k) AMENDMENT. Purchaser shall not amend, extend or otherwise modify any Assumed Service Agreement so as to expand the obligations of Seller under the Assumed Services Agreement as they exist as of the Effective Date.

      5.3 PURCHASER'S RIGHTS WITH RESPECT TO RETAINED CONTRACTS.

            (a) CUSTOMER'S CONFIDENTIALITY OBLIGATIONS. For [*] after the Effective Date, if Seller becomes aware of any breach or potential breach by a Customer of its confidentiality obligations under such Retained Contract, Seller shall promptly inform Purchaser in writing. Seller shall [*].

            (b) REVIEW OF DRAFT PUBLICATIONS. For [*] after the Effective Date, Seller shall promptly provide Purchaser with all draft publications and presentations provided to Seller by a Customer for pre-publication review and/or approval pursuant to a Retained Contract. Seller shall [*]. Under no circumstances shall Seller [*], nor shall Seller [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (c) EVALUATION DATA. Seller shall promptly transfer to Purchaser all Evaluation Data received by Seller after the Effective Date pursuant to a Retained Contract to the extent permitted under the terms of the relevant Retained Contract.

            (d) AMENDMENT. Seller shall not amend, terminate, prevent the automatic renewal of, or extend, any Retained Agreement or any license contained therein without the prior written consent of Purchaser. Seller shall not perform or agree to perform, without the prior written consent of Purchaser, any Services for a Customer that were not required by, or which Customer may have the option to require under, the relevant Retained Contract as of the Effective Date.

      5.4 TERMINATION OF EVALUATION LICENSE MARKETING AGREEMENT BETWEEN NORAK BIOSCIENCES, INC. AND [*]. Within [*] after the Effective Date, Seller shall terminate the Evaluation License Marketing Agreement between Norak Biosciences, Inc. and [*].

      5.5 MARKETING AGREEMENTS. Seller shall obtain Purchaser's written consent prior to performing any acts that are permitted, but not required, under any Marketing Agreement, including without limitation, providing or approving promotional materials. Promptly after the Effective Date, Seller shall give notice of its intent to terminate all Marketing Agreements that Seller can unilaterally terminate. Seller shall use [*] efforts to effect the prompt termination by mutual agreement of all other Marketing Agreements. Seller shall provide Purchaser with quarterly written reports summarizing all activities, if any, performed by Seller or the relevant other party pursuant to a Marketing Agreement.

      5.6 ACKNOWLEDGEMENT. Although Purchaser is acquiring from Seller patent rights only to the extent included in the Assigned Patent Rights, Seller acknowledges that Purchaser may, in its discretion, elect to file patent applications and patents claiming other aspects of the Assets, and that Purchaser shall, as between the Parties, own any such patent applications and patents.

      5.7 TRANSFER OF PATENT AND TRADEMARK FILES AND ACCESS TO RELATED FILES. Within [*] after the Effective Date, the Seller shall provide to the Purchaser [*]. For [*] after the Effective Date, Seller will continue [*]. Seller shall provide Purchaser with [*]. Within [*] after the Effective Date, Seller shall [*]. Seller shall [*] provide Purchaser with [*].

      5.8 CORRECTION OF [*]. Within [*] after the Effective Date, Seller shall file all paperwork with and pay all fees to the United States Patent and Trademark Office as necessary to [*] and [*] with respect to the Assigned Patent Rights and the Duke Patent Rights. Seller shall promptly provide Purchaser with copies of all such paperwork and payment records and with all additional documentation reasonably requested by Purchaser to demonstrate that such [*] has been made.

      5.9 REFERRAL OF TRANSFLUOR TECHNOLOGY RELATED QUESTIONS. For a period of [*] following the Effective Date and subject to any obligations of confidentiality contained in any applicable Retained Contract, Seller agrees to promptly provide a copy of any written communications or correspondence it receives from any Third Party regarding the sale, licensing, or other research or commercial use of Transfluor Technology related services or products to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Purchaser, and to direct any Third Parties making telephonic or oral inquires with respect to same to contact Purchaser with respect thereto.

      5.10 ACCESS TO SELLER PERSONNEL REGARDING LABORATORY NOTEBOOKS. During the Post-Closing Service Period and for [*] thereafter, Seller agrees to provide Purchaser with [*] access to relevant employees, [*], solely for the purpose of confirming otherwise illegible text in any laboratory notebooks provided under Exhibit D of the Technology Transfer Agreement and Exhibit B of the Notebook Escrow Agreement.

      5.11 NO CONFUSING TRADEMARKS. Seller agrees not to adopt or otherwise claim any trademarks (including without limitation common law trademarks), trademark applications, and any related trade dress, logos and similar rights that may be confusingly similar to the Assigned Trademarks.

      5.12 CONDUCT UNDER THE [*]. Seller shall not exercise any of its rights under [*] of the [*].

6. CONFIDENTIALITY

      6.1 CONFIDENTIAL INFORMATION. Each Party receiving Confidential Information (the "Receiving Party") shall maintain in confidence all such Confidential Information disclosed by the other Party (the "Disclosing Party"), and shall not use, disclose or grant the use of the Confidential Information for any purpose other than those permitted hereunder or pursuant to the Transactional Agreements, except on a need-to-know basis to its Affiliates and actual or potential business partners, acquirors, acquisition targets, investors or sublicensees, directors, officers, employees, agents, consultants, clinical investigators, contractors, distributors or permitted assignees, to the extent such disclosure is reasonably necessary in connection with such Party's activities in connection with its performance under and exercise of rights expressly provided in this Agreement or the Transactional Agreements. The foregoing obligations shall apply for [*] after the Effective Date, except that Seller's obligations under this Section 6 with respect to any Confidential Information relating to the Transfluor Technology or products or services related to the Transfluor Technology shall continue for [*] after the Effective Date. To the extent that disclosure is authorized by this Agreement, prior to disclosure, a Party hereto shall obtain agreement of any such person to hold in confidence and not make use of the Confidential Information of the other Party for any purpose other than those permitted by this Agreement.

      6.2 PERMITTED DISCLOSURES. The confidentiality obligations contained in this Section 6 shall not apply to the extent that the receiving Party (the "Recipient") is required (a) to disclose information by law, order or regulation of a Governmental Body or a court of competent jurisdiction, or (b) to disclose information to any Governmental Body for purposes of obtaining approval to test or market a product, provided in either case that the Recipient shall provide written notice thereof to the other Party and reasonable opportunity to object to any such disclosure or to request confidential treatment thereof, and shall use reasonable efforts to secure confidential treatment of or a protective order for the information so required to be disclosed. Additionally, notwithstanding anything herein to the contrary, any Party to this Agreement (and any employee, representative, shareholder or other agent of any Party to this Agreement) may disclose to any and all Persons, the United States federal tax treatment and United States federal

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure (except to the extent that nondisclosure of such matters is reasonably necessary for either Party to comply with applicable securities laws).

      6.3 ATTORNEY-CLIENT PRIVILEGE. Pursuant to the [*], the Disclosing Party is not waiving, and will not be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges as a result of disclosing its Confidential Information (including Confidential Information related to pending or threatened litigation) to the Receiving Party, regardless of whether the Disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections. The Parties (a) share a common legal and commercial interest in all of the Disclosing Party's Confidential Information that is subject to such privileges and protections; (b) are or may become joint defendants in Proceedings to which the Disclosing Party's Confidential Information covered by such protections and privileges relates; (c) intend that such privileges and protections remain intact should either Party become subject to any actual or threatened Proceeding to which the Disclosing Party's Confidential Information covered by such protections and privileges relates; and (d) intend that after the Effective Date the Receiving Party shall have the right to assert such protections and privileges. No Receiving Party shall admit, claim or contend, in Proceedings involving either Party or otherwise, that any Disclosing Party waived any of its attorney work-product protections, attorney-client privileges or similar protections and privileges with respect to any information, documents or other material not disclosed to a Receiving Party due to the Disclosing Party disclosing its Confidential Information (including Confidential Information related to pending or threatened litigation) to the Receiving Party.

7. MISCELLANEOUS PROVISIONS

      7.1 FURTHER ASSURANCES. Each Party hereto shall execute and/or cause to be delivered to each other Party hereto such instruments and other documents, and shall take such other actions, as such other Party may reasonably request after the Effective Date for the purpose of carrying out or evidencing this Agreement, the Consent Agreements or any of the Transactional Agreements.

      7.2 FEES AND EXPENSES. Each Party to this Agreement shall bear and pay all fees, costs and expenses (including legal fees and accounting fees) that have been incurred or that are incurred in the future by such Party in connection with the transactions contemplated by this Agreement, including all fees, costs and expenses incurred by such Party in connection with or by virtue of the negotiation, preparation and review of this Agreement (including the Disclosure Schedule), the Consent Agreements, the Transactional Agreements and all certificates, opinions and other instruments and documents delivered or to be delivered in connection with this Agreement.

      7.3 NOTICES. Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by fax) to the address or fax number set forth beneath the name of such Party

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

below (or to such other address or fax number as such Party shall have specified in a written notice given to the other Parties hereto):

                  if to Seller:

                           Xsira Pharmaceuticals, Inc.
                           7030 Kit Creek Road
                           Morrisville, NC 27560
                           Attention: Chief Financial Officer
                           Telephone: (919) 248-8000
                           Facsimile: (919) 248-8033

                  with a copy to:

                           Kenneth E. Eheman, Jr.
                           Wyrick Robbins Yates & Ponton LLP
                           4101 Lake Boone Trail, Suite 300
                           Raleigh, NC 27607
                           Telephone:  (919) 781-4000
                           Facsimile:  (919) 781-4865

                  if to Purchaser:

                           Molecular Devices Corporation
                           1311 Orleans Avenue
                           Sunnyvale, CA  94089-1136
                           Attention:  Chief Financial Officer
                           Telephone: [*]
                           Facsimile: [*]

                  with a copy to:

                           Cooley Godward LLP
                           Five Palo Alto Square
                           3000 El Camino Real
                           Palo Alto, CA 94306
                           Attention:  Marya A. Postner, Esq.
                           Telephone:  (650) 843-5000
                           Facsimile:  (650) 849-7400

      7.4 PUBLICITY. On and at all times after the Effective Date, except for any press release or publicity approved in advance in writing by Purchaser, no press release or other publicity concerning the Agreement shall be issued or otherwise disseminated by or on behalf of Seller or any of its Representatives. Purchaser may issue or have issued one or more press releases or other publicity concerning the Agreement at any time provided that Purchaser [*]. Each Party shall continue to keep the existence and terms of this Agreement, the Consent Agreements, the Transactional Agreements, and any non-public document or other information

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in its possession strictly confidential; provided, that either Party may (i) disclose the terms of this Agreement, the Consent Agreements, or the Transactional Agreements insofar as required to comply with applicable securities laws or applicable rules of a national securities exchange, provided that in the case of such securities disclosures such Party notifies the other Party reasonably in advance of such disclosure and cooperates to minimize the scope and content of such disclosure, and (ii) disclose the terms of this Agreement, the Consent Agreements and the Transactional Agreements in confidence to [*].

      7.5   TIME OF THE ESSENCE. Time is of the essence of this Agreement.

      7.6 HEADINGS. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

      7.7 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

      7.8   GOVERNING LAW; DISPUTE RESOLUTION.

            (a) GOVERNING LAW. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws that would require the application of any other law).

            (b) DISPUTE RESOLUTION. Except with respect to any claim seeking injunctive relief hereunder, in the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement or the rights or obligations of the Parties hereunder, the Parties will try to settle their differences amicably between themselves as contemplated herein. To the extent not provided for herein, any Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and within [*] after such notice, the Chief Financial Officer of the Purchaser will meet with the Chief Financial Officer of the Seller, for attempted resolution by good faith negotiations. If such persons are unable to resolve promptly such disputed matter within [*] after such meeting, such dispute shall be finally settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"), then in force, by one (1) arbitrator appointed in accordance with said rules, provided that the appointed arbitrator shall have appropriate experience in the biotechnology industry. The place of arbitration shall be Denver, Colorado. The award rendered shall be final and binding upon all parties participating in such arbitration. The judgment rendered by the arbitrator(s) may, at the arbitrator's discretion, include costs of arbitration, reasonable attorneys' fees and reasonable costs for any expert and other witnesses. Nothing in this Agreement shall be deemed as preventing either Party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of the dispute as necessary to protect any Party's name, proprietary information, trade secrets, know-how or any other proprietary rights. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement as the case may be. The Parties agree to use their good faith efforts to resolve the dispute within [*] of receipt of the original

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

notice of dispute. Notwithstanding the foregoing, any disputes regarding the scope, validity, enforceability or inventorship of any patents or patent applications shall be submitted for final resolution by a court of competent jurisdiction.

      7.9 SUCCESSORS AND ASSIGNS; ASSIGNMENT. Except as otherwise expressly provided in this Agreement, neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other Party; provided, however, that either Party may, without such consent, assign this Agreement and its rights and obligations hereunder to its successor in interest in connection with the transfer or sale of all or substantially all of its assets, or its merger, consolidation, change in control or similar transaction, provided that [*]. Notwithstanding the foregoing, Purchaser may [*]; provided that [*].

      7.10  WAIVER.

            (a) No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

            (b) Neither Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

      7.11 AMENDMENTS. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Purchaser and Seller.

      7.12 SEVERABILITY. In the event that any provision of this Agreement, or the application of any such provision to any Party, Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to the Parties, Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

      7.13 PARTIES IN INTEREST. Except for the provisions of Section 4 hereof, none of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the Parties hereto and their respective successors and assigns (if any).

      7.14 INDEPENDENT CONTRACTORS. The Parties hereto are independent 1contractors and nothing contained in this Agreement shall be construed to place them in the relationship of partners, principal and agent, employer/employee or joint venturer. Both Parties agree that they

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall neither have the power or right to bind or obligate the other, nor shall either hold itself out as having such authority.

      7.15 ENTIRE AGREEMENT. This Agreement, the Consent Agreements and the Transactional Agreements (including all schedules and exhibits attached thereto) set forth the entire understanding of the Parties relating to the subject matter thereof and supersede all prior agreements and understandings among or between any of the Parties relating to the subject matter hereof, except for the [*], which shall remain in full force and effect. For clarity, the [*] shall each be superseded in its entirety by this Agreement, the Consent Agreements and the Transactional Agreements.

      7.16  DISCLOSURE SCHEDULE.

            (a) The information in the Disclosure Schedule constitutes (i) exceptions to particular representations, warranties, covenants and obligations of Seller as set forth in this Agreement or (ii) descriptions or lists of assets and liabilities and other items referred to in this Agreement. If there is any inconsistency between the statements in this Agreement and those in the Disclosure Schedule (other than an exception expressly set forth as such in the Disclosure Schedule with respect to a specifically identified representation or warranty), the statements in this Agreement will control.

            (b) The Disclosure Schedule is arranged in sections corresponding to the corresponding provision of Section 2, and the disclosures in any section of the Disclosure Schedule shall qualify only the corresponding subsection of
Section 2 and no other subsections in Section 2.

            (c) The inclusion of any information in the Disclosure Schedule shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed.

      7.17  CONSTRUCTION.

            (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

            (b) The Parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement.

            (c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

            (d) Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                            [Signature Page Follows]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      IN WITNESS WHEREOF, both Purchaser and Seller have executed this Agreement, in duplicate originals, by their respective officers duly hereunto duly authorized, the day and year first written above.

"PURCHASER":                           MOLECULAR DEVICES CORPORATION

                                       By: /s/ Tim Harkness
                                           -------------------------------------
                                       Name: Tim Harkness
                                       Title: Chief Financial Officer

"SELLER":                              XSIRA PHARMACEUTICALS, INC.

                                       By: /s/ Roger D. Blevins
                                           -------------------------------------
                                       Name: Roger D. Blevins
                                       Title: CEO

                   SIGNATURE PAGE FOR ASSET PURCHASE AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBITS

Exhibit A:        Certain Definitions

Exhibit B:        Assigned Patent Rights

Exhibit C:        Assumed Contracts

Exhibit D:        Duke Patent Rights

Exhibit E:        Retained Contracts

Exhibit F-1:      License Agreement

Exhibit F-2:      BioImage Sublicense Agreement

Exhibit F-3:      GFP Sublicense Agreement

Exhibit F-4:      Technology Transfer Agreement

Exhibit F-5:      Notebook Escrow Agreement

Exhibit F-6:      Escrow Agreement

Exhibit F-7:      Patent Assignment Agreement

Exhibit F-8:      Trademark Assignment Agreement

Exhibit F-9:      AV GFP Sublicense Agreement

Exhibit G:        Excluded IP

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                               CERTAIN DEFINITIONS

      For purposes of the Agreement (including this Exhibit A):

      [*]

      ACQUIRED BUSINESS. "Acquired Business" shall mean the business conducted by Seller in (a) the design, development, validation, manufacture, marketing and sale of products based on and services employing the Transfluor Technology, (b) the procurement and maintenance of intellectual property rights related to the Transfluor Technology, and (c) the granting of licenses to practice the Transfluor Technology. The Acquired Business shall not include Seller's Internal Product Discovery Program.

      AFFILIATE. "Affiliate" shall mean and include any officer or director of Purchaser or Seller or any Person which controls, is controlled by, or is under common control with Purchaser or Seller.

      AGREEMENT. "Agreement" shall mean the Asset Purchase Agreement to which this Exhibit A is attached (including without limitation the Disclosure Schedule and any other exhibits, schedules or attachments thereto), as it may be amended from time to time.

      ASSETS. "Assets" shall have the meaning specified in Section 1.1 of the Agreement.

      ASSIGNED INTELLECTUAL PROPERTY. "Assigned Intellectual Property" shall have the meaning set forth in Section 1.1(a) of the Agreement and shall include without limitation any such (a) patent, patent application, copyright (whether registered or unregistered and whether or not relating to a published work), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), trademark service mark application, trade secret, know-how, franchise, system, computer software, invention, design, blueprint, proprietary product, technology, proprietary right or other intellectual property right or intangible asset; or (b) right to use or exploit any of the foregoing.

      ASSIGNED KNOW-HOW. "Assigned Know-How" shall have the meaning specified in
Section 1.1.(a)(ii) of the Agreement.

      ASSIGNED PATENT RIGHTS. "Assigned Patent Rights" shall have the meaning specified in Section 1.1(a)(i) of the Agreement.

      ASSIGNED TRADEMARKS. "Assigned Trademarks" shall have the meaning specified in Section 1.1(a)(iv) of the Agreement.

      ASSUMED CONTRACTS. "Assumed Contracts" shall have the meaning specified in
Section 1.1(b) of the Agreement.

      ASSUMED SERVICES CONTRACTS. "Assumed Services Contracts" shall mean the following Assumed Contracts:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      [*]

      ASSUMED LIABILITIES. "Assumed Liabilities" shall have the meaning specified in Section 1.3(c) of the Agreement.

      AV GFP SUBLICENSE AGREEMENT. "AV GFP Sublicense Agreement" shall mean that certain AV GFP Sublicense Agreement attached hereto as Exhibit F-9.

      [*]

      [*]

      BIOIMAGE SUBLICENSE AGREEMENT. "BioImage Sublicense Agreement" shall mean that certain BioImage Sublicense Agreement attached hereto as Exhibit F-2.

      BIOLOGICAL/CHEMICAL MATERIALS. "Biological/Chemical Materials" shall have the meaning set forth in the Technology Transfer Agreement.

      BREACH. There shall be deemed to be a "Breach" of a representation, warranty, covenant, obligation or other provision if there is or has been any material inaccuracy in or breach of, or any material failure to comply with or perform, such representation, warranty, covenant, obligation or other provision, and the term "Breach" shall be deemed to refer to any such material inaccuracy, breach, failure, claim or circumstance.

      [*]

      CLAIMS. "Claims" shall mean and include all past, present and future disputes, claims, controversies, demands, rights, obligations, liabilities, actions and causes of action of every kind and nature.

      CLAIM NOTICE. "Claim Notice" shall mean a written notice that contains (i) a description and the amount of any Damages incurred or that may be incurred by the Purchaser Indemnitees or the Seller Indemnitees, (ii) a statement that the Purchaser Indemnitees or the Seller Indemnitees are entitled to indemnification under Section 4.2 or 4.3 and a reasonable explanation of the basis therefor, and
(iii) a demand for payment in the amount of such Damages.

      CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

      CONFIDENTIAL INFORMATION. "Confidential Information" shall mean, with respect to a Party, all information of any kind whatsoever, and all tangible and intangible embodiments thereof of any kind whatsoever, which is disclosed by such Party to the other Party and is marked, identified as or otherwise acknowledged to be confidential at the time of disclosure to the other Party. Notwithstanding the foregoing, Confidential Information of a Party shall not include information which the other Party can establish by written documentation
(a) to have been publicly known prior to disclosure to such information by the disclosing Party to the other Party, (b) to have become publicly known, without fault on the part of the other Party, subsequent to disclosure of such information by the disclosing Party to the other Party, (c) to have been received by the other Party without obligation of confidentiality at any time from a

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

source, other than the disclosing Party, rightfully having possession of and the right to disclose such information, (d) to have been otherwise known by the other Party prior to disclosure of such information by the disclosing Party to the other Party, or (e) to have been independently developed by persons on behalf of the other Party without access to or use or benefit of such information disclosed by the disclosing Party to the other Party. For purposes of this Agreement, all information disclosed pursuant to the [*] shall constitute Confidential Information of the disclosing Party, subject to the provisions of clauses (a) and (b) of the second sentence of this definition. For purposes of this Agreement, the following shall constitute Confidential Information of Purchaser, subject to the provisions of clauses (a) and (b) of the second sentence of this definition: (i) the Assets, (ii) all information disclosed to Purchaser pursuant to the Technology Transfer Agreement, (iii) all information disclosed to Purchaser pursuant to Section 5.2 or 5.3 of this Agreement, and (iv) all information generated by Seller pursuant to any Assumed Contract or Retained Contract.

      CONSENT. "Consent" shall mean any approval, consent, ratification, permission, waiver or authorization (including without limitation any Governmental Authorization).

      CONSENT AGREEMENTS. "Consent Agreements" shall mean [*].

      CONTRACT. "Contract" shall mean any written, oral, implied or other agreement, contract, understanding, arrangement, instrument, note, guaranty, indemnity, representation, supply agreement, sourcing agreement, warranty, deed, assignment, power of attorney, certificate, purchase order, sales order, work order, insurance policy, benefit plan, commitment, covenant, assurance or undertaking of any nature.

      COPYRIGHTS. "Copyrights" shall have the meaning specified in Section 1.1(a)(iv) of the Agreement.

      CUSTOMER. "Customer" shall have the meaning specified in Section 5.2(c) of the Agreement.

      [*]

      DAMAGES. "Damages" shall include any loss, damage, injury, Liability, claim, demand, settlement, judgment, award, fine, penalty, Tax, fee (including without limitation any reasonable legal fee, expert fee, accounting fee or advisory fee), cost (including without limitation any reasonable cost of investigation), or reasonable related Third Party expenses.

      DEDUCTIBLE. "Deductible" shall have the meaning set forth at Section
4.4(b).

      [*]

      DISCLOSING PARTY. "Disclosing Party" shall have the meaning specified in
Section 6.1 of the Agreement.

      DISCLOSURE SCHEDULE. "Disclosure Schedule" shall mean the schedule (dated as of the date of the Agreement) delivered to Purchaser on behalf of Seller, a copy of which is attached to the Agreement and incorporated in the Agreement by reference.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      [*]

      DUKE PATENT RIGHTS. "Duke Patent Rights" shall mean all patents and patent applications licensed pursuant to the License Agreement between Norak Biosciences, Inc. and Duke University dated [*], and [*] including without limitation the patents and patent applications set forth on Exhibit D.

      [*]

      EFFECTIVE DATE. "Effective Date" shall have the meaning specified in the introductory paragraph of the Agreement.

      ENCUMBRANCE. "Encumbrance" shall mean any lien, pledge, hypothecation, mortgage, security interest, encumbrance, equitable interest, preference, right of possession, lease, tenancy, license, proxy, covenant, Order, option, right of first refusal or preemptive right, whether arising out of an obligation to pay any Taxes or otherwise.

      ENTITY. "Entity" shall mean any corporation (including without limitation any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including without limitation any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

      ESCROW ACCOUNT. "Escrow Account" shall have the meaning specified in
Section 1.4(ii) of the Agreement.

      ESCROW AGREEMENT. "Escrow Agreement" shall have the meaning specified in
Section 1.4(ii) of the Agreement.

      EVALUATION AGREEMENT. "Evaluation Agreement" shall mean any of the following agreements: [*].

      EVALUATION DATA. "Evaluation Data" shall have the meaning specified in
Section 1.1(a)(iii) of the Agreement.

      EXCLUDED ASSETS. "Excluded Assets" shall mean the Excluded Contracts, the Retained Contracts, and the Excluded IP; the Purchase Price; Seller's rights under this Agreement, the Duke Consent and the Transactional Agreements; Seller's cash, cash equivalents and deposit accounts, accounts receivable, real property and real property leases, facilities, equipment, equipment leases and other tangible personal property; Seller's insurance policies and rights thereunder; Seller's personnel and personnel records; Seller's employee benefit plans and rights thereunder; Seller's accounting and financial records, Seller's corporate records (formation documents, stock records, board resolutions and minutes, and the like) any rights to Seller's claim for tax refunds, tax credits, or items of a similar nature; and any other tangible or intangible property related primarily and directly to Seller's Internal Product Discovery Program, provided that, for clarity, all the assets explicitly listed in Section 1.1(a)-(f) are not Excluded Assets.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      EXCLUDED CONTRACT. "Excluded Contract" shall mean any of the following agreements: [*].

      EXCLUDED IP. "Excluded IP" shall mean the intellectual property rights set forth on Exhibit G.

      EXCLUDED LIABILITIES. "Excluded Liabilities" shall have the meaning specified in Section 1.3(a) of the Agreement.

      EXHIBITS. "Exhibits" shall have the meaning specified in Section 7.17(d) of the Agreement.

      EXPIRATION DATE. "Expiration Date" shall have the meaning set forth in
Section 4.1(b) of the Agreement.

      GFP SUBLICENSE AGREEMENT. "GFP Sublicense Agreement" shall mean that certain GFP Sublicense Agreement attached hereto as Exhibit F-3.

      GOVERNMENTAL AUTHORIZATION. "Governmental Authorization" shall mean any permit, license, certificate, franchise, concession, approval, consent, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification or authorization that is, has been or may in the future be issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

      GOVERNMENTAL BODY. "Governmental Body" shall mean any:

      (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature;

      (b)   federal, state, local, municipal, foreign or other government;

      (c) governmental or quasi-governmental authority of any nature (including without limitation any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or Entity and any court or other tribunal);

      (d)   multi-national organization or body; or

      (e) individual, Entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

      GPCR. "GPCR" shall mean any receptor, including but not limited to any G-protein coupled receptor or other protein in a signaling pathway involving a receptor, and includes receptors occurring in nature as well as receptors that have been modified.

      HHMI. "HHMI" shall have the meaning specified in Section 2.4(d) of this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      INDEMNIFICATION ESCROW AMOUNT. "Indemnification Escrow Amount" shall have the meaning specified in Section 1.4(a)(ii) of the Agreement.

      INITIAL TRAINING COMPLETION DATE. "Initial Training Completion Date" shall have the meaning set forth in the Technology Transfer Agreement.

      IN-LICENSED PATENT RIGHTS. "In-Licensed Patent Rights" shall mean all rights under patents and patent applications licensed pursuant to the following agreements:

      (a) License Agreement between Norak Biosciences, Inc. and Duke University dated [*], and [*];

      (b) Non-Exclusive License Agreement between Norak Biosciences, Inc. and BioImage A/S dated [*];

      (c)   [*]; and

      (d) License Agreement between Norak Biosciences, Inc. and Prolume, Ltd. dated [*] and [*].

      INVENTION. "Invention" shall mean any invention that (a) is reasonably necessary or useful for the practice of the Transfluor Technology; (b) constitutes an improvement to the Transfluor Technology; or (c) was made, conceived or reduced to practice pursuant to an Assumed Contract.

      KNOW-HOW. "Know-How" shall mean any knowledge, data, information, protocols, methods, results, ideas or other intellectual property that is not generally known, owned or licensed by the Seller, and (a) is necessary or useful to practice the Transfluor Technology, (b) constitutes an improvement to the Transfluor Technology, (c) was made, conceived or reduced to practice pursuant to an Assumed Contract, (d) is described or disclosed in the Transfluor Technical Reference Manual provided by Seller to Purchaser prior to the Effective Date, (e) is described, disclosed, implemented, conveyed or otherwise provided to Purchaser in the course of Seller's performance of the Technology Transfer Agreement, or (f) used in the Acquired Business as it is being, [*] conducted by Seller.

      KNOWLEDGE. An individual shall be deemed to have "Knowledge" of a particular fact or other matter if such individual is actually aware of such fact or other matter. An entity shall have "Knowledge" of a particular fact or other matter if any officer of the entity is actually aware of such fact or other matter after reasonable investigation or inquiry.

      LEGAL REQUIREMENT. "Legal Requirement" shall mean any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, ruling, directive, pronouncement, requirement, specification, determination, decision, opinion or interpretation that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Body.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      LICENSE AGREEMENT. "License Agreement" shall mean that certain License Agreement attached hereto as Exhibit F-1.

      LIABILITY. "Liability" shall mean any debt or financial obligation, duty or liability of any nature regardless of whether such debt or financial obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

      LITE ASSAY. "LITe Assay" shall mean an assay involving constitutive translocation as described in International Patent Application [*] or U.S. Patent Application No. [*].

      [*]

      [*]

      MARKETING AGREEMENT. "Marketing Agreement" shall mean any of the following agreements: [*].

      [*]

      [*]

      NOTEBOOK ESCROW AGREEMENT. "Notebook Escrow Agreement" shall mean that certain Notebook Escrow Agreement attached hereto as Exhibit F-5.

      NORAK MARK. "Norak Mark" shall mean the "NORAK" trademark and any derivative or related marks.

      ORDER. "Order" shall mean any:

      (a) order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award that is, has been or may in the future be issued, made, entered, rendered or otherwise put into effect by or under the authority of any court, administrative agency or other Governmental Body or any arbitrator or arbitration panel; or

      (b) Contract with any Governmental Body that is, has been or may in the future be entered into in connection with any Proceeding.

      PARTY. "Party" shall have the meaning specified in the introductory paragraph of the Agreement.

      PARTIES. "Parties" shall have the meaning specified in the introductory paragraph of the Agreement.

      PERSON. "Person" shall mean any individual, Entity or Governmental Body.

      POST-CLOSING SERVICE PERIOD. "Post-Closing Service Period" shall have the meaning set forth at Section 5.2(c).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      PROCEEDING. "Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including without limitation any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation that is, has been commenced, brought, conducted or heard by or before, or that otherwise has involved or may involve, any Governmental Body or any arbitrator or arbitration panel.

      [*]

      PROMOTIONAL MATERIALS. "Promotional Materials" shall have the meaning set forth in the Technology Transfer Agreement.

      PURCHASE PRICE. "Purchase Price" shall have the meaning specified in
Section 1.4(a) of the Agreement.

      PURCHASER. "Purchaser" shall have the meaning set forth in the introductory paragraph to the Agreement.

      PURCHASER INDEMNITEES. "Purchaser Indemnitees" shall mean the following
Persons:

      (a)   Purchaser;

      (b)   Purchaser's current and future Affiliates;

      (c) The respective Representatives of the Persons referred to in clauses "(a)" and "(b)" above; and

      (d) The respective successors and assigns of the Persons referred to in clauses "(a)", "(b)" and "(c)" above.

      RECEIVING PARTY. "Receiving Party" shall have the meaning specified in
Section 6.1 of the Agreement.

      RECIPIENT. "Recipient" shall have the meaning specified in Section 6.2 of the Agreement.

      RELATED PARTY. Each of the following shall be deemed to be a "Related Party": (a) each individual who is, or who has at any time been, an officer of the Seller; (b) each member of the family of each of the individuals referred to in clause "(a)" above; and (c) any Entity (other than the Seller) in which any one of the individuals referred to in clauses "(a)" and "(b)" above holds or held (or in which more than one of such individuals collectively hold or held), beneficially or otherwise, a controlling interest or a material voting, proprietary or equity interest.

      REPRESENTATIVES. "Representatives" shall mean officers and directors, employees, agents, attorneys, accountants, advisors and representatives.

      RETAINED CONTRACT. "Retained Contract" shall mean any of the agreements set forth on Exhibit E.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      SCIENTIFIC/TECHNICAL MATERIALS. "Scientific/Technical Materials" shall have the meaning set forth in the Technology Transfer Agreement.

      SECTIONS. "Sections" shall have the meaning specified in Section 7.17(d) of the Agreement.

      SELLER. "Seller" shall have the meaning specified in the introductory paragraph of the Agreement.

      SELLER INDEMNITEES. "Seller Indemnitees" shall mean the following Persons:

      (a)   Seller;

      (b)   Seller's current and future Affiliates;

      (c) The respective Representatives of the Persons referred to in clauses "(a)" and "(b)" above; and

      (d) The respective successors and assigns of the Persons referred to in clauses "(a)", "(b)" and "(c)" above.

      SELLER'S INTERNAL PRODUCT DISCOVERY PROGRAM. "Seller's Internal Product Discovery Program" shall mean that research and development program of Seller as existing prior to the Effective Date and conducted by Seller to [*].

      SERVICE INVENTION. "Service Invention" shall have the meaning specified in
Section 5.2(j) of the Agreement.

      SERVICE IP. "Service IP" shall have the meaning specified in Section 5.2(j) of the Agreement.

      SERVICES. "Services" shall mean (i) the performance of Transfluor Technology-related research or experiments, (ii) the provision of [*] or other Transfluor Technology-related products or services, and (iii) the provision of customer support with respect to the Transfluor Technology.

      SERVICES MANAGER. "Services Manager" shall have the meaning specified in
Section 5.2(f) of the Agreement.

      [*]

      [*]

      [*]

      [*]

      TAX. "Tax" shall mean any tax (including without limitation any income tax, franchise tax, capital gains tax, estimated tax, gross receipts tax, value added tax, surtax, excise tax, ad

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, occupation tax, inventory tax, occupancy tax, withholding tax or payroll tax), levy, assessment, tariff, impost, imposition, toll, duty (including without limitation any customs duty), deficiency or fee, and any related charge or amount (including without limitation any fine, penalty or interest), that is, has been or may in the future be (a) imposed, assessed or collected by or under the authority of any Governmental Body, or (b) payable pursuant to any tax sharing agreement or similar Contract.

      TAX RETURN. "Tax Return" shall mean any return (including without limitation any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information that is, has been or may in the future be filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

      THIRD PARTY. "Third Party" shall mean any person or entity other than Purchaser, Seller or an Affiliate of either of them.

      THIRD PARTY CLAIM. "Third Party Claim" shall mean any claim against any Indemnitee by a Third Party, whether or not involving a Proceeding.

      THRESHOLD. "Threshold" shall have the meaning set forth at Section 4.4(b).

      TRANSACTIONAL AGREEMENTS. "Transactional Agreements" shall have the meaning specified in Section 1.5 of the Agreement.

      TRANSACTIONS. "Transactions" shall mean (a) the execution and delivery of the respective Transactional Agreements, and (b) all of the transactions contemplated by the respective Transactional Agreements.

      TRANSFERRED ASSETS. "Transferred Assets" shall have the meaning specified in Section 1.1(c) of the Agreement.

      TRANSFLUOR ASSAY. "Transfluor Assay" shall mean (a) any assay that uses a [*] to detect the activity or function of a GPCR, including but not limited to the assays described in U.S. Patent No. [*], U.S. Patent No. [*], U.S. Patent No. [*], U.S. Patent No. [*], U.S. Patent Application No. [*], U.S. Patent Application No. [*] and International Patent Application [*] or (b) any LITe Assay. The different types of Transfluor Assay or means of conducting the Transfluor Assay are: [*].

      [*]

      [*]

      [*]

      TRANSFLUOR TECHNOLOGY. "Transfluor Technology" shall mean the Transfluor Assays, [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                             ASSIGNED PATENT RIGHTS

      [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT C

                                ASSUMED CONTRACTS

      [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT D

                               DUKE PATENT RIGHTS

      [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT E

                               RETAINED CONTRACTS

      [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT F-1

                                LICENSE AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      F1-1

                                LICENSE AGREEMENT

      THIS LICENSE AGREEMENT (the "Agreement") is made and entered into effective this 9th day of March, 2005 (the "Effective Date") between Molecular Devices Corporation, a Delaware corporation with a place of business at 1311 Orleans Drive, Sunnyvale, California 94089 (hereinafter referred to as "Purchaser"), and Xsira Pharmaceuticals, Inc. (formerly Norak Biosciences, Inc.), a Delaware corporation having an address at 7030 Kit Creek Road, Morrisville, North Carolina 27560 (hereinafter referred to as "Seller"). Purchaser and Seller may be referred to individually as a "Party," or collectively as the "Parties."

                                   WITNESSETH

      WHEREAS, Purchaser has purchased certain proprietary technology, know-how, information, and other intellectual property assets from Seller relating to the Transfluor screening technology pursuant to the terms of that certain Asset Purchase Agreement entered into between the Parties as of the date hereof (the "Asset Purchase Agreement"); and

      WHEREAS, Seller seeks licenses to practice such technology, know-how and other proprietary information for certain internal research and development purposes, on the terms further described below; and

      WHEREAS, Purchaser wishes to grant to Seller such licenses on such terms.

      NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

      1.    DEFINITIONS.

      Capitalized terms used but not defined herein have the meanings given to such terms in the Asset Purchase Agreement. The following terms, when used herein with initial capital letters, will have the meanings ascribed to such terms in this Article 1.

            1.1 "DUKE AGREEMENT" means the License Agreement between Norak Biosciences, Inc. and Duke University dated [*] and [*], and assigned to Purchaser pursuant to the Asset Purchase Agreement.

            1.2   "EXCLUDED COMPOUND" means any compound to which [*] and where
[*].

            1.3 "EXCLUDED RECEPTOR" means any receptor or protein to which [*] and where [*].

            1.4 "IMPROVEMENT" means any enhancement, modification, or improvement of or to the Transfluor Technology that is owned by, or licensed to, Seller, whether patentable or not, resulting from or conceived or reduced to practice as a result of Seller's exercise of its rights or performance of its obligations under this Agreement or the Technology Transfer Agreement

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(which includes enhancements, modifications or improvements made by the Customer under a Retained Contract), provided that [*] shall not be Improvements for purposes of this Agreement.

            1.5 "INTERNAL RESEARCH PURPOSES" means (a) research and development conducted [*] by Seller to [*], and (b) research and development conducted by Seller pursuant to a [*].

            1.6 "NON-PRODUCT CLAIM" means any claim of the Transfluor Patents other than a Product Claim.

            1.7 "PARTNER" means a Third Party that is, at the applicable time, a licensee under a Transfluor License. A Third Party shall cease to be a Partner [*], and [*].

            1.8   [*]

            1.9 "PRODUCT" means a product that (a) does not contain or comprise any Transfluor Technology, (b) does not use any Transfluor Technology as part of its operation, (c) does not infringe a Non-Product Claim, and (d) is not manufactured or used via a method claimed in a Non-Product Claim.

            1.10 "PRODUCT CLAIM" means any claim identified in Exhibit A (as such claim exists on the Effective Date), or any other Transfluor Patent claim of the same or reduced scope as that claimed in a claim identified in Exhibit A (as such claim exists on the Effective Date), except that Product Claims do not include (a) any method claim related to assessing the activity of any arrestin, receptor or related pathways, (b) any claim of materials that contain or comprise Transfluor Technology, and (c) any claim of materials that use any Transfluor Technology as part of their manufacture or operation.

            1.11 "SELLER COMPOUND" means any: (a) commercially available compound purchased by Seller, (b) novel compound discovered or synthesized by Seller, (c) compound licensed by Seller from a Third Party, or (d) compound generated by Seller that is an analog or derivative of a compound described in
(a), (b) or (c) above, which prior compound was identified or characterized by Seller, using the Transfluor Technology, as an agonist, antagonist, desensitization agent, or other modulating agent with respect to a Seller Receptor or other protein or component of a signaling pathway related to a Seller Receptor.

            1.12 "SELLER RECEPTOR" means any receptor, including but not limited to any GPCR, or other protein in a signaling pathway involving a receptor, where such receptor or protein: (i) is commercially available and is purchased by Seller, (ii) is in the public domain (i.e., the composition of matter of the protein or receptor is not covered by a claim in a patent or pending patent application), (iii) is licensed by Seller from a Third Party, or
(iv) for which Seller filed, in good faith and prior to the execution of any agreement with any Third Party granting such Third Party intellectual property rights covering such receptor or protein, a patent application claiming the composition of matter of such receptor or protein.

            1.13 "SCREENING SERVICES" means screening or assaying compounds using Transfluor Technology where the Third Party obtains access and/or rights to any of the information, data and/or intellectual property resulting from such screening or assaying, and such

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Third Party owns or controls rights to any of the compounds tested, or the receptor or other protein that was the intended assay target, in the screening or assaying.

            1.14  [*]

            1.15 "TECHNOLOGY TRANSFER AGREEMENT" means the Technology Transfer Agreement between the Parties of even date hereof.

            1.16 "TRANSFLUOR KNOW-HOW" means all Assigned Know-How in existence as of the Effective Date which Purchaser has the right to disclose and license to Seller.

            1.17 "TRANSFLUOR LICENSE" means a license granted to a Third Party by from Purchaser (or any Affiliate, licensee, or sublicensee of Purchaser) under the Transfluor Patents and Transfluor Know-How, which license must at least grant such rights to such Third Party's screening and development facility(ies) consistent with the license rights Purchaser typically grants to other similar Third Parties for similar uses.

            1.18 "TRANSFLUOR PATENTS" means (a) all Assigned Patent Rights in existence as of the Effective Date as well as any and all additions, divisions, continuations, continuations-in-part (to the extent claiming subject matter claimed in the Assigned Patent Rights), substitutions, extensions, renewals, re-examinations, or reissues thereto or thereof, any patents issuing therefrom, and any and all foreign counterparts of any of the foregoing, and (b) all patents and patent applications licensed pursuant to the Duke Agreement.

            1.19 "TRANSITION SERVICES" shall mean Seller's provision of materials, training and support to Purchaser pursuant to the Technology Transfer Agreement.

2.    LICENSES.

      2.1   TRANSFLUOR LICENSES.

            (a) Internal Research Purposes. Subject to the terms and conditions of this Agreement, Purchaser hereby grants to Seller a nonexclusive, non-transferable (except pursuant to a permitted assignment of this Agreement pursuant to Section 6), royalty-free, fully-paid, [*] license, without the right to sublicense, under the Transfluor Patents and Transfluor Know-How, to make and use the Transfluor Technology solely for Internal Research Purposes.

            (b) Performance of Transition Services. Subject to the terms and conditions of this Agreement, Purchaser hereby grants to Seller a nonexclusive, non-transferable (except pursuant to a permitted assignment of this Agreement pursuant to Section 6), royalty-free, fully-paid, [*] license, without the right to sublicense, under the Transfluor Patents and Transfluor Know-How, to make and use the Transfluor Technology solely to perform the Transition Services.

            (c) Performance of Continuing Services. Subject to the terms and conditions of this Agreement, Purchaser hereby grants to Seller a nonexclusive, non-transferable (except pursuant to a permitted assignment of this Agreement pursuant to Section 6), royalty-free, fully-paid, [*] license, without the right to sublicense, under the Transfluor Patents and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Transfluor Know-How, to make, use and sell the Transfluor Technology solely to the extent necessary to satisfy its obligations, as existing on the Effective Date, to perform Services or otherwise to perform under the Retained Contracts and Assumed Services Contracts in accordance with Section 5.2 of the Asset Purchase Agreement.

                  (i) Additional Rights under Assigned Trademarks. Subject to the terms and conditions of this Agreement, Purchaser hereby grants to Seller a [*] license, [*] under the Assigned Trademarks solely as necessary to perform its obligations under [*]. For clarity, the license granted under this Section 2.1(c)(i) shall immediately terminate upon expiration or termination of the [*].

            (d) Licenses under Retained Contracts. Subject to the terms and conditions of this Agreement, Purchaser hereby grants to Seller a nonexclusive, royalty-free, fully-paid, [*] license, under the Transfluor Patents, and Transfluor Know-How, solely to grant a sublicense of such license to each Customer that, as of the Effective Date, has an in-force and unexpired license under some or all of the Transfluor Patents, or Transfluor Know-How, pursuant to a Retained Contract, and solely to the extent that such sublicense is necessary for Seller to satisfy its licensing obligation to such Customer as of the Effective Date. Seller hereby represents and warrants that Exhibit B sets forth:
(i) the full name of each Customer that, as of the Effective Date, has an in-force and unexpired license, under some or all of the Transfluor Patents and/or Transfluor Know-How pursuant to a Retained Contract; (ii) complete identifying information for the Retained Contract under which such license was granted; and (iii) accurate references to the section(s) in such Retained Contract that contains the grant of such license(s). Seller acknowledges that the licenses set forth in this Section 2.1(d) (including Section 2.1(d)(i) below) do not grant Seller any rights to practice the Transfluor Patents, Transfluor Know-How or Assigned Trademarks for any purpose. Rather, it is simply a pass-through license intended to prevent Seller's default of its license obligations, as of the Effective Date, to Customers under the Retained Contracts as a result of the Transactions.

                  (i) Additional Rights under Assigned Trademarks. Subject to the terms and conditions of this Agreement, Purchaser hereby grants to Seller a [*] license, under the Assigned Trademarks, solely to [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            2.2   LICENSE LIMITATIONS.

                  (a) Seller hereby covenants that it shall not knowingly use or practice, directly or indirectly, any technology or intellectual property rights disclosed or claimed in the Transfluor Patents, Transfluor Know-How or Assigned Trademark for any purposes other than those expressly permitted by this Agreement. Without limiting the foregoing, Seller hereby covenants that, it will not: (i) use the Transfluor Technology to provide any Screening Services to any Third Party except pursuant to a [*], (ii) provide to any Third Party any Transferred Asset or any other material or intellectual property right necessary or useful to make or use the Transfluor Technology, or (iii) sell or otherwise provide to any Third Party any product or service that contains or comprises any Transfluor Technology, uses any Transfluor Technology as part of its operation, infringes a Non-Product Claim, or is manufactured or used via a method claimed in a Non-Product Claim. [*].

                  (b) The licenses granted to Seller in Section 2.1 include sublicenses under the Duke Agreement. Seller acknowledges that such sublicenses are subject to the terms of the Duke Agreement, and Seller hereby covenants to comply with such terms.

                  (c) Purchaser and Seller agree that Purchaser possesses certain intellectual property, including but not limited to inventions, know-how, trade secrets, analytical methods, computer technical expertise, software and statistical methodologies originated, acquired or licensed by Purchaser, prior to or under or during the term of this Agreement, that are the sole property of Purchaser and are not Transfluor Patents or Transfluor Know-How ("Purchaser Intellectual Property"). Nothing in this Agreement shall be construed as conferring on Seller any express or implied license or option to license any Purchaser Intellectual Property, Confidential Information of Purchaser (other than the license rights under Section 2.1 to information comprising the Transfluor Patents, Transfluor Know-How, and Assigned Trademarks), or any patents, patent applications, trade secrets or other proprietary rights of Purchaser (other than the Transfluor Patents, Transfluor Know-How, and Assigned Trademarks) in connection thereto.

            2.3 PRODUCT CLAIMS. Purchaser covenants that neither it nor any of its Affiliates (nor, in each case, any such entity's successors, licensees or assigns) shall assert or enforce any Product Claim anywhere in the world against Seller or its Affiliates, Partners, licensees, sublicensees or distributors (and each such entity's successors and assigns) with respect to such party's manufacture, use, sale, offer for sale or importation of materials or methods claimed in Product Claims.

            2.4   ADDITIONAL LICENSES.

                  (a) SELLER. Upon the written request of Seller and solely to the extent reasonably necessary for Seller to exercise the license rights granted in Section 2.1, Purchaser shall [*].

                  (b) PARTNERS. In the event that Seller wishes to enter or has entered into an agreement or joint venture with a Third Party that would qualify as a [*] or [*] if such Third Party were a Partner, and such Third Party wishes to obtain from Purchaser a Transfluor

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

License sufficient to qualify as a Partner, then Purchaser shall, [*]. Upon [*], Purchaser shall [*].

                  (c)   [*].

      3.    IMPROVEMENTS.

            3.1 DISCLOSURE. Promptly after each Improvement is made, Seller shall send Purchaser a written notice that describes such Improvement in detail and shall provide Purchaser with a reasonable quantity of any material generated by Seller or in Seller's possession that is necessary or useful to practice such Improvement. Except to the extent prohibited by the express terms of any applicable contract of Seller with a Third Party, Seller shall provide Purchaser with all additional information reasonably requested by Purchaser regarding the practice or implementation of one or more Improvements.

            3.2 LICENSE TO PURCHASER. Seller hereby grants to Purchaser and its Affiliates a worldwide, royalty-free, fully-paid, perpetual, irrevocable, co-exclusive license (with the right to sublicense), under the Improvements and all intellectual property rights owned by or licensed to Seller concerning or covering one or more Improvements, to make, have made, use, import, offer for sale and sell the Improvements solely in conjunction with the development, practice, use, or commercialization of the Transfluor Technology and/or products or services incorporating or embodying the Transfluor Technology and/or one or more Improvements. For the purposes of this Section 3.2, "co-exclusive" shall mean, with respect to Seller's rights, that Seller retains only those rights specified in Section 3.3 and does not have any right to grant licenses or sublicenses except in accordance with Section 3.3.

            3.3 SELLER'S PRACTICE OF IMPROVEMENTS. Seller shall limit its practice of the Improvements to those activities that fall within the scope of the licenses granted to Seller pursuant to Section 2.1. Except as required by the terms of a Retained Contract as of the Effective Date, Seller shall not have any right to license or sublicense any rights to the Improvements to any party other than Purchaser for any purpose.

            3.4 RIGHT OF FIRST NEGOTIATION. Subject to the terms of any Retained Contracts that are in effect as of the Effective Date, Seller hereby grants to Purchaser an exclusive option (each, an "Option") to negotiate in good faith for an assignment or exclusive license (with the right to sublicense), under all intellectual property rights owned by or licensed to Seller claiming an Improvement, to make, have made, use, import, offer for sale and sell such Improvement solely in conjunction with the practice, use or commercialization of the Transfluor Technology and/or products and services incorporating or embodying such Improvement. If Purchaser notifies Seller in writing that it is exercising an Option within respect to a specific Improvement, then Purchaser and Seller shall negotiate in good faith the [*] terms of an agreement governing such assignment or license and shall enter into such an agreement.

      4. CONFIDENTIAL INFORMATION. Except as set forth in the next sentence, all information disclosed pursuant to this Agreement shall constitute Confidential Information of the disclosing Party, and the receiving Party shall comply with the non-use and non-disclosure obligations set forth in Section 6 of the Asset Purchase Agreement with respect thereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Notwithstanding the foregoing, all information regarding Improvements shall constitute Confidential Information of Purchaser, and Seller shall comply with the non-use and non-disclosure obligations set forth in Section 6 of the Asset Purchase Agreement with respect thereto.

      5. WAIVER. It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

      6.    ASSIGNMENT. Except as otherwise expressly provided below in this
Section 6, neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred by a Party (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other Party; provided, however, that either Party may, without such consent, assign this Agreement and its rights and obligations hereunder to its successor in interest in connection with the transfer or sale of all or substantially all of assets or its merger, consolidation, change in control or similar transaction, provided that [*]. The Agreement shall be binding on the permitted assignees of each Party. Any purported assignment or transfer in violation of this Section 6 shall be void. Further, Purchaser may assign this Agreement to its Affiliate or to a purchaser of all or substantially all of its assets relating to the Transfluor Technology.

      7. INDEPENDENT CONTRACTORS. Each Party, for all purposes related to this Agreement, shall be deemed an independent contractor of the other Party, and nothing in this Agreement shall be deemed to create a relationship of agency or to constitute the Parties as partners or joint venturers.

      8.    TERM; TERMINATION.

            8.1 EFFECTIVENESS. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided herein, shall expire on the expiration of the last to expire of the rights granted herein.

            8.2 TERMINATION FOR MATERIAL BREACH. Upon a Party's failure to comply with any of its material obligations set forth in this Agreement, the other Party shall give written notice to the breaching Party of such default, specifying the nature of the default, requiring the breaching Party to make good or otherwise cure such default, and stating its intention to terminate if such default is not cured. The breaching Party shall have [*] after its receipt of such notice to cure the default. If such default is not cured within such [*] period or, with respect to defaults which cannot reasonably be cured within such [*] period, the defaulting Party has not made reasonable efforts to cure such default (to the extent curable within such [*] period), then the non-breaching Party shall be entitled to terminate this Agreement.

            8.3 SURVIVAL. The following provisions of this Agreement shall survive the termination or expiration of this Agreement: Articles 1 and 4 and Sections 2.1(c), 2.1(d), and 2.2. In addition to the sections identified in the previous sentence, Section 2.3 shall survive termination of this Agreement by Purchaser pursuant to Section 8.2 on account of Seller's uncured material breach.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without giving effect to principles of conflicts of laws).

      10. NOTICES. Any notice required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified air mail service, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the parties:

      Molecular Devices Corporation           Xsira Pharmaceuticals, Inc.
      1311 Orleans Avenue                     7030 Kit Creek Road
      Sunnyvale, CA  94089-1136               Morrisville, North Carolina 27560
      Attention:  Chief Financial Officer     Attn:  Chief Financial Officer
      Telephone: [*]                          Telephone: 919-248-8000
      Facsimile: [*]                          Fax:   919-248-8033

      All notices under this Agreement shall be deemed received (i) upon receipt when sent by hand, (ii) [*] after deposit with a recognized international overnight courier, (iii) upon confirmation of delivery when sent by facsimile and (iv) [*] after deposit in registered or certified air mail service. A party may change its contract information immediately upon written notice to the other party in the manner provided in this Section.

      11. COMPLETE AGREEMENT. It is understood and agreed between Purchaser and Seller that this Agreement, the other Transactional Agreements, and the Asset Purchase Agreement constitute the entire agreement, both written and oral, between the parties, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No modification of this Agreement shall be effective unless in writing and executed by both parties.

      12. SEVERABILITY. In the event that a court of competent jurisdiction holds any provision of this Agreement to be invalid, such holding shall have no effect on the remaining provisions of this Agreement, and they shall continue in full force and effect.

      13. FORCE MAJEURE. Neither party will be liable for any failure to perform as required by this Agreement, if the failure to perform is caused by circumstances reasonably beyond such party's control, such as labor disturbances, accidents, civil disorders, governmental law or regulation, failure of utilities, mechanical breakdowns, material shortages, or other such occurrences; provided, however, that such party shall use reasonable efforts to overcome such circumstances.

      14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each counterpart shall constitute an original instrument, but all such separate counterparts shall constitute only one and the same instrument.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                           [Signature page to follow.]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      IN WITNESS WHEREOF, both Purchaser and Seller have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, the day and year first above written.

MOLECULAR DEVICES CORPORATION                   XSIRA PHARMACEUTICALS, INC.

By: /s/ Tim Harkness                            By: /s/ Roger D. Blevins
    -------------------------------                 ----------------------------
Name: Tim Harkness                              Name: Roger D. Blevins
Title: Chief Financial Officer                  Title: CEO

                      SIGNATURE PAGE FOR LICENSE AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                                 PRODUCT CLAIMS

      [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                        LICENSES UNDER RETAINED CONTRACTS

      [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT F-2

                          BIOIMAGE SUBLICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                     F2-1

                          BIOIMAGE SUBLICENSE AGREEMENT

      THIS BIOIMAGE SUBLICENSE AGREEMENT (the "Agreement") is made and entered into effective this 9th day of March, 2005 (the "Effective Date") between Molecular Devices Corporation, a Delaware corporation with a place of business at 1311 Orleans Drive, Sunnyvale, California 94089 (hereinafter referred to as "Purchaser"), and Xsira Pharmaceuticals, Inc. (formerly Norak Biosciences, Inc.), a Delaware corporation having an address at 7030 Kit Creek Road, Morrisville, North Carolina 27560 (hereinafter referred to as "Seller"). Purchaser and Seller may be referred to individually as a "Party," or collectively as the "Parties."

                                   WITNESSETH

      WHEREAS, pursuant to the terms of that certain Asset Purchase Agreement entered into between the Parties as of the date hereof (the "Asset Purchase Agreement"), Purchaser has purchased certain proprietary technology, know-how, other proprietary information, and other intellectual property assets from Seller relating to the Transfluor screening technology, including but not limited to that certain Non-Exclusive License Agreement between Seller and BioImage A/S ("BioImage"), dated [*] (the "BioImage License"); and

      WHEREAS, pursuant to the terms of that certain License Agreement entered into between the Parties as of the date hereof (the "License Agreement"), Purchaser has granted Seller a license to practice certain such technology, know-how and other proprietary information for internal research and development purposes; and

      WHEREAS, Seller seeks a non-exclusive license to the patents licensed under the BioImage License, on the terms further described below; and

      WHEREAS, Purchaser wishes to grant to Seller such license on such terms.

      NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

1.    DEFINITIONS.

      Any capitalized terms appearing in this Agreement that are not otherwise defined in this Agreement shall have the meanings assigned to them in the BioImage License.

      1.1 "Affiliate" shall have the meaning set forth in the Asset Purchase Agreement.

      1.2 "Partner" shall have the meaning set forth in the License Agreement.

      1.3 [*]

      1.4 "Screening Services" shall have the meaning set forth in the License Agreement.

      1.5 [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      1.6 "Third Party" shall have the meaning set forth in the Asset Purchase Agreement.

      1.7 "Transactional Agreements" shall have the meaning set forth in the Asset Purchase Agreement.

2.    LICENSES.

      2.1 LICENSE. Subject to the terms and conditions of this Agreement, Purchaser hereby grants to Seller a royalty-free, non-exclusive, non-transferable (except pursuant to a permitted assignment of this Agreement pursuant to Section 6), world-wide license, without rights of sublicense, under all BioImage Patents and BioImage Improvements, to [*].

      2.2 LICENSE LIMITATIONS. Seller hereby covenants that it shall not knowingly use or practice, directly or indirectly, any technology or intellectual property rights disclosed or claimed in the BioImage Patents and/or BioImage Improvements to perform or provide any [*] to any Third Party except pursuant to a [*]. The license granted to Seller in Section 2.1 is subject to the terms of the BioImage License, and Seller hereby covenants to comply with such terms.

      2.3 ADDITIONAL LICENSES. In the event that Seller is working with a particular Partner pursuant to a [*] or [*] and such Partner requires a license to the BioImage Patents and BioImage Improvements to perform its obligations pursuant to such [*] or [*], then Purchaser shall, [*].

3. LICENSE FEE. Seller shall pay Purchaser an [*] license fee of [*] on the Effective Date.

4. CONFIDENTIAL INFORMATION. All information disclosed pursuant to this Agreement shall constitute Confidential Information of the disclosing Party, and the receiving Party shall comply with the non-use and non-disclosure obligations set forth in Section 6 of the Asset Purchase Agreement with respect thereto.

5. WAIVER. It is agreed that no waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

6. ASSIGNMENT. Except as expressly provided herein, Seller may neither assign nor delegate this Agreement nor any interest hereunder without the prior written consent of Purchaser; provided, however, that Seller may assign this Agreement to its Affiliate or to its successor in interest by way of merger, acquisition or sale of all or substantially all of its assets [*]. This Agreement shall be binding upon the successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 6 shall be void.

7. INDEPENDENT CONTRACTORS. Each Party, for all purposes related to this Agreement, shall be deemed an independent contractor of the other Party, and nothing in this Agreement shall be deemed to create a relationship of agency or to constitute the Parties as partners or joint venturers.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8. DISCLAIMER. Purchaser makes no warranty, express or implied, including without limitation, any implied warranty of merchantability or any implied warranty of fitness for a particular purpose with respect to Bioimage Patents and Bioimage Improvements and hereby disclaims the same. Further, Purchaser does not warrant the validity of the patent rights licensed hereunder and makes no representations whatsoever with regard to the scope of the licensed patent rights or that such patent rights may be exploited by Seller without infringing other patents.

9.    TERM; TERMINATION.

      9.1 EFFECTIVENESS. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided herein, shall expire on the expiration of the last to expire of the BioImage Patents and BioImage Improvements.

      9.2 TERMINATION FOR MATERIAL BREACH. Upon a Party's failure to comply with any of its material obligations set forth in this Agreement, the other Party shall give written notice to the breaching Party of such default, specifying the nature of the default, requiring the breaching Party to make good or otherwise cure such default, and stating its intention to terminate if such default is not cured. The breaching Party shall have [*] after its receipt of such notice to cure the default. If such default is not cured within such [*] period, then the non-breaching Party shall be entitled to terminate this Agreement.

      9.3 SURVIVAL. The following provisions of this Agreement shall survive the termination or expiration of this Agreement: Articles 1 and 4.

10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without giving effect to principles of conflicts of laws).

11. NOTICES. Any notice required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified air mail service, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the Parties:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      Molecular Devices Corporation         Xsira Pharmaceuticals, Inc.
      1311 Orleans Avenue                   7030 Kit Creek Road
      Sunnyvale, CA  94089-1136             Morrisville, North Carolina 27560
      Attention:  Chief Financial Officer   Attn: Chief Financial Officer
      Telephone: [*]                        Telephone: 919-248-8000
      Facsimile: [*]                        Fax: 919-248-8333

      All notices under this Agreement shall be deemed received (i) upon receipt when sent by hand, (ii) [*] after deposit with a recognized international overnight courier, (iii) upon confirmation of delivery when sent by facsimile and (iv) [*] after deposit in registered or certified air mail service. A Party may change its contract information immediately upon written notice to the other Party in the manner provided in this Section.

12. COMPLETE AGREEMENT. It is understood and agreed between Purchaser and Seller that this Agreement, the other Transactional Agreements, and the Asset Purchase Agreement constitute the entire agreement, both written and oral, between the Parties, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No modification of this Agreement shall be effective unless in writing and executed by both Parties.

13. SEVERABILITY. In the event that a court of competent jurisdiction holds any provision of this Agreement to be invalid, such holding shall have no effect on the remaining provisions of this Agreement, and they shall continue in full force and effect.

14. FORCE MAJEURE. Neither Party will be liable for any failure to perform as required by this Agreement, if the failure to perform is caused by circumstances reasonably beyond such Party's control, such as labor disturbances, accidents, civil disorders, governmental law or regulation, failure of utilities, mechanical breakdowns, material shortages, or other such occurrences; provided, however, that such Party shall use reasonable efforts to overcome such circumstances.

15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each counterpart shall constitute an original instrument, but all such separate counterparts shall constitute only one and the same instrument.

                           [Signature page to follow.]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, both Purchaser and Seller have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, the day and year first above written.

MOLECULAR DEVICES CORPORATION                XSIRA PHARMACEUTICALS, INC.

By: /s/ Tim Harkness                         By: /s/ Roger D. Blevins
    ---------------------------------            ----------------------------

Name: Tim Harkness                           Name: Roger D. Blevins
      -------------------------------              --------------------------

Title: Chief Financial Officer               Title: CEO
       ------------------------------               -------------------------

                 SIGNATURE PAGE FOR BIOIMAGE SUBLICENSE CONSENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT F-3

                            GFP SUBLICENSE AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      F3-1

                            GFP SUBLICENSE AGREEMENT

      THIS GFP SUBLICENSE AGREEMENT (the "Agreement") is made and entered into effective this 9th day of March, 2005 (the "Effective Date") between Molecular Devices Corporation, a Delaware corporation with a place of business at 1311 Orleans Drive, Sunnyvale, California 94089 (hereinafter referred to as "Purchaser"), and Xsira Pharmaceuticals, Inc. (formerly Norak Biosciences, Inc.), a Delaware corporation having an address at 7030 Kit Creek Road, Morrisville, North Carolina 27560 (hereinafter referred to as "Seller"). Purchaser and Seller may be referred to individually as a "Party," or collectively as the "Parties."

                                   WITNESSETH

      WHEREAS, pursuant to the terms of that certain Asset Purchase Agreement between the Parties as of the date hereof (the "Asset Purchase Agreement"), Purchaser has purchased certain proprietary technology, know-how, other proprietary information, and other intellectual property assets from Seller relating to the Transfluor screening technology, including but not limited to that certain License Agreement between Seller and Prolume Ltd. ("Prolume") dated [*] (the "Prolume License");

      WHEREAS, pursuant to the terms of that certain License Agreement entered into between the Parties as of the date hereof (the "License Agreement"), Purchaser has granted Seller a license to practice certain such technology, know-how and other proprietary information for internal research and development purposes; and

      WHEREAS, Seller seeks a non-exclusive license to the technology and patents licensed under the Prolume License, on the terms further described below; and

      WHEREAS, Purchaser wishes to grant to Seller such license on such terms.

      NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

1.    DEFINITIONS.

      Any capitalized terms appearing in this Agreement that are not otherwise defined in this Agreement shall have the meanings assigned to them in the Prolume License.

      1.1 "Affiliate" shall have the meaning set forth in the Asset Purchase Agreement.

      1.2   "Partner" shall have the meaning set forth in the License Agreement.

      1.3   [*]

      1.4 "Screening Services" shall have the meaning set forth in the License Agreement.

      1.5   [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      1.6 "Third Party" shall have the meaning set forth in the Asset Purchase Agreement.

      1.7 "Transactional Agreements" shall have the meaning set forth in the Asset Purchase Agreement.

2.    LICENSES.

      2.1 GFP LICENSE. Subject to the terms and conditions of this Agreement, Purchaser hereby grants to Seller a non-exclusive, non-transferable (except pursuant to a permitted assignment of this Agreement pursuant to Section 7), world-wide license, without rights of sublicense, under the Prolume Patent Rights and Related Technology, to [*]

      2.2 LICENSE LIMITATIONS. Seller hereby covenants that it shall not knowingly use or practice, directly or indirectly, any technology or intellectual property rights disclosed or claimed in the Prolume Patent Rights and/or Related Technology to perform or provide any [*] to any Third Party except pursuant to a [*]. The license granted to Seller in Section 2.1 (or, if applicable, Section 2.1.1) is subject to the terms of the Prolume License, and Seller hereby covenants to comply with such terms.

      2.3 ADDITIONAL LICENSES. In the event that Seller is working with a particular Partner pursuant to a [*] or [*] and such Partner requires a license to the Prolume Patent Rights and Related Technology to perform its obligations pursuant to such [*] or [*], then Purchaser shall, [*].

3 CONFIDENTIAL INFORMATION. All information disclosed pursuant to this Agreement shall constitute Confidential Information of the disclosing Party, and the receiving Party shall comply with the non-use and non-disclosure obligations set forth in Section 6 of the Asset Purchase Agreement with respect thereto.

4     LICENSE FEE.

      4.1 PAYMENT OPTION 1. Seller shall pay Purchaser an initial license fee of [*] on the Effective Date. Thereafter until such time (if ever) as Seller provides notice and payment to Purchaser pursuant to
            Section 4.2, Seller shall pay Purchaser a renewal fee of [*] no later than [*] of each year during the term of this Agreement.

      4.2   PAYMENT OPTION 2. Seller may elect to convert its license under
            Section 2.1 to a [*] by providing Purchaser with written notice of such desire and a [*]; provided, however, that the option set forth in this Section 4.2 shall [*].

5 ABANDONMENT OF PROLUME LICENSE BY PURCHASER. In the event Purchaser, at its sole discretion, chooses to abandon its rights under the Prolume License, Purchaser shall [*].

6     TERM; TERMINATION.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      6.1 TERM. This Agreement and the license granted hereunder shall be effective on the Effective Date and have an initial term of [*] (the "Initial Term"), unless terminated earlier as provided in Section
            6.2. Following the Initial Term, this Agreement shall automatically renew and be effective for subsequent additional [*] terms.

      6.2   TERMINATION.

            6.2.1 TERMINATION FOR MATERIAL BREACH. Upon a Party's failure to comply with any of its material obligations set forth in this Agreement, the other Party shall give written notice to the breaching Party of such default, specifying the nature of the default, requiring the breaching Party to make good or otherwise cure such default, and stating its intention to terminate if such default is not cured. The breaching Party shall have [*] after its receipt of such notice to cure the default. If such default is not cured within such [*] period, then the non-breaching Party shall be entitled to terminate this Agreement.

            6.2.2 TERMINATION BY SELLER. Seller may terminate this Agreement, in its sole discretion, at any time upon [*] written notice to Purchaser.

            6.2.3 TERMINATION BY PURCHASER. Purchaser may terminate this
                  Agreement upon written notice to Seller on account of the expiration or termination of the Prolume License. Seller acknowledges that, if Prolume terminates the Prolume License on account of Purchaser's uncured material breach of the Prolume License, Prolume is [*].

      6.3 SURVIVAL. The following provisions of this Agreement shall survive the termination or expiration of this Agreement: Articles 1 and 3.

7 WAIVER. It is agreed that no waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

8 ASSIGNMENT. Except as expressly provided herein, Seller may neither assign nor delegate this Agreement nor any interest hereunder without the prior written consent of Purchaser; provided, however, that Seller may assign this Agreement to any Affiliate or to any successor in interest by way of merger, acquisition or sale of all or substantially all of its assets [*]. This Agreement shall be binding upon the successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 8 shall be void.

9 INDEPENDENT CONTRACTORS. Each Party, for all purposes related to this Agreement, shall be deemed an independent contractor of the other Party, and nothing in this Agreement shall be deemed to create a relationship of agency or to constitute the Parties as partners or joint venturers.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10 DISCLAIMER. PURCHASER MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO PROLUME PATENT RIGHTS AND RELATED TECHNOLOGY AND HEREBY DISCLAIMS THE SAME. FURTHER, PURCHASER DOES NOT WARRANT THE VALIDITY OF THE PROLUME PATENT RIGHTS AND MAKES NO REPRESENTATIONS WHATSOEVER WITH REGARD TO THE SCOPE OF THE PROLUME PATENT RIGHTS OR THAT SUCH PATENT RIGHTS MAY BE EXPLOITED BY SELLER WITHOUT INFRINGING OTHER PATENTS.

11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without giving effect to principles of conflicts of laws).

12 NOTICES. Any notice required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified air mail service, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the Parties:

      Molecular Devices Corporation         Xsira Pharmaceuticals, Inc.
      1311 Orleans Avenue                   7030 Kit Creek Road
      Sunnyvale, CA  94089-1136             Morrisville, North Carolina 27560
      Attention:  Chief Financial Officer   Attn: Chief Financial Officer
      Telephone: [*]                        Telephone: 919-248-8000
      Facsimile: [*]                        Fax: 919-248-8333

      All notices under this Agreement shall be deemed received (i) upon receipt when sent by hand, (ii) [*] after deposit with a recognized international overnight courier, (iii) upon confirmation of delivery when sent by facsimile and (iv) [*] after deposit in registered or certified air mail service. A Party may change its contract information immediately upon written notice to the other Party in the manner provided in this Section.

13 COMPLETE AGREEMENT. It is understood and agreed between Purchaser and Seller that this Agreement, the other Transactional Agreements, and the Asset Purchase Agreement constitute the entire agreement, both written and oral, between the Parties, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No modification of this Agreement shall be effective unless in writing and executed by both Parties.

14 SEVERABILITY. In the event that a court of competent jurisdiction holds any provision of this Agreement to be invalid, such holding shall have no effect on the remaining provisions of this Agreement, and they shall continue in full force and effect.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15 FORCE MAJEURE. Neither Party will be liable for any failure to perform as required by this Agreement, if the failure to perform is caused by circumstances reasonably beyond such Party's control, such as labor disturbances, accidents, civil disorders, governmental law or regulation, failure of utilities, mechanical breakdowns, material shortages, or other such occurrences; provided, however, that such Party shall use reasonable efforts to overcome such circumstances.

16 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each counterpart shall constitute an original instrument, but all such separate counterparts shall constitute only one and the same instrument.

                           [Signature Page to Follow]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      IN WITNESS WHEREOF, both Purchaser and Seller have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, the day and year first above written.

MOLECULAR DEVICES CORPORATION                    XSIRA PHARMACEUTICALS, INC.

By: /s/ Tim Harkness                             By: /s/ Roger D. Blevins
    -------------------------------------            ------------------------

Name: Tim Harkness                               Name: Roger D. Blevins
      -----------------------------------              ----------------------

Title: Chief Financial Officer                   Title: CEO
       ----------------------------------               ---------------------

                  SIGNATURE PAGE FOR GFP SUBLICENSE AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  EXHIBIT F-4

                         TECHNOLOGY TRANSFER AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      F4-1

                          TECHNOLOGY TRANSFER AGREEMENT

      THIS TECHNOLOGY TRANSFER AGREEMENT (the "Agreement") is made and entered into as of March 9, 2005 (the "Effective Date") by and between MOLECULAR DEVICES CORPORATION, a Delaware corporation with a place of business at 1311 Orleans Drive, Sunnyvale, California 94089 ("Purchaser"), and XSIRA PHARMACEUTICALS, INC., a Delaware corporation with a place of business at 7030 Kit Creek Road, Morrisville, North Carolina 27560 ("Seller", formerly known as Norak Biosciences, Inc.). Purchaser and Seller may be referred to herein individually as a "Party" or, collectively, as the "Parties."

                                    RECITALS

      WHEREAS, Purchaser and Seller are entering into that certain Asset Purchase Agreement as of the date hereof (the "Asset Purchase Agreement") providing for the sale and purchase of certain materials, intellectual property and other assets relating to the Transfluor screening technology;

      WHEREAS, Seller desires to transfer to Purchaser, and Purchaser desires to acquire from Seller, the purchased materials and other tangible assets relating to the Transfluor screening technology; and

      WHEREAS, Purchaser desires to learn how to practice the Transfluor screening technology, and Seller is willing to train Purchaser's employees.

      NOW, THEREFORE, for and in consideration of the foregoing recitals and the mutual covenants and agreements contained in this Agreement, the Parties hereby agree as follows:

1.    DEFINITIONS.

      Capitalized terms used but not defined herein have the meanings given to such terms in the Asset Purchase Agreement. The following terms, when used herein with initial capital letters, will have the meanings ascribed to such terms in this Article 1.

      1.1 "BIOLOGICAL/CHEMICAL MATERIALS" shall mean (a) all items specifically identified in Exhibit A, in the volumes and/or amounts described on Exhibit A, and (b) [*] other [*] that (i) [*], (ii) [*], (iii) [*], and (iv) that Seller may transfer to Purchaser [*], in amounts [*] corresponding to the amounts set forth on Exhibit A with respect to the corresponding types of materials specified therein.

      1.2 "INITIAL TRAINING" shall have the meaning set forth in Section 4.2(a).

      1.3 "INITIAL TRAINING COMPLETION DATE" shall have the meaning set forth in
Section 4.2(d).

      1.4 "KNOWN LIGAND" means a natural or synthetic ligand to a GPCR that has been characterized in detail in publicly available peer-reviewed academic journals.

      1.5 "LIAISON" shall have the meaning set forth in Section 4.5.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       1.

      1.6 "MERCK LICENSE" shall mean the License Agreement between Merck & Co., Inc. and Norak Biosciences, Inc. dated [*].

      1.7 "MINIMAL COMPETENCE" shall mean that Purchaser has achieved a level of competence in which it can, [*]:

            (a) create [*], provided that [*];

            (b) use [*], provided that [*]. Purchaser's ability to use the [*] as described in this Section 1.7(b) shall [*];

            (c) provide to its customers [*]; and

            (d) reproducibly and consistently manufacture [*], provided that, [*].

      For purposes of this Agreement (including but not limited to this Section 1.7), the ability to [*] means [*].

      1.8 "ORPHAN RECEPTOR" shall mean a GPCR lacking any identified Known
Ligand.

      1.9 "PROMOTIONAL MATERIALS" shall mean all promotional and marketing information and materials related to and [*] useful in the Acquired Business that (a) were developed or used [*], (b) are [*], and (c) [*]. Promotional Materials shall include, to the extent satisfying the foregoing conditions, but not be limited to, [*].

      1.10 "PURCHASER FACILITY" shall mean a Purchaser facility in Sunnyvale, California; Union City, California; or Downingtown, Pennsylvania.

      1.11 "SCIENTIFIC/TECHNICAL MATERIALS" shall mean [*] scientific and technical information and documentation that is [*] related to the [*], or may be [*] useful with respect to the [*], of the Transfluor Technology, to the extent in either case such information or documentation [*]. Scientific/Technical Materials shall include, to the extent satisfying the foregoing conditions, but be not limited to: [*]. Notwithstanding the foregoing or anything to the contrary in this Agreement and provided that Seller has [*] preserved, for at least [*] prior to the Effective Date, all Scientific/Technical Materials [*] prior to the Effective Date, Seller shall [*].

      1.12 "SUBSEQUENT SUPPORT" shall have the meaning set forth in Section 4.3.

      1.13 "TRAINING PLAN" shall mean the training plan described in Exhibit E.

      1.14 "TRAINING TASKS" shall mean the tasks itemized in the Training Plan.

      1.15 "TRANSFERRED ASSETS" shall mean, collectively, the Biological/Chemical Materials, Scientific/Technical Materials, and Promotional Materials.

      1.16 "TRANSITION SERVICES" shall mean the Initial Training and Subsequent Support.

      1.17 "TRAVEL EXPENSES" shall have the meaning set forth in Section 5.1.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       2.

2.    TECHNOLOGY TRANSFER.

      2.1 TRANSFER OF BIOLOGICAL AND CHEMICAL MATERIALS.

            (a) As soon as reasonably practicable but no later than [*] of Purchaser's written request, Seller shall transfer to Purchaser those Biological/Chemical Materials described or otherwise identified in such request, in the form and quantity as specified in Exhibit A or Section 1.1. Each delivery of Biological/Chemical Materials hereunder shall include [*].

            (b) Purchaser shall have the right to make requests under Section 2.1(a) within [*] of the Effective Date, and Seller shall only be obligated under this Agreement to comply with such requests made within such [*] period. Notwithstanding the foregoing, Purchaser shall have the right to make requests under Section 2.1(a) for those Biological/Chemical materials that contain features identified in Exhibit F for a period of [*] following the Effective Date.

            (c) Notwithstanding Section 2.1(b), if Purchaser subsequently determines, within a period of [*] following the Effective Date, that additional [*] are [*] the Transfluor Technology or to [*], Seller shall, to the extent such materials [*], cooperate with Purchaser to identify such additional materials (which shall be deemed to be Biological/Chemical Materials) and shall transfer such additional documents and/or materials to Purchaser in accordance with the procedures described in this Section 2.1.

            (d) Exhibit F sets forth certain features of some of the Biological/Chemical Materials that [*]. Purchaser shall [*].

      2.2 TRANSFER OF SCIENTIFIC AND TECHNICAL MATERIALS.

            (a) Within [*] of Purchaser's request to receive particular Scientific/Technical Materials, Seller shall notify Purchaser of the form(s) (electronic, tangible, or both; and if electronic, the name of the relevant computer program or format in which such material is saved) of such Scientific/Technical Materials [*]. If, within [*] after Seller's notice, Purchaser notifies Seller in writing designating in which of the form(s) described in Seller's notice Seller should transfer such Scientific/Technical Material, then Seller shall transfer to Purchaser such Scientific/Technical Materials in the designated form within [*] after Purchaser's notice. If Purchaser does not so notify Seller in writing within such [*] period, then Seller shall transfer to Purchaser such Scientific/Technical Materials in any form described in Seller's notice to Purchaser, [*] within [*] after Seller's notice. Unless Purchaser specifies otherwise or the file size makes such transfer infeasible or unreasonable (in which case such transfer shall be made by a means reasonably determined by Seller in its sole discretion), Seller shall transfer electronic form Scientific/Technical Materials by email] Each delivery of Scientific/Technical Materials hereunder shall include [*].

            (b) In addition to the Scientific/Technical Materials provided by Seller pursuant to Section 2.2(a), Seller shall transfer to Purchaser, within [*] of the Effective Date, [*] copies of all original laboratory notebooks [*] as of the Effective Date that relate to the Transfluor Technology or document Transfluor Technology-related patentable inventions, including those notebooks listed in Exhibit D, provided that Seller may [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       3.

            (c) Purchaser shall have the right to make requests under Section 2.2(a) within [*] of the Effective Date, and Seller shall only be obligated under this Agreement to comply with such requests made within such [*] period.

            (d) Notwithstanding Section 2.2(c), if Purchaser subsequently determines, within a period of [*] following the Effective Date, that additional scientific or technical documents and/or materials are [*] the Transfluor Technology or to [*], Seller shall, [*], cooperate with Purchaser to identify such additional documents and/or materials (which shall be deemed to be Scientific/Technical Materials) and shall transfer such additional documents and/or materials to Purchaser in accordance with the procedures described in this Section 2.2.

      2.3 TRANSFER OF PROMOTIONAL MATERIALS.

            (a) Within [*] of Purchaser's request to receive particular Promotional Materials, Seller shall notify Purchaser of the form(s) (electronic, tangible or both; and if electronic, the name of the relevant computer program or format in which such material is saved) of such Promotional Materials [*]. If, within [*] after Seller's notice, Purchaser notifies Seller in writing in which of the form(s) described in Seller's notice Seller should transfer such Promotional Material, then Seller shall transfer to Purchaser such Promotional Materials in the designated form within [*] after Purchaser's written notice. If Purchaser does not so notify Seller in writing within such [*] period, then Seller shall transfer to Purchaser such Promotional Materials in any form described in Seller's notice to Purchaser, [*] within [*] after Seller's notice. Unless Purchaser specifies otherwise or the file size makes such transfer reasonably impractical or unreasonable (in which case such transfer shall be made by a means reasonably determined by Seller in its sole discretion), Seller shall transfer electronic form Promotional Materials by email. Each delivery of Promotional Materials hereunder shall include [*].

            (b) Purchaser shall have the right to make requests under Section 2.3(a) within [*] of the Effective Date, and Seller shall only be obligated under this Agreement to comply with such requests made within such [*] period.

      2.4 DELIVERY OF TRANSFERRED ASSETS. Seller shall ship [*] Transferred Assets requested by Purchaser hereunder in accordance with Purchaser's [*] instructions [*] to the Purchaser Facility specified in Purchaser's written request. Risk of loss shall [*]. Seller will [*] and [*] the shipment [*].

      2.5 ACCEPTANCE OF TRANSFERRED ASSETS.

            (a) Upon receipt of any Biological/Chemical Materials transferred to Purchaser pursuant to a request under Section 2.1 above, Purchaser shall have [*] to inspect the materials and perform validation protocols to confirm that
(i) [*] and (ii) [*]. If any of the delivered Biological/Chemical Materials [*] fails to satisfy the foregoing requirements, Purchaser may reject such deliverable, in which case Purchaser shall (i) [*] and (ii) [*] and Seller shall [*]. Notwithstanding the foregoing, Purchaser shall [*] without [*], during the [*] period following such notice and with [*].

            (b) Upon receipt of any Scientific/Technical Materials or Promotional Materials transferred to Purchaser pursuant to a request under
Section 2.2 or 2.3 above,

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       4.

Purchaser shall have [*] to inspect the documents and materials to confirm that such delivered materials are [*]. If any of the Scientific Materials or Promotional Materials fail to [*], Purchaser may reject such deliverable, in which case Purchaser shall (i) [*] and (ii) [*] and Seller shall [*], provided that, notwithstanding the foregoing, with respect to Promotional Materials, to the extent Seller [*], further provided that Seller has used [*] efforts to [*]. Notwithstanding the foregoing, Purchaser shall [*] without [*], during the [*] period following such notice and with [*].

      2.6 IMPROPER REJECTION. If any Biological/Chemical Materials, Scientific/Technical Materials, or Promotional Materials which have been rejected by Purchaser pursuant to Section 2.5 are, [*] found to have been delivered by Seller in proper satisfaction of Seller's obligations under this Agreement, Purchaser shall (a) [*], and (b) [*].

      2.7 RETENTION OF MATERIALS.

            (a) Seller shall retain and maintain, under [*], at least [*] archive copy of each of the Biological/Chemical Materials for a period of [*] following the Effective Date. Seller shall provide Purchaser with [*] to such archived Biological/Chemical Materials within [*] of Purchaser's written request made prior to expiration of Seller's obligation to retain such archived copies. For purposes of this Section 2.7(a), "[*] archive copy" shall mean [*] of such material as specified in Exhibit A or Section 1.1 and provided to Purchaser pursuant to Section 2.1.

            (b) Seller shall retain and maintain [*] archive copy of each of the Scientific/Technical Materials and Promotional Materials [*] until the earlier of (i) [*] or (ii) the date [*] following the Effective Date. Seller shall provide Purchaser with [*] to such archived Scientific/Technical Materials and Promotional Materials within [*] of Purchaser's request made prior to expiration of Seller's obligation to retain such archived copies.

      2.8 AEQUOREA VICTORIA GFP SUBLICENSE. Purchaser shall execute, simultaneously with this Agreement, a Non-Exclusive License Agreement with Aurora Biosciences Corporation and Amersham Pharmacia Biotech UK Ltd. (under name change to Amersham Biosciences Ltd.) (the "AV GFP Sublicense"), which shall be substantially in the form of the AV GFP Sublicense Agreement attached as Exhibit F-9 to the Asset Purchase Agreement. Purchaser shall [*], and Seller shall [*]. Seller shall [*] with respect to the AV GFP Sublicense.

3.    ESCROW OBLIGATIONS.

      3.1 INFORMATION TO BE PLACED INTO ESCROW. Within [*] of fulfilling Seller's obligations to transfer copies of the laboratory notebooks to Purchaser as set forth in Section 2.2(b), Seller shall place the originals of such laboratory notebooks into escrow with Iron Mountain Intellectual Property Management, Inc. (formerly known as DSI Technology Escrow Services, Inc.), pursuant to the terms of the Notebook Escrow Agreement between the Parties of even date herewith (the "Notebook Escrow Agreement"). The Parties acknowledge that such notebooks may be necessary for (i) Purchaser to practice, protect or enforce the intellectual property rights it has licensed, acquired or been assigned under the Asset Purchase Agreement or (ii) Seller to practice, protect or enforce the intellectual property rights it retains or may develop following the Effective Date.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       5.

      3.2 RIGHT TO ACCESS INFORMATION. [*] shall have the right to access the original escrowed laboratory notebooks for the purposes detailed in the Notebook Escrow Agreement, including, but not limited to, [*].

      3.3 RETENTION OF ESCROWED NOTEBOOKS. Notwithstanding anything to the contrary in this Agreement, Seller shall retain and maintain, under the terms of the Notebook Escrow Agreement, the escrowed notebooks until [*].

      3.4 REIMBURSEMENT. In the event Seller's annual amounts paid to Iron Mountain Intellectual Property Management, Inc. or any successor thereto under the Notebook Escrow Agreement [*], Purchaser shall reimburse Purchaser in an amount equal to [*].

4.    TRANSITION SERVICES.

      4.1 OVERVIEW. To effectuate the Parties' desire that Purchaser employees and agents learn how to practice the Transfluor Technology and be able to instruct others to do the same, Seller shall provide such Purchaser employees and agents with certain training and support, which collectively will comprise Transition Services as specified in this Article 4.

      4.2 INITIAL TRAINING.

            (a) At Purchaser's request, but no later than within [*] of Purchaser's receipt of the applicable Biological/Chemical Materials, Seller shall begin to provide Purchaser employees and agents with training regarding the preparation and use of the Transfluor Technology pursuant to the Training Plan detailed on Exhibit E, which training shall consist of [*] to help it learn how to practice the Transfluor Technology (collectively, the "Initial Training"), provided that, notwithstanding the foregoing or anything to the contrary in this Agreement, Seller shall [*].

            (b) [*] Initial Training [*] shall be performed by Seller at (i) the Purchaser Facility or Purchaser Facilities specified in Purchaser's request or
(ii) [*]. Seller shall provide, at each Purchaser Facility designated by Purchaser and/or at [*], consistent with the Training Plan or Purchaser's requests, [*] for each of the Training Tasks, and, if and as requested by Purchaser in writing, [*]. Additionally, Seller shall use [*] to provide Purchaser with additional [*] technical support via the telephone or email during [*]. Notwithstanding the foregoing, if certain Training Tasks require [*], then the Initial Training for such Training Tasks shall [*].

            (c) The Initial Training shall be conducted by [*] personnel [*]. Seller shall use [*] to [*] to satisfy its obligations under this Section 4.2.

            (d) Seller's obligation to provide Initial Training to Purchaser shall continue until the earlier of (i) such time that Purchaser achieves Minimal Competence, (ii) the [*] of the Effective Date, provided that Seller has provided all Initial Training properly requested under this Agreement by Purchaser prior to [*], or (iii) such time as Seller has documented to Purchaser's [*] satisfaction that Seller has provided [*] of assistance in the aggregate to Purchaser under this Section 4.2 (the earlier of (i), (ii), or (iii), the "Initial Training Completion Date"). Seller shall [*] written statement to Purchaser within [*] of the last day of each [*] during which Seller provides Initial Training hereunder stating [*]. If the number of [*] of

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       6.

Seller-provided Initial Training described in any such statement are not [*] disputed in writing by Purchaser within [*] of receiving such statement, Seller shall be deemed to have documented to Purchaser's [*] satisfaction, as required by (iii) in the first sentence of this paragraph, the provision of [*] included in such statement and [*] shall be credited towards the [*] described in (iii) in the first sentence of this Section 4.2(d), provided that regardless of whether or not Seller submits such a statement with respect to any particular [*], [*] of Initial Training provided by Seller during such [*] shall, [*] so long as [*] can be documented by Seller to Purchaser's [*] satisfaction. Prior to the Initial Training Completion Date, and subject to the [*] limitation described in Section 4.2(a) above, Seller shall [*], as [*] requested by Purchaser, as promptly as reasonably possible and [*] to Purchaser [*].

            (e) Minimal Competence will be deemed achieved by Purchaser at such time as (i) Purchaser notifies Seller in writing that it has achieved Minimal Competence or (ii) [*], whichever occurs earlier. Upon Seller's request pursuant to this Section 4.2(e), Purchaser shall [*]. Purchaser shall notify Seller in writing within [*] of achieving Minimal Competence.

            (f) Purchaser shall use [*] to cooperate with Seller in Seller's provision of assistance under this Section 4.2 to achieve Minimal Competence, including but not limited to [*].

      4.3 SUBSEQUENT SUPPORT. Beginning on the Initial Training Completion Date, and continuing for [*] thereafter, Seller shall provide additional training and support to Purchaser employees and agents as reasonably requested by Purchaser. [*] such training and support shall be at Purchaser's request and may consist of [*] (collectively, the "Subsequent Support"), provided that, notwithstanding the foregoing or anything to the contrary in this Agreement, Seller shall have no obligation to provide any Subsequent Support (a) [*] or (b) in [*] in the aggregate. Purchaser shall compensate Seller for providing Subsequent Support as set forth in Section 5.3.

      4.4 OBSERVATION RIGHTS OF SUPPORT TO [*]. To facilitate Purchaser's use of the Transfluor Technology, [*], (a) Seller shall [*], (b) Seller shall [*].

      4.5 TRANSITION COORDINATION. Within [*] of the Effective Date, Purchaser and Seller shall each designate one (1) representative from its own organization with appropriate technical expertise to serve as a liaison for the purpose of receiving and accepting the Transferred Assets and for coordinating the provision of Transition Services (such person, the "Liaison"). The Liaison shall also hold primary responsibility for communications with the other Party regarding the Transferred Assets and Transition Services. The Liaisons shall act [*] with respect to the activities related to the Transferred Assets and Transition Services. A Party may replace its Liaison from time to time by written notice to the other Party specifying the prior Liaison to be replaced and the replacement therefor.

      4.6 TRAINING AND SUPPORT EFFORTS. Seller shall use [*] to perform the training set forth in this Article 4 on the dates, times, places and manner as requested by Purchaser, subject to the limitations of this Article 4. Such training shall be performed [*] and shall provide Purchaser with a level of training that is [*]. All Seller employees who provide on-site training or support at a Purchaser Facility shall [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       7.

      4.7 NONSOLICITATION. Prior to the Initial Training Completion Date, [*], provided that the foregoing [*] shall [*].

5.    COMPENSATION.

      5.1 GENERALLY. Except as set forth in this Section 5.1 or in Sections 5.2 or 5.3, [*] expenses, [*] incurred by Seller in the course of fulfilling its obligations under this Agreement shall [*]. Seller shall [*]. Purchaser shall [*], provided that [*].

      5.2 COMPLETION OF TECHNOLOGY TRANSFER. Purchaser shall make the payment set forth in Section 1.4(a)(iii) of the Asset Purchase Agreement within [*] days of the earlier of (i) Purchaser's receipt of written notice from Seller that the Initial Training Completion Date has passed or (ii) Purchaser's sending of written notice to Seller with respect to Purchaser's achievement of Minimal Competence in accordance with Section 4.2(e), provided that if Purchaser [*], then [*].

      5.3 PAYMENT FOR SUBSEQUENT SUPPORT AND EXPENSES. In consideration of Seller's provision of Subsequent Support to Purchaser, Purchaser agrees to compensate Seller at a rate of [*], for such Subsequent Support. Additionally, Purchaser shall [*]. Notwithstanding the foregoing, Seller shall [*]. Purchaser shall [*].

6.    TERMINATION.

      6.1 TERM. The initial term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided herein, shall expire on the later of the [*] of the Initial Training Completion Date or the [*] of the Effective Date.

      6.2 TERMINATION FOR MATERIAL BREACH. Upon a Party's failure to comply with any of its material obligations set forth in this Agreement, the other Party shall give written notice to the breaching Party of such default, specifying the nature of the default, requiring the breaching Party to make good or otherwise cure such default, and stating its intention to terminate if such default is not cured. The breaching Party shall have [*] after its receipt of such notice to cure the default. If such default is not cured or, with respect to breaches or defaults which may not be reasonably cured within such [*] period, reasonable efforts to cure such breach or default are not initiated and being [*] pursued within such [*] period, then the non-breaching Party shall be entitled to terminate this Agreement.

      6.3 SURVIVAL. The following provisions of this Agreement shall survive the termination or expiration of this Agreement: Articles 1 (including but not limited to the limitations on use and disclosure under Section 1.7(b) regarding [*] provided hereunder), 3, 6, and 7. Notwithstanding anything to the contrary, any payment obligations of Purchaser incurred under this Agreement prior to such termination or expiration shall survive such termination or expiration.

7.    MISCELLANEOUS PROVISIONS.

      7.1 RELATIONSHIP OF THE PARTIES. Each Party will be deemed to be an independent contractor and not an agent, joint venturer, or representative of the other Party. Neither Party

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       8.

may create any obligations or representations on behalf of or in the name of the other Party. Neither Party will hold itself out to be a partner, employee, franchisee, representative, servant, or agent of the other Party.

      7.2 NOTICES. Any notice required or permitted under this Agreement must be in writing and will be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such Party below (or to such other address or facsimile telephone number as such Party shall have specified in a written notice given to the other Party):

            Molecular Devices Corporation   Xsira Pharmaceuticals, Inc.
            1311 Orleans Drive              7030 Kit Creek Road
            Sunnyvale, CA 94089             Morrisville, North Carolina 27560
            Attn: Chief Financial Officer   Attn: Chief Financial Officer
            Telephone: [*]                  Telephone: (919) 248-8000
            Fax: [*]                        Fax: (919) 248-8033

      7.3 ASSIGNMENT. Except as otherwise expressly provided in this Agreement, neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other Party; provided, however, that either Party may, without such consent, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its assets, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall [*]. Any purported assignment or transfer in violation of this Section 7.3 shall be void.

      7.4 SEVERABILITY. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      7.5 ENTIRE AGREEMENT. This Agreement, together with the Asset Purchase Agreement and other Transactional Agreements, sets forth the entire understanding of the Parties and supersede all other agreements and understandings between the Parties relating to the subject matter hereof and thereof.

      7.6 HEADINGS. The captions and headings to this Agreement are for convenience only and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

      7.7 WAIVER. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       9.

shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

      7.8 AMENDMENTS. This Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed on behalf of both Parties.

      7.9 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed in all aspects by, the laws of the State of California, without giving effect to principles of conflicts of law.

      7.10 COUNTERPARTS. This Agreement may be executed in two counterparts, each containing the signature of one Party. Each counterpart shall be deemed an original, and both counterparts together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      10.

       IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.

"PURCHASER"                          MOLECULAR DEVICES CORPORATION

                                     By: /s/ Tim Harkness
                                         ---------------------------------
                                     Name: Tim Harkness
                                          --------------------------------
                                     Title: Chief Financial Officer
                                           -------------------------------

"SELLER"                             XSIRA PHARMACEUTICALS, INC.

                                     By: /s/ Roger D. Blevins
                                        ----------------------------------
                                     Name: Roger D. Blevins
                                          --------------------------------
                                     Title: CEO
                                           -------------------------------

                SIGNATURE PAGE FOR TECHNOLOGY TRANSFER AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      11.

                                    EXHIBIT A

                          BIOLOGICAL/CHEMICAL MATERIALS

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      A-1.

                                    EXHIBIT B

                          GPCRS TO BE USED BY PURCHASER
                                       TO
            CREATE TRANSFLUOR-ENABLED CELL LINES UNDER SECTION 1.7(A)

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      B-1.

                                    EXHIBIT C

                      CONTROL COMPOUNDS FOR SECTION 1.7(B)

                                       [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      C-1.

                                    EXHIBIT D

                  LABORATORY NOTEBOOKS TO BE PLACED INTO ESCROW

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      D-1.

                                    EXHIBIT E

                             TRAINING PLAN AND TASKS

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      E-1.

                                    EXHIBIT F

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      F-1.

                                  EXHIBIT F-5

                           NOTEBOOK ESCROW AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      F5-1

                            NOTEBOOK ESCROW AGREEMENT

                       DEPOSIT ACCOUNT NUMBER: [*]________

1.    INTRODUCTION.

This Notebook Escrow Agreement (the "AGREEMENT") is entered into by and between Xsira Pharmaceuticals, Inc., a Delaware corporation located at 7030 Kit Creek Road, Morrisville, North Carolina, 27560 (the "DEPOSITOR") and by Molecular Devices Corporation, a Delaware corporation located at 1311 Orleans Drive, Sunnyvale, California 94089 (the "BENEFICIARY") and by Iron Mountain Intellectual Property Management, Inc. ("IRON MOUNTAIN") on this 9th day of March, 2005 (the "EFFECTIVE DATE"). Depositor, Beneficiary, and Iron Mountain may be referred to individually as a "Party" or collectively as the "Parties" throughout this Agreement.

The use of the term "SERVICES" in this Agreement shall refer to Iron Mountain Services that facilitate the creation, management, and enforcement of intellectual property escrow accounts as described in Exhibit A attached hereto. A Party shall request Services under this Agreement (i) by submitting a work request associated for certain Iron Mountain Escrow Services via the online portal maintained at the Website [*] or any other Websites or Web pages owned or controlled by Iron Mountain that are linked to that Website (collectively the "IRON MOUNTAIN WEBSITE"), or (ii) by submitting a written work request attached hereto as Exhibit A (each, individually, a "WORK REQUEST").

The Parties desire this Agreement to be supplementary to the Asset Purchase Agreement and Transactional Agreements, including the Technology Transfer Agreement, entered into on even date herewith by and between Depositor and Beneficiary. Pursuant to the terms of the Asset Purchase Agreement, certain assets, including intellectual property, of Depositor relating to the Transfluor Technology were sold to Beneficiary.

The Parties agree that capitalized terms used but not defined herein have the meanings given to such terms in the Asset Purchase Agreement and Technology Transfer Agreement.

2.    DEPOSITOR RESPONSIBILITIES.

(a) Depositor shall provide all information designated as required to fulfill a Work Request ("REQUIRED INFORMATION") and may also provide other information ("OPTIONAL INFORMATION") at its discretion to assist Iron Mountain in the fulfillment of requested Services.

(b) Depositor must authorize and designate one or more persons whose action(s) will legally bind the Depositor ("DEPOSITOR AUTHORIZED PERSON(s)" who shall be identified in the Authorized Person(s)/Notices Table of this Agreement) and who may manage the Iron Mountain escrow account through the Iron Mountain Website or via written Work Request. Depositor Authorized Person(s) will maintain the accuracy of their name and contact information provided to Iron Mountain during the Term of this Agreement (the "DEPOSITOR INFORMATION").

(c) Within [*] of the Effective Date, Depositor shall make a deposit to Iron Mountain, pursuant to the terms of the Technology Transfer Agreement, of [*] original laboratory notebooks including those laboratory notebooks listed in Exhibit B of this Agreement (the "DEPOSIT MATERIAL"). Depositor represents that such Deposit Material includes all original laboratory notebooks that relate to the Transfluor Technology or document Transfluor Technology-related patentable inventions. At the time of such deposit, Depositor will provide [*] of all Deposit Material sent to Iron Mountain via the Iron Mountain Website or using the form attached hereto as Exhibit B.

(d) Depositor consents to Iron Mountain's performance of verification Services described in Exhibit A attached hereto and further consents to Iron Mountain's use of a subcontractor (who shall be bound by the same confidentiality obligations as Iron Mountain and who shall not be a direct competitor to either Depositor or Beneficiary) to provide such Services as needed.

(e) Depositor represents that it lawfully possesses all Deposit Material provided to Iron Mountain under this Agreement free and clear of any encumbrances as of the date of their deposit. Any Deposit Material liens or encumbrances made after their deposit will not prohibit, limit, or alter the rights and obligations of Iron Mountain under this Agreement;

(f) Depositor represents that all Deposit Material is provided with all rights necessary for Iron Mountain to verify such proprietary technology and materials upon receipt of a Work Request for such Services; and

(g) Depositor warrants that Iron Mountain's use of the Deposit Material or other materials supplied by Depositor to perform the verification Services described in Exhibit A is lawful and does not violate the rights of any third parties. Depositor agrees to use [*] efforts to provide Iron Mountain with any necessary use rights or permissions to use materials necessary to perform verification of the Deposit Material.

3.    BENEFICIARY RESPONSIBILITIES.

(a) Beneficiary shall provide Required Information and may also provide Optional Information at its discretion to assist Iron Mountain in the fulfillment of requested Services.

(b) Beneficiary must authorize and designate one or more persons whose action(s) will legally bind the Beneficiary ("BENEFICIARY AUTHORIZED PERSON(s)" who shall be identified in the Authorized Person(s)/Notices Table of this Agreement) who shall manage the Iron Mountain escrow account through the Iron Mountain Website or via written Work Request. Beneficiary Authorized Person(s)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       1.

            will maintain the accuracy of their name and contact information provided to Iron Mountain during the Term of this Agreement (the "BENEFICIARY INFORMATION").

      (c) Beneficiary is responsible for verifying the completeness and/or functionality of all Deposit Material. Beneficiary may submit a verification Work Request to Iron Mountain for one of more of the Services defined in Exhibit A attached hereto and further consents to Iron Mountain's use of a subcontractor if needed to provide such Services.

      (d) Beneficiary warrants that Iron Mountain's use of any materials supplied by Beneficiary to perform the verification Services described in Exhibit A is lawful and does not violate the rights of any third parties.

4.    IRON MOUNTAIN RESPONSIBILITIES.

      (a) Iron Mountain agrees to use [*] efforts to provide the Services requested by authorized Depositor and Beneficiary representatives in a Work Request. Iron Mountain may reject a Work Request (in whole or in part) that does not contain all Required Information at any time upon notification to the Party originating the Work Request.

      (b) Iron Mountain will conduct a deposit inspection upon receipt of any Deposit Material and associated Exhibit B to verify that that the Deposit Material matches, [*] to the associated Exhibit B. If Iron Mountain determines that the Deposit Material does not match the description provided by Depositor represented in Exhibit B attached hereto, Iron Mountain will provide Depositor with notice by electronic mail, telephone, or regular mail of such discrepancies. Iron Mountain will work directly with the Depositor to resolve any such discrepancies prior to accepting Deposit Material. Iron Mountain will provide Depositor with notice from time to time during the [*] from the Effective Date as a reminder that submission of initial Deposit Material is required. Iron Mountain may also send notices every [*] thereafter to Depositor and/or Beneficiary related to Deposit Material activity if such Services are requested in a Work Request.

      (c) Iron Mountain will provide notice by electronic mail, telephone, or regular mail to the Beneficiary of all Deposit Material that is accepted and deposited into the escrow account under this Agreement.

      (d) Iron Mountain will work with a Party who submits any verification Work Request for Deposit Material covered under this Agreement to fulfill any verification Services Work Request.

      (e) Iron Mountain will hold and protect all Deposit Material in physical and/or electronic vaults that are either owned or under the direct control of Iron Mountain.

      (f) Iron Mountain will permit the replacement and/or removal of previously submitted Deposit Material upon Work Request that may be subject to the written joint instructions of the Depositor and Beneficiary.

      (g) Iron Mountain will strictly follow the procedures set forth in Exhibit C attached hereto to process any Beneficiary Work Request to release Deposit Material.

      5.    PAYMENT.

      (a) The Paying Party, as specified in Exhibit A, shall pay to Iron Mountain all fees as set forth in the Work Request form attached hereto as Exhibit A ("SERVICE FEES"). The Parties agree that [*] shall be the Paying Party for Service Fees relating to the establishment and maintenance of the escrow deposit account, [*]. Thereafter, [*] shall be the Paying Party for Service Fees relating to the maintenance of the escrow deposit account, including annual fees.

      (b) Except as set forth below, all Service Fees are due to Iron Mountain within [*] from the date of invoice in U.S. currency and are [*]. If Iron Mountain rejects all or part of a Work Request, Iron Mountain shall refund any collected Service Fees associated with such rejected Work Request within [*] of notice of the rejection. Iron Mountain may update Service Fees with a [*] written notice to the Paying Party during the Term of this Agreement. The Paying Party is liable for any taxes related to Services purchased under this Agreement or shall present to Iron Mountain an exemption certificate acceptable to the taxing authorities. Applicable taxes shall be billed as a separate item on the invoice, to the extent possible. Any Service Fees not collected by Iron Mountain when due shall bear interest until paid at a rate of [*] per month [*] or the [*], whichever is less. Delinquent accounts may be referred to a collection agency at the sole discretion of Iron Mountain. Notwithstanding, the non-performance of any obligations of Depositor to deliver Deposit Material under the License Agreement or this Agreement, [*]. All Service Fees will not be subject [*] except as specifically provided hereunder.

      6.    TERM AND TERMINATION.

      (a) The initial "TERM" of this Agreement is for a period of [*] from the Effective Date and will automatically renew for additional [*] Terms and continue in full force and effect until one of the following events occur: (i) Depositor and Beneficiary provide [*]; (ii) Beneficiary provides a [*]; or (iii) Iron Mountain provides a [*].

      (b) In the event this Agreement is terminated under Sections 6(a)(i) or 6(a)(iii) above, Depositor and Beneficiary may provide Iron Mountain [*]; provided that, in the event of any termination under Section 6(a)(iii) above, [*]. If Iron Mountain does not receive [*] regarding the disposition of the Deposit Materials within [*] after the date of the notice of termination under Sections 6(a)(i) or 6(a)(iii), Iron Mountain shall [*]. In the event this Agreement is terminated under Section 6(a)(ii) above, Iron Mountain shall [*]. If after using its [*] efforts to [*] pursuant to a termination under
            Section 6(a)(ii) above, Iron Mountain is [*], Iron Mountain shall [*]; provided that [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       2.

      (c) In the event of the nonpayment of Service Fees owed to Iron Mountain, Iron Mountain shall provide all Parties to this Agreement with notice by electronic mail and/or regular mail. Any Party to this Agreement shall have the right [*] of the date of such notice from Iron Mountain. Notwithstanding the foregoing, if the Party [*], then the Paying Party shall have [*], to [*]. If the Paying Party [*], then the [*], provided that such [*]. Upon receipt of the [*]. If the Party [*]. If the past due payment is not received in full by Iron Mountain within [*] of the date of such notice, then Iron Mountain shall have the right to terminate this Agreement at any time thereafter by sending notice by electronic mail and/or regular mail of termination to all Parties. Iron Mountain shall have no obligation to take any action under this Agreement so long as any Iron Mountain invoice issued for Services rendered under this Agreement remains uncollected.

      7.    GENERAL INDEMNITY.

      Depositor and Beneficiary each agree to defend, indemnify and hold harmless Iron Mountain, its corporate affiliates and their respective officers, directors, employees, and agents and their respective successors and assigns from and against any and all claims, losses, liabilities, damages, and expenses (including, without limitation, reasonable attorneys' fees), arising under this Agreement from the negligent or intentional acts or omissions of Depositor or Beneficiary (whichever is the indemnifying Party) or its subcontractors, or the officers, directors, employees, agents, successors and assigns of any of them. Additionally, Iron Mountain agrees to defend, indemnify and hold harmless Depositor and Beneficiary, their respective corporate affiliates and their respective officers, directors, employees, and agents and their respective successors and assigns from and against any and all claims, losses, liabilities, damages, and expenses (including, without limitation, reasonable attorneys' fees), arising under this Agreement from the negligent or intentional acts or omissions of Iron Mountain or its subcontractors, or the officers, directors, employees, agents, successors and assigns of any of them.

      8.    WARRANTIES.

      (a) Iron Mountain. ANY AND ALL SERVICES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER. EXCEPT AS SPECIFIED IN THIS SECTION, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, AGAINST INFRINGEMENT OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW. AN AGGRIEVED PARTY MUST NOTIFY IRON MOUNTAIN PROMPTLY OF ANY CLAIMED BREACH OF ANY WARRANTIES AND SUCH PARTY'S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY SHALL BE [*]. THIS DISCLAIMER AND EXCLUSION SHALL APPLY EVEN IF THE EXPRESS WARRANTY AND LIMITED REMEDY SET FORTH ABOVE FAILS OF ITS ESSENTIAL PURPOSE. THE WARRANTY PROVIDED IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN SECTION 11 HEREIN.

      (b) Depositor. Depositor warrants that all Depositor Information provided hereunder is accurate and reliable and undertakes to promptly correct and update such Depositor Information during the Term of this Agreement.

      (c) Beneficiary. Beneficiary warrants that all Beneficiary Information provided hereunder is accurate and reliable and undertakes to promptly correct and update such Beneficiary Information during the Term of this Agreement.

9.    INSURANCE.

      Iron Mountain shall, at its sole cost and expense, throughout the term of this Agreement, procure and maintain in full force and effect, the following insurance coverage, with an insurance carrier that is rated B+ or better by A.M. Best.

      [*]
      All certificates of insurance shall name the Parties as additional beneficiaries with respect to General Liability coverage. All certificates of insurance shall require that the Parties be provided with advance written notice of cancellation of the stated coverage, and Iron Mountain shall request that its insurer use its best efforts to provide at least [*] advance written notification of such cancellation.

10.   CONFIDENTIAL INFORMATION.

      Iron Mountain shall have the obligation to reasonably protect the confidentiality of the Deposit Material. Except as provided in this Agreement Iron Mountain shall not disclose, transfer, make available or use the Deposit Material. Iron Mountain shall not disclose the terms of this Agreement to any third Party. If Iron Mountain receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Material, Iron Mountain will immediately notify the Parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Beneficiary to challenge any such order; provided, however, that Iron Mountain does not waive its rights to present its position with respect to any such order. Iron Mountain will not be required to disobey any order from a court or other judicial tribunal, including, but not limited to, notices delivered pursuant to Section 13(g) below.

11.   LIMITATION OF LIABILITY.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       3.

      NOTWITHSTANDING ANYTHING ELSE HEREIN, ALL LIABILITY, IF ANY, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, OF DEPOSITOR AND/OR BENEFICIARY TO IRON MOUNTAIN, AND OF IRON MOUNTAIN TO DEPOSITOR AND/OR BENEFICIARY, SHALL BE LIMITED TO THE AMOUNT EQUAL TO THE GREATER OF [*] OR [*] OF FEES PAID OR OWED TO IRON MOUNTAIN UNDER THIS AGREEMENT. IF CLAIM OR LOSS IS MADE IN RELATION TO A SPECIFIC DEPOSIT OR DEPOSITS, SUCH LIABILITY SHALL BE LIMITED TO THE FEES RELATED SPECIFICALLY TO SUCH DEPOSITS. THIS LIMIT SHALL NOT APPLY TO ANY PARTY FOR: (I) ANY CLAIMS OF INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT; (II) LIABILITY FOR DEATH OR BODILY INJURY; (III) DAMAGE TO TANGIBLE PROPERTY (EXCLUDING THE DEPOSIT ITEMS); (IV) THEFT; OR (V) PROVEN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

12.   CONSEQUENTIAL DAMAGES WAIVER.

      IN NO EVENT SHALL DEPOSITOR AND/OR BENEFICIARY BE LIABLE TO IRON MOUNTAIN, NOR SHALL IRON MOUNTAIN BE LIABLE TO ANOTHER PARTY, FOR ANY INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST DATA OR INFORMATION, ANY COSTS OR EXPENSES FOR THE PROCUREMENT OF SUBSTITUTE SERVICES, OR ANY OTHER INDIRECT DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE EVEN IF THE POSSIBILITY THEREOF MAY BE KNOWN IN ADVANCE TO ONE OR MORE PARTIES.

13.   GENERAL.

      (a) Incorporation of Work Requests. All Depositor and/or Beneficiary Work Requests are incorporated into this Agreement.

      (b) Purchase Orders. The terms and conditions of this Agreement prevail regardless of any conflicting or additional terms on any Purchase Order or other correspondence. Any contingencies or additional terms contained on any Purchase Order are not binding upon Iron Mountain. All Purchase Orders are subject to approval and acceptance by Iron Mountain.

      (c) Right to Make Copies. Iron Mountain shall have the right to make copies of all Deposit Material as reasonably necessary to perform this Agreement. Iron Mountain shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on Deposit Material onto any copies made by Iron Mountain. Any copying expenses incurred by Iron Mountain as a result of a Work Request to copy will be borne by the Party requesting the copies. Iron Mountain may request Depositor's reasonable cooperation in promptly copying Deposit Material in order for Iron Mountain to perform this Agreement.

      (d) Choice of Law. The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the State of California, United States of America, as if performed wholly within the state and without giving effect to the principles of conflicts of laws.

      (e) Right to Rely on Instructions. Iron Mountain may act in reliance upon any instruction, instrument, or signature reasonably believed by Iron Mountain to be genuine. Iron Mountain may assume that any employee of a Party to this Agreement who gives any written notice, request, or instruction has the authority to do so. Iron Mountain will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. Iron Mountain shall not be responsible for failure to act as a result of causes beyond the reasonable control of Iron Mountain.

      (f) Force Majeure. Except for the obligation to pay monies due and owing, no Party shall be liable for any delay or failure in performance due to events outside the defaulting Party's reasonable control, including without limitation acts of God, earthquake, labor disputes, shortages of supplies, riots, war, acts of terrorism, fire, epidemics, or delays of common carriers or other circumstances beyond its reasonable control. The obligations and rights of the excused Party shall be extended on a day-to-day basis for the time period equal to the period of the excusable delay.

      (g) Notices. All notices regarding Exhibit C shall be sent by commercial express mail. All other correspondence, including invoices, payments, and other documents and communications, shall be sent by
            (i) electronic mail; (ii) via regular mail to the Parties at the addresses specified in the Authorized Persons/Notices Table which shall include the title(s) of the individual(s) authorized to receive notices; or (iii) via the online portal maintained at the Iron Mountain Website. It shall be the responsibility of the Parties to notify each other as provided in this Section in the event of a change of physical or e-mail addresses. The Parties shall have the right to rely on the last known address of the other Parties. Any correctly addressed notice or last known address of the other Parties that is relied on herein that is refused, unclaimed, or undeliverable because of an act or omission of the Party to be notified as provided herein shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by electronic mail, the postal authorities by mail, through messenger or commercial express delivery services.

      (h) No Waiver. No waiver of rights under this Agreement by any Party shall constitute a subsequent waiver of this or any other right under this Agreement.

      (i) Assignment. No assignment of this Agreement by Depositor and/or Beneficiary or any rights or obligations of Depositor and/or Beneficiary under this Agreement is permitted without the written consent of Iron Mountain, which shall not be unreasonably withheld or delayed.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       4.

      (j) Severability. In the event any of the terms of this Agreement become or are declared to be illegal or otherwise unenforceable by any court of competent jurisdiction, such term(s) shall be null and void and shall be deemed deleted from this Agreement. All remaining terms of this Agreement shall remain in full force and effect. Notwithstanding the foregoing, if this paragraph becomes applicable and, as a result, the value of this Agreement is materially impaired for either Party, as determined by such Party in its sole discretion, then the affected Party may terminate this Agreement by notice to the others.

      (k) Independent Contractor Relationship. Depositor and Beneficiary understand, acknowledge, and agree that Iron Mountain's relationship with Depositor and Beneficiary will be that of an independent contractor and that nothing in this Agreement is intended to or should be construed to create a partnership, joint venture, or employment relationship.

      (l) Attorneys' Fees. In any suit or proceeding between the Parties relating to this Agreement, the prevailing Party will have the right to recover from the other(s) it's costs and reasonable fees and expenses of attorneys, accountants, and other professionals incurred in connection with the suit or proceeding, including costs, fees and expenses upon appeal, separately from and in addition to any other amount included in such judgment. This provision is intended to be severable from the other provisions of this Agreement, and shall survive and not be merged into any such judgment.

      (m) No Agency. No Party has the right or authority to, and shall not, assume or create any obligation of any nature whatsoever on behalf of the other Parties or bind the other Parties in any respect whatsoever.

      (n) Disputes. Any dispute, difference or question relating to or arising among Iron Mountain and Depositor and/or Beneficiary concerning the construction, meaning, effect or implementation of this Agreement will be submitted to, and settled by arbitration by a single arbitrator chosen in accordance with the Commercial Rules of the American Arbitration Association. The arbitrator shall apply California law. Unless otherwise agreed by the Parties, arbitration will take place in Denver, Colorado, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator. Service of a petition to confirm the arbitration award may be made by regular mail or by commercial express mail, to the attorney for the Party or, if unrepresented, to the Party at the last known business address. If however, Depositor and/or Beneficiary refuse to submit to arbitration, the matter shall not be submitted to arbitration and Iron Mountain may submit the matter to any court of competent jurisdiction for an interpleader or similar action. Unless adjudged otherwise, any costs of arbitration incurred by Iron Mountain, including reasonable attorney's fees and costs, shall be divided equally and paid by Depositor and Beneficiary. Notwithstanding the foregoing, any dispute, difference or question relating to or arising between Depositor and Beneficiary, and excluding Iron Mountain, shall be subject to Section 7.8 of the Asset Purchase Agreement (Governing Law; Dispute Resolution).

      (o) Regulations. All Parties are responsible for and warrant - to the extent of their individual actions or omissions - compliance with all applicable laws, rules and regulations, including but not limited to: customs laws; import; export and re-export laws; and government regulations of any country from or to which the Deposit Material may be delivered in accordance with the provisions of this Agreement.

      (p) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      (q) Survival. Sections 6 (Term and Termination), 7 (General Indemnity), 8 (Warranties), 10 (Confidential Information), 11 (Limitation of Liability), 12 (Consequential Damages Waiver), and 13 (General) of this Agreement shall survive termination of this Agreement or any Exhibit attached hereto.

              NOTE: SIGNATURE BLOCKS AND AUTHORIZED PERSONS/NOTICES
                         TABLE FOLLOW ON THE NEXT PAGE

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       5.

      The Parties agree that this Agreement is the complete agreement between the Parties hereto concerning the subject matter of this Agreement and replaces any prior or contemporaneous oral or written communications between the Parties. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, with respect to such subject matter, which are not specified herein. Each of the Parties herein represents and warrants that the execution, delivery, and performance of this Agreement has been duly authorized and signed by a person who meets statutory or other binding approval to sign on behalf of its business organization as named in this Agreement. This Agreement may only be modified by mutual written agreement of the Parties.

DEPOSITOR: XSIRA PHARMACEUTICALS, INC.      BENEFICIARY: MOLECULAR DEVICES
                                            CORPORATION

SIGNATURE:    /S/ ROGER D. BLEVINS          SIGNATURE:     /S/ TIM HARKNESS
              --------------------                         ----------------
PRINT NAME:   ROGER D. BLEVINS              PRINT NAME:    TIM HARKNESS
TITLE:        CEO                           TITLE:         CFO
DATE:         3/9/05                        DATE:          3/9/05
EMAIL ADDRESS [*]                           EMAIL ADDRESS: [*]


      IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

      SIGNATURE:     /S/ PAULA SMITH
                     ---------------
      PRINT NAME:    PAULA SMITH
      TITLE:         MANAGER, CLIENT SERVICES
      DATE:          3/9/05
      EMAIL ADDRESS: [*]

      AUTHORIZED PERSONS/NOTICES TABLE

      Please provide the name and contact information of the Authorized Persons under this Agreement. All Notices will be sent to these individuals at the addresses set forth below.

      DEPOSITOR: XSIRA PHARMACEUTICALS, INC.

      [*]

      BENEFICIARY: MOLECULAR DEVICES CORPORATION

      [*]

      IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

      [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       6.

                                    EXHIBIT A
                           ESCROW SERVICE WORK REQUEST
[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      A-7.

                                    EXHIBIT B
                          DEPOSIT MATERIAL DESCRIPTION

                         For Deposit Account Number: [*]
[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      B-1.

                                    EXHIBIT C
                          RELEASE OF DEPOSIT MATERIALS

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      C-1.

                                   EXHIBIT F-6

                                ESCROW AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      F6-1

                                ESCROW AGREEMENT

      This ESCROW AGREEMENT ("Agreement") is made and entered into as of March 9, 2005 (the "Effective Date"), by and among: MOLECULAR DEVICES CORPORATION, a Delaware corporation with a place of business at 1311 Orleans Drive, Sunnyvale, California 94089 ("Purchaser"); XSIRA PHARMACEUTICALS, INC., a Delaware corporation with a place of business at 7030 Kit Creek Road, Morrisville, North Carolina 27560 ("Seller", formerly known as Norak Biosciences, Inc.); and ZIONS FIRST NATIONAL BANK (the "Escrow Agent"). Purchaser and Seller may be referred to herein individually as a "Party" or, collectively, as the "Parties."

      The Asset Purchase Agreement between Purchaser and Seller of even date hereof (the "Asset Purchase Agreement") requires the establishment of this Escrow Agreement to secure rights to indemnification, compensation and reimbursement of Purchaser and the other Indemnitees under Section 4 of the Asset Purchase Agreement. The Escrow Agent is not a party to the Asset Purchase Agreement and has no duty to review the Asset Purchase Agreement or to interpret in any manner the terms of the Asset Purchase Agreement.

      The Parties and the Escrow Agent, intending to be legally bound, hereby agree as follows:

1. ESTABLISHMENT OF ESCROW

      (a) On or about the Effective Date, Purchaser is depositing with Escrow Agent an amount equal to $1,100,000 in immediately available funds (as increased by any earnings thereon pursuant to Sections 2 and 7 and as reduced by any disbursements, amounts withdrawn under Section 7, or losses on investments, the "Escrow Amount"). Escrow Agent acknowledges receipt thereof and agrees to hold the Escrow Amount in an escrow account (the "Escrow Account").

      (b) Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Amount pursuant to the terms and conditions of this Agreement.

2. INVESTMENT OF FUNDS

      Unless otherwise instructed in a writing signed by Purchaser and Seller, Escrow Amount moneys shall be invested in the [*]. The Parties acknowledge that, pursuant to national banking regulations, they are entitled to receive separate notification of every security transaction and hereby [*] to be provided by the Escrow Agent.

3. CLAIMS

      (a) From time to time on or before the [*] of the Effective Date, Purchaser may deliver a notice signed by an officer of the Purchaser (each, a "Notice") to Seller and Escrow Agent specifying [*] the dollar amount of Damages (as such term is defined in the Asset Purchase Agreement) related to each claim (a "Claim") it may have under Article 4 of the Asset Purchase Agreement, the basis for each Claim and the nature of the misrepresentation, breach of warranty or covenant, or other indemnity obligation, as applicable, to which the Claim relates. Purchaser may make [*] Claim with respect to any underlying state of facts. If Seller gives notice signed by

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

an officer of Seller to Purchaser and Escrow Agent disputing any Claim (a "Counter Notice") within [*] following receipt by Escrow Agent of the Notice regarding such Claim, such Claim shall be resolved as provided in Section 3(b). If no Counter Notice is received by Escrow Agent within such [*], then the dollar amount of Damages claimed by Purchaser as set forth in its Notice shall be deemed established for purposes of this Escrow Agreement and the Asset Purchase Agreement and, at the end of such [*], Escrow Agent shall pay to Purchaser the dollar amount claimed in the Notice from (and only to the extent available in) the Escrow Amount.

      (b) If the Seller delivers a Counter Notice indicating that there is a contested Claim, the Seller and Purchaser shall attempt in good faith to resolve the dispute related to the contested Claim for [*] after the delivery of the Counter Notice ("Initial Resolution Period"). If the Purchaser and the Seller resolve such dispute within the Initial Resolution Period, such resolution shall be binding on the Seller and Purchaser and a settlement agreement shall be signed by the Purchaser and the Seller and sent to the Escrow Agent, which shall, upon receipt thereof, if applicable, release the amount specified in the settlement agreement from the Escrow Account. Unless and until the Escrow Agent shall receive written notice that any such dispute has been resolved by the Purchaser and the Seller, the Escrow Agent may assume without inquiry that such dispute has not been resolved.

      (c) If the Seller and the Purchaser are unable to resolve the dispute relating to any contested Claim and enter into a settlement agreement within the Initial Resolution Period, then the claim described in the original Claim shall be settled by binding arbitration in Denver, Colorado in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association (the "AAA Rules"). Arbitration will be conducted by one arbitrator, mutually selected by Purchaser and Seller. If Purchaser and the Seller fail to mutually select an arbitrator within [*] following the expiration of the Initial Resolution Period, then arbitration will be conducted by [*] arbitrators: [*]. If Purchaser or the Seller fails to select an arbitrator within [*] following the expiration of the Initial Resolution Period, then the other Party shall be entitled to select the [*] arbitrator. The Parties agree to use all [*] efforts to cause the arbitration hearing to be conducted within [*] after the appointment of the mutually-selected arbitrator or the last of the [*] arbitrators, as the case may be, and to use all reasonable efforts to cause the decision of the arbitrator(s) to be furnished within [*] after the appointment of the mutually-selected arbitrator or the last of the [*] arbitrators, as the case may be. The Parties further agree that discovery shall be completed at least [*] prior to the date of the arbitration hearing. The decision of the arbitrator(s) shall relate solely: (i) to whether the Purchaser is entitled to recover the contested amount (or a portion thereof), and the portion of such amount the Purchaser is entitled to recover; and (ii) to the determination of the non-prevailing Party as provided below. The final decision of the arbitrator(s) shall be furnished to the Seller, the Purchaser and the Escrow Agent in writing and shall be supported by written findings of fact and conclusions which shall set forth whether the Purchaser is entitled to recover the contested amount (or a portion thereof), the portion of such amount the Purchaser is entitled to recover and the determination of the non-prevailing Party, and such written decision shall constitute a conclusive determination of the issue(s) in question, binding upon the Seller, Purchaser and the Escrow Agent and shall not be contested by any of them. The non-prevailing Party in any arbitration shall pay the reasonable expenses (including attorneys' fees) of the prevailing Party, any additional reasonable fees and expenses (including reasonable attorneys' fees) of the Escrow Agent, and the fees and expenses associated with the arbitration (including the arbitrators' fees and expenses). The Escrow Agent

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall release the amount (if any) specified in the arbitrator(s)' final decision upon its receipt of such decision.

4. TERMINATION OF ESCROW

      Within [*] after the [*] of the Effective Date, Escrow Agent shall pay and distribute the then remaining Escrow Amount to Seller, unless any Claims are then pending, in which case an amount equal to the aggregate dollar amount of such pending Claims (as shown in the Notices of such Claims) shall be retained by Escrow Agent in the Escrow Amount (and the balance paid to Seller. In the case of such pending Claims, this Agreement shall continue in full force and effect until the claim has been resolved and the Escrow Amount released in accordance with this Agreement, or until Escrow Agent receives joint written instructions of Purchaser and Seller.

5. DUTIES OF ESCROW AGENT

      (a) Escrow Agent shall not be under any duty to give the Escrow Amount held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

      (b) Escrow Agent shall not be liable, except for its own negligence or willful misconduct and, except with respect to claims based upon such negligence or willful misconduct that are successfully asserted against Escrow Agent, the other Party hereto shall jointly and severally indemnify and hold harmless Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement. Without limiting the foregoing, Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Amount, or any loss of interest incident to any such delays.

      (c) Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the undersigned representative of any Party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that Party unless written notice to the contrary is delivered to Escrow Agent.

      (d) Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      (e) Escrow Agent does not have any interest in the Escrow Amount deposited hereunder but is serving as escrow holder only and having only possession thereof. Any payments of income from this Escrow Amount shall be subject to withholding regulations then in force with respect to United States taxes. The Parties hereto will provide Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification, or non-resident alien certifications. This Section 5(e) and Section 5(b) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

      (f) Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

      (g) Escrow Agent shall not be called upon to advise any Party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

      (h) Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Amount to any successor Escrow Agent jointly designated by the other Parties hereto in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is [*] after the date of delivery of its written notice of resignation to the other Parties hereto. If at that time Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to retain and safeguard the Escrow Amount until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other Parties hereto or a final non-appealable order of a court of competent jurisdiction.

      (i) In the event of any disagreement between the other Parties hereto resulting in adverse claims or demands being made in connection with the Escrow Amount or in the event that Escrow Agent is in doubt as to what action it should take hereunder, Escrow Agent shall be entitled to retain the Escrow Amount until Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Amount (ii) a written agreement executed by the other Parties hereto directing delivery of the Escrow Amount, in which event Escrow Agent shall disburse the Escrow Amount in accordance with such order or agreement or (iii) a written arbitrator's decision in accordance with Section 3(c). Any court order shall be accompanied by a legal opinion by counsel for the presenting Party satisfactory to Escrow Agent to the effect that the order is final and non-appealable. Escrow Agent shall act on such court order and legal opinion without further question.

      (j) Seller shall pay Escrow Agent compensation (as payment in full) for the services to be rendered by Escrow Agent hereunder in the amount of [*] at the time of execution of this Agreement and agree to reimburse Escrow Agent for [*] reasonable expenses, disbursements and advances incurred or made by Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel). Any fees or expenses of Escrow Agent or its counsel that are not paid as provided for herein may be taken from any property, including the Escrow Amount, held by Escrow Agent hereunder.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      (k) No printed or other matter in any language (including, without limitation, prospectuses, notices, reports and promotional material) that mentions Escrow Agent's name or the rights, powers, or duties of Escrow Agent shall be issued by the other Parties hereto or on such Parties' behalf unless Escrow Agent shall first have given its specific written consent thereto or such disclosure is required by law.

      (l) The other Parties hereto authorize Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it reasonably deems appropriate, including, without limitation, the Depositary Trust Company and the Federal Reserve Book Entry System.

6. LIMITED RESPONSIBILITY

      This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other Parties hereto except this Agreement.

7. OWNERSHIP FOR TAX PURPOSES

      For purposes of federal and other taxes based on income, Seller will be treated as the owner of the Escrow Amount, and Seller will report all income, if any, that is earned on, or derived from, the Escrow Amount as its income in the taxable year or years in which such income is properly includible and pay any taxes attributable thereto. Notwithstanding any other provision in this Agreement, within [*] after the end of each [*] (or as soon as reasonably practicable thereafter after taking into account the maturity dates of any applicable investments) while any Escrow Amount is held by Escrow Agent, the Escrow Agent shall make a [*] distribution to Seller equal to [*] of the investment income attributable to the preceding [*] (or portion thereof). All remaining investment income shall become part of the Escrow Amount.

8. NOTICES

      All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt) provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a Party may designate by notice to the other Parties):

            if to Seller:

                     Xsira Pharmaceuticals, Inc.
                     7030 Kit Creek Road
                     Morrisville, NC 27560
                     Attention: Chief Executive Officer
                     Telephone: (919) 248-8000
                     Facsimile: (919) 248-8333

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            with a copy to:
            --------------

                     Kenneth E. Eheman, Jr.
                     Wyrick Robbins Yates & Ponton LLP
                     4101 Lake Boone Trail, Suite 300
                     Raleigh, NC 27607
                     Telephone:  (919) 781-4000
                     Facsimile:  (919) 781-4865

            if to Purchaser:

                     Molecular Devices Corporation
                     1311 Orleans Avenue
                     Sunnyvale, CA  94089-1136
                     Attention:  Chief Financial Officer
                     Telephone: [*]
                     Facsimile: [*]

            with a copy to:
            --------------

                     Cooley Godward LLP
                     Five Palo Alto Square
                     3000 El Camino Real
                     Palo Alto, CA 94306
                     Attention:  Marya A. Postner, Esq.
                     Telephone:  (650) 843-5000
                     Facsimile:  (650) 849-7400

            if to Escrow Agent:

                     Zions First National Bank
                     550 South Hope Street
                     Suite 2650
                     Los Angeles, CA  90071
                     Attention:       Corporate Trust Department [*]
                     Telephone: (213) 593-3150
                     Facsimile: (213) 593-3160

      Notwithstanding the foregoing, notices addressed to the Escrow Agent shall be effective only upon receipt. If any Notice, Counter Notice or other document of any kind is required to be delivered to the Escrow Agent and any other Party, the Escrow Agent may assume without inquiry that such other Party received such document on the date on which the Escrow Agent received it.

9. ATTORNEYS' FEES

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      In any action at law or suit in equity to enforce or interpret this Agreement or the rights of any of the Parties hereunder, the prevailing Party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

10. TRANSFERABILITY

      The interests and obligations of the Seller and Purchaser in the Escrow Amount shall not be assignable or transferable without the prior express written consent of the other Party, provided, however, that either Party may, without such consent, assign this Agreement and its rights and obligations hereunder to its successor in interest in connection with the transfer or sale of all or substantially all of its assets or its merger, consolidation, change in control or similar transaction, [*]. Notwithstanding the foregoing, Purchaser may assign this Agreement to its Affiliate or to a purchaser of all or substantially all of its assets relating to the Transflour Technology. The Agreement shall be binding on the permitted assignees of each Party. No such permitted assignment or transfer of any of such interests or obligations shall be recognized or given effect until the other Party and the Escrow Agent have received written notice of such assignment or transfer.

11. COUNTERPARTS

      This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same.

12. SECTION HEADINGS

      The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

13. WAIVER

      The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14. SEVERABILITY

      Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

15. EXCLUSIVE AGREEMENT AND MODIFICATION

      This Agreement supersedes all prior agreements among the Parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the Purchaser, the Seller and the Escrow Agent.

16. GOVERNING LAW

      This Agreement shall be governed by the laws of the State of California, without regard to conflicts of law principles.

                                        [Signature page follows.]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

"PURCHASER"                                 "SELLER"
MOLECULAR DEVICES CORPORATION               XSIRA PHARMACEUTICALS, INC.

By: /s/ Tim Harkness                        By: /s/ Roger D. Blevins
    ----------------                            --------------------

Name: Tim Harkness                          Name: Roger D. Blevins

Title: Chief Financial Officer              Title: CEO

"ESCROW AGENT"
ZIONS FIRST NATIONAL BANK

By: /s/ Scott C. Emmons
    -------------------

Name: Scott C. Emmons

Title: Vice President

                       SIGNATURE PAGE FOR ESCROW AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT F-7

                           PATENT ASSIGNMENT AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      F7-1

                           PATENT ASSIGNMENT AGREEMENT

      This PATENT ASSIGNMENT AGREEMENT (the "AGREEMENT") is made and effective as of March 9, 2005, by and between Xsira Pharmaceuticals, Inc. (formerly Norak Biosciences, Inc.), a Delaware corporation having an address at 7030 Kit Creek Road, Morrisville, North Carolina 27560 ("SELLER"), and Molecular Devices Corporation, a Delaware corporation, having its principal place of business at 1311 Orleans Drive, Sunnyvale, California 94089 ("PURCHASER").

      WHEREAS, Seller is an owner of the patents and patent applications listed on SCHEDULE 1 (collectively, the "PATENTS") and inventions set forth therein (the "INVENTIONS"); and

      WHEREAS, Seller desires to sell, and Purchaser desires to acquire, all of Seller's right, title and interest in and to the Patents and Inventions pursuant to that certain Asset Purchase Agreement by and among Seller and Purchaser dated as of the date hereof (the "ASSET PURCHASE AGREEMENT");

      NOW, THEREFORE, for good and sufficient consideration, the receipt of which is hereby acknowledged, Seller does hereby sell, assign, and transfer, to the Purchaser, its successors, legal representatives, and assigns, the Seller's entire right, title, and interest in:

            (a)   the Inventions;

            (b)   the Patents;

            (c) the right to file applications for patent of the United States or other countries on the Inventions, including all rights under the Hague Convention, the Paris Convention for the Protection of Industrial Property, and under the Patent Cooperation Treaty;

            (d) any provisional or other right to recover damages, including royalties, for prior infringement of any Patent; and

            (e) any patents of the United States or other countries that may be granted for or on any patent application included in the Patents or identified in clause (c) above, including continuation, divisional, continuation-in-part, reissues, re-examinations and extensions of any such application or patent.

      The above-granted rights, titles, and interests are to be held and enjoyed by the Purchaser, for its own use and behalf and the use and behalf of its successors, legal representatives, and assigns, as fully and entirely as the same would have been held and enjoyed by the Seller had this sale and assignment not been made.

      The Seller hereby covenants and agrees to and with the Purchaser and its successors, legal representatives, and assigns, that the Seller will sign all papers and documents, take all lawful oaths, and do all acts necessary or required to be done in connection with (i) the transfer and assignment of the Patents to Purchaser, including the execution of documents necessary to record the assignment with the appropriate government agencies, at Seller's expense, and (ii) any and all proceedings for

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       1.

the procurement, maintenance, enforcement and defense of the Patents, including interference proceedings, at the sole cost and expense of the Purchaser and its successors, legal representatives, and assigns.

      In the event of any conflict between this Agreement and the Asset Purchase Agreement, the Asset Purchase Agreement shall control. Nothing in this Agreement shall be deemed to amend or modify in any way any of the terms and conditions of the Asset Purchase Agreement or any rights or obligations of the parties thereto.

      The Seller hereby requests the Commissioner of Patents to issue said patents of the United States to the Purchaser for the sole use and behalf of the Purchaser, its successors, legal representatives, and assigns.

      IN WITNESS WHEREOF, the undersigned has caused this Patent Assignment Agreement to be executed and delivered as of the date first above written.

PURCHASER:                              MOLECULAR DEVICES CORPORATION

                                        By: /s/ Tim Harkness
                                            --------------------------

                                        Print Name: Tim Harkness

                                        Title: Chief Financial Officer

SELLER:                                 XSIRA PHARMACEUTICALS, INC.

                                        By: /s/ Roger D. Blevins
                                            --------------------------

                                        Print Name: Roger D. Blevins

                                        Title: CEO

                 SIGNATURE PAGE FOR PATENT ASSIGNMENT AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       2.

                                   SCHEDULE 1

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      SL-1.

                                   EXHIBIT F-8

                         TRADEMARK ASSIGNMENT AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      F8-1

                         TRADEMARK ASSIGNMENT AGREEMENT

      This TRADEMARK ASSIGNMENT AGREEMENT (the "AGREEMENT") is made and effective as of March 9, 2005, by and between Xsira Pharmaceuticals, Inc. (formerly Norak Biosciences, Inc.), a Delaware corporation having an address at 7030 Kit Creek Road, Morrisville, North Carolina 27560 ("SELLER"), and Molecular Devices Corporation, a Delaware corporation, having its principal place of business at 1311 Orleans Drive, Sunnyvale, California 94089 ("PURCHASER").

      WHEREAS, Seller has adopted, owns, uses or intends to use the registered and unregistered trademarks set forth in Attachment 1 of this Agreement (collectively, the "MARKS");

      WHEREAS, Seller has obtained registrations for or has applied to register certain of the Marks as set forth in Attachment 1 of this Agreement (the "APPLICATIONS AND REGISTRATIONS");

      WHEREAS, Purchaser desires to acquire all of Seller's right, title and interest in and to the Marks and the Applications and Registrations and the portion of Seller's business to which the Marks pertain pursuant to the Asset Purchase Agreement by and between Seller and Purchaser dated as of the date hereof (the "ASSET PURCHASE AGREEMENT").

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged:

      1. Seller hereby sells, assigns and transfers to Purchaser, its successors and assigns, as the successor to Seller's business to which the Marks pertain, all its right, title and interest in and to the Marks and Applications and Registrations, including all common law rights, in the United States of America and all other countries and jurisdictions of the world, together with the goodwill of the business symbolized by the Marks and Applications.

      2. Seller hereby assigns to Purchaser all causes of action, claims and rights to damages or profits, due or accrued, arising out of past infringement of the Marks, or injury to the goodwill associated with the Marks, as well as the rights to sue for and recover the Marks in Purchaser's own name.

      3. Seller covenants that it will cooperate in any actions (i) necessary or useful for Purchaser to effectuate the transfer and assignment of the Marks to Purchaser, including the execution of documents necessary to record the assignment with the appropriate government agencies, at Seller's expense; (ii) necessary or useful for Purchaser to prosecute, renew or register its rights, title and interests in and to the Marks and Applications, including United States and foreign registrations, at Purchaser's expense, and (iii) brought to enforce the rights accompanying this Assignment against third parties, at Purchaser's expense.

      4. In the event of any conflict between this Agreement and the Asset Purchase Agreement, the Asset Purchase Agreement shall control. Nothing in this Agreement shall be deemed to amend or modify in any way any of the terms and conditions of the Asset Purchase Agreement or any rights or obligations of the parties thereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       1.

      IN WITNESS WHEREOF, Seller and Purchaser have each caused this Trademark Assignment Agreement to be duly executed and delivered as of the date first written above.

PURCHASER:                                       MOLECULAR DEVICES CORPORATION

                                                 By: /s/ Tim Harkness
                                                     ---------------------------

                                                 Print Name: Tim Harkness

                                                 Title: Chief Financial Officer

SELLER:                                          XSIRA PHARMACEUTICALS, INC.

                                                 By: /s/ Roger D. Blevins
                                                     ---------------------------

                                                 Print Name: Roger D. Blevins

                                                 Title: CEO

                SIGNATURE PAGE FOR TRADEMARK ASSIGNMENT AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       2.

                                  ATTACHMENT 1

                                      [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       3.

                                   EXHIBIT F-9

                           AV GFP SUBLICENSE AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      F9-1

                                  CONFIDENTIAL

                         NON-EXCLUSIVE LICENSE AGREEMENT

This Non-Exclusive License Agreement (the "Agreement") is made as of 3/9/05 (the "Effective Date") by and between Molecular Devices Corporation ("`Licensee") and AMERSHAM PHARMACIA BIOTECH UK LTD.. (UNDER NAME CHANGE TO AMERSHAM BIOSCIENCES UK LTD.) ("Amersham").

1. DEFINITIONS.

"Aurora " means Aurora Biosciences Corporation

"Aurora Mutant GFP" means mutant Aequorea victoria fluorescent proteins or polynucleotides encoding mutant Aequorea victoria fluorescent proteins.

"Amersham Patents" means [*] and all divisions, continuations, continuations-in-part, re-issues, re-examinations, extensions and substitutes thereof and all United States and foreign counterparts issuing therefrom.

"Aurora Patents" means [*] and continuations, divisions, reissues, extensions, substitutions and continuations-in-part with respect thereto, and all U.S. patents and foreign counterparts issuing therefrom.

"Product" means any TransFluor(TM) assay incorporating an Aurora Mutant GFP that is developed by Norak Biosciences, Inc. and transferred to Licensee.

"Stanford Patents" means [*] and continuations, divisions, reissues or continuations-in-part with respect thereto, and all U.S. patents issuing therefrom.

"Stanford Agreement" means that certain exclusive license agreement between [*].

"Stanford Licensed Product" means any product or process, or part thereof, in the Field, the manufacture, use or sale of which is covered by a valid claim of an issued, unexpired Stanford Patent, which Stanford Patent will be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken.

2. LICENSE GRANT. Subject to the terms and conditions of this Agreement, Amersham hereby grants to Licensee a [*] license, [*] under the Aurora Patents, the Stanford Patents and the Amersham Patents to use the Product [*]. Amersham retains all rights not expressly granted herein. There are no implied licenses granted herein.

3. LIMITATIONS. Licensee will use the Product [*]. Licensee will [*]. Licensee will [*].

4. PAYMENT OBLIGATIONS. In partial consideration for the license granted under
Section 2, Licensee will pay to Amersham a [*] license fee of [*], payable as follows: [*] and [*]. All payments shall be paid by [*].

5. COMPLIANCE with LAWS; PRECAUTIONS. Licensee will use the Product in strict accordance with all local, state and federal laws, rules, regulations and guidelines. Licensee understands that the Product, under certain circumstances, may have biological and/or chemical properties that are unpredictable and unknown at the time of transfer, that it is to be used with caution and prudence, and that it is not to be used for testing in or treatment of humans.

6. DISCLAIMER OF WARRANTIES. AMERSHAM HEREBY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF TITLE, FREEDOM TO OPERATE, MERCHANTABILITY, Fitness FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

7. LIMITATION OF LIABILITY. IN NO EVENT WILL LICENSEE BE ENTITLED TO RECOVER FROM AMERSHAM OR AURORA ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR THE LICENSE GRANTED HEREUNDER.

8. INDEMNIFICATION. Licensee will indemnify, hold harmless and defend Amersham and Aurora and their officers, employees and agents from and against any and all claims, suits, losses, liabilities, damages, costs, fees and expenses resulting from or arising out of (i) the practice by Licensee of the license granted hereunder, or (ii) the use, handling or storage of any Product (or any materials derived therefrom) by Licensee or its employees or agents.

9. TERM; TERMINATION. This Agreement will commence upon the Effective Date and will [*], unless terminated earlier as provided herein. Licensee may terminate this Agreement for any reason upon [*] written notice to Amersham. Amersham may terminate this Agreement upon or after the breach of any provision of this Agreement by Licensee (including non-payment) if Licensee has not cured such breach within [*] after written notice thereof by Amersham. The rights and obligations under Sections 1, 6,7, 8, 9, 10, 11, 12, 13, 14, 15 and 16 will survive the termination of this Agreement. Upon the termination of this Agreement, (i) the license granted hereunder will terminate, and (ii) Licensee will promptly destroy all remaining Product, and any Product cloned, replicated or otherwise reproduced, including all analogs or derivatives thereof.

10. ENTIRE AGREEMENT; AMENDMENT; ASSIGNMENT. This Agreement sets forth the complete and entire agreement of the parties with respect to the subject matter hereof and supersedes and terminates all prior agreements and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

understandings between the parties. No subsequent amendment, modification or addition to this Agreement will be binding upon the parties unless reduced to writing and signed by the respective authorized officers of the parties. Licensee may not assign or otherwise transfer this Agreement or any of its rights or obligations hereunder without the prior written consent of Amersham, and any such attempted assignment or other transfer will be void. Amersham may assign this Agreement upon written notice to Licensee.

11. GOVERNING LAW. This Agreement will be governed by the laws of the State of New York, without regard to its conflict of law provisions.

12. WAIVER; SEVERABILITY. Except as specifically provided for herein, the waiver from time to time by either party of any right or failure to exercise any remedy will not operate or be construed as a continuing waiver of the same right or remedy or of any other of such party's rights or remedies provided in this Agreement. In case any provision of this Agreement will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

13. INDEPENDENT CONTRACTORS. It is expressly agreed that Amersham and Licensee will be independent contractors and that the relationship between the two parties will not constitute a partnership or agency of any kind. Neither Amersham nor Licensee will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other party, without the prior written consent of the other party.

14. AURORA PATENTS. With respect to rights licensed to Amersham through Aurora by the Howard Hughes Medical Institute ("HHMI") or by The Regents of the University of California ("UC"), Licensee hereby agrees to indemnify, defend and hold harmless HHMI or UC, as appropriate, and their respective officers, directors, employees, sponsors and agents from and against all damages or other amounts payable to a third party (including product liability) resulting or arising from Licensee's use of the rights granted herein to the extent that such indemnification by Licensee is required by HHMI or UC pursuant to agreements between HHMI and Aurora or between UC and Aurora.

15. STANFORD PATENTS.

      15.1 EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, PURSUANT TO THE STANFORD AGREEMENT, STANFORD MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE STANFORD LICENSED PRODUCTS OR SERVICES WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES. Pursuant to the Stanford Agreement, nothing in this Agreement is or will be construed as:

            (i) A warranty or representation by Stanford as to the validity or scope of the Stanford Patents;

            (ii) A warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights and other rights of third parties;

            (iii) An obligation to bring or prosecute actions or suits against Third Parties for infringement, except to the extent and in the circumstances described in Article 11 of the Stanford Agreement;

            (iv) Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Stanford or other persons other the Stanford Patents, regardless of whether such patents or other rights are dominant or subordinate to any of the Stanford Patents; or

            (v) An obligation to furnish any technology or technological information other than the technology as set forth herein.

      15.2 Licensee agree that Licensee will not identify Stanford in any promotional advertising or other promotional materials to be disseminated to the public or any portion thereof or to use the name of any Stanford faculty member, employee or student or any trademark, service mark, trade name or symbol of Stanford, UCSF Stanford Health Care or Stanford Health Services, or that is associated with either of them, without Stanford's prior written consent.

      15.3 Licensee will indemnify, hold harmless and defend Stanford, UCSF Stanford Health Care and Stanford Health Services, and their respective trustees, officers, employees, students and agents against any and all claims for death, illness, personal injury, property damage and improper business practice arising out of the manufacture, use, sale or other disposition of Stanford Patents or Stanford Licensed Products by Licensee, or its customers.

      15.4 Pursuant to the terms of the Stanford Agreement, Stanford will not be liable for any indirect, special, consequential or other damages whatsoever, whether grounded in tort (including negligence), strict liability, contract or otherwise. Stanford will not have any responsibilities or liabilities whatsoever with respect to Stanford Licensed Products.

16. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be signed and delivered by facsimile, each of which will be binding when sent.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the Effective Date.

AMERSHAM PHARMACIA BIOTECH UK LTD
(UNDER NAME CHANGE TO AMERSHAM
BIOSCIENCES UK LTD)                                MOLECULAR DEVICES CORPORATION

By: /s/ Royal N. Ronning, Jr.                      By: /s/ Tim Harkness
    ------------------------                           -----------------

Name: Royal N. Ronning, Jr.                        Name: Tim Harkness

Title: Attorney in Fact                            Title: CFO

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT G

                                   EXCLUDED IP

1. The trademarks listed below and all associated tradenames, logos, and tradedress:

      NORALUX (US Serial No. 78404092)
      PALLACOR  (US Serial No. 78488274)
      ADENOGESIC (US Serial No. 78497635)
      XSIRA (US Serial No. 78505052)
      XSIRA PHARMA (US Serial No. 78501254)
      XSIRA PHARMACEUTICALS (US Serial No. 78502735)

2. Know-how, knowledge, data, information, protocols, methods, results, ideas, inventions (whether patentable or not), and other intellectual property directly and primarily relating to "Seller's Internal Product Discovery Program" and not otherwise related to the sale, licensing, and/or commercialization of the Transfluor Technology or products incorporating the same ("Xsira Product Know-How").

3. All intellectual property rights (including but not limited to copyright and similar right of authorship) to web pages, domain names (including but not limited to "xsira.com", "noralux.com", "reperex.com", and "pallacor.com"), promotional materials, and the like directly and primarily relating to Seller's Internal Product Discovery Program or other business that is not directly related to the Acquired Business or to any Assigned IP.

4.    The "norakbio.com" domain name.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      G-1-